UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

EQUITY FUNDS

SEMIANNUAL REPORT

June 30, 2009

CGM Advisor Targeted Equity Fund

Delafield Select Fund

Hansberger International Fund

Harris Associates Large Cap Value Fund

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Value Opportunity Fund

Natixis U.S. Diversified Portfolio

BlackRock Investment Management

Harris Associates

Loomis, Sayles & Company

Management Discussion and Performance page 1

Portfolio of Investments page 24

Financial  Statements page 39

CGM ADVISOR TARGETED EQUITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Management Discussion

Stock prices remained extremely volatile during the first half of 2009, as tight credit, sluggish economic activity and a battered financial system sent nervous investors in pursuit of relative safety. However, early in March equities began to regain some lost ground as details emerged about federal programs designed to stabilize the financial markets and stimulate economic growth.

For the six months ended June 30, 2009, CGM Advisor Targeted Equity Fund returned 0.52% based on the net asset value of Class A shares. The fund fell short of its benchmark, the S&P 500 Index, which returned 3.16%, and the average fund in Morningstar’s Large Growth category, which returned 10.50%, for the period.

HOW WAS THE FUND STRUCTURED DURING THE PERIOD?

As 2009 got underway, the fund was fully invested, with a heavy concentration in companies with limited exposure to market cycles, in an effort to minimize the impact of the deepening global recession on corporate earnings.

We increased the fund’s holdings in companies that we believe are likely to benefit from a recovery in the United States and in global economies later in 2009 or 2010. These included Ford Motor Co., FedEx Corp., United Parcel Service (UPS) and Oracle Corp. Ford has held up better than the rest of the automobile industry and we believe it will emerge with substantial profits in 2011 and 2012. The company financed its restructuring program by borrowing more than $20 billion in 2006, before credit became restrained. Ford also renegotiated its labor agreements at the time of the GM and Chrysler reorganizations, realizing similar cost savings without going through bankruptcy.

Package delivery and shipping giants, FedEx and UPS, are benefiting from the withdrawal of DHL from the industry. We believe these firms, along with business software leader Oracle, are also well-positioned to participate in the global economic recovery.

WHICH STOCKS PERFORMED WELL?

The fund is focused on several key holdings. One of our top contributors was Goldman Sachs Group, a global investment banking and securities firm that has seen its stock price rise as the investment banking industry went through a period of consolidation. A number of Goldman’s former competitors have gone out of business, while others have been impaired by financial constraints. Goldman is one of two U.S. investment banks that have remained independent, already repaying TARP (Troubled Asset Relief Program) funds it received from the federal government.

Two of Brazil’s largest banks, Banco Bradesco and Banco Itau Holding Financeira SA, also contributed to the fund’s performance. Both banks are benefiting from the resiliency of the Brazilian economy and its exposure to critical commodities, such as soybeans, corn, iron ore and copper. We believe Brazil will emerge from the recession stronger than most global economies.

WHICH STOCKS PERFORMED POORLY?

Disappointing holdings during the period included State Street Corp., the world’s top provider of investment services and asset management to institutional investors. State Street’s stock price was negatively impacted by its exposure to complex derivatives. Shares of Apollo Group, a leading for-profit education company, declined despite strong earnings performance because investors were concerned about potentially adverse regulatory actions by the Obama administration. The share price of UnitedHealth Group, a major health management organization, also declined on concerns over the impact of the new administration’s healthcare agenda. We sold all three issues.

WHAT IS YOUR OUTLOOK?

We believe that the significant stimulus actions taken by monetary and fiscal authorities in the United States and in several other countries will contribute to global economic recovery in 2010, providing a favorable investment environment for stocks. We remain committed to seeking long-term capital growth by investing in a small number of well-established companies that we believe offer significant growth potential.

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

Average Annual Total Returns — June 30, 2009

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/27/68)
Net Asset Value[1]	0.52%	-34.73%	2.48%	0.38%
With Maximum Sales Charge[2]	-5.29	-38.50	1.27	-0.21

CLASS B (Inception 2/28/97)
Net Asset Value[1]	0.14	-35.23	1.70	-0.38
With CDSC[3]	-4.86	-38.47	1.37	-0.38

CLASS C (Inception 9/1/98)
Net Asset Value[1]	0.15	-35.24	1.71	-0.37
With CDSC[3]	-0.85	-35.88	1.71	-0.37

CLASS Y (Inception 6/30/99)
Net Asset Value[1]	0.77	-34.52	2.77	0.74

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	3.16%	-26.21%	-2.24%	-2.22%
Morningstar Large Growth Fund Avg.[5]	10.50	-27.13	-1.81	-2.42

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	99.1	93.3
Short-Term Investments and Other	0.9	6.7

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Goldman Sachs Group, Inc. (The)	8.9	4.6
Banco Itau Holding Financeira SA, ADR	6.7	4.8
Banco Bradesco SA, Sponsored ADR	6.5	4.0
Philip Morris International, Inc.	5.6	5.3
CVS Caremark Corp.	5.5	5.4
Petroleo Brasileiro SA, ADR	5.5	—
Ford Motor Co.	5.5	—
Teva Pharmaceutical Industries Ltd., Sponsored ADR	5.4	5.3
International Business Machines Corp.	5.1	4.1
Abbott Laboratories	5.0	5.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Commercial Banks	13.1	8.8
Pharmaceuticals	10.4	10.5
Food & Staples Retailing	10.0	10.7
Diversified Financial Services	9.5	—
Air Freight & Logistics	9.3	—

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.10%	1.10%
B	1.85	1.85
C	1.85	1.85
Y	0.85	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

DELAFIELD SELECT FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in small- and mid- capitalization companies using a bottom-up value-oriented investment process.

Inception Date:

September 26, 2008

Managers:

J. Dennis Delafield

Charles W. Neuhauser

Vincent Sellecchia

Donald Wang

Symbols:

Class A	DESAX
Class C	DESCX
Class Y	DESYX

What You Should Know:

The fund is non-diversified, which means that it focuses on a relatively small number of stocks. Non-diversified funds tend to be more volatile than diversified funds and the market as a whole. Value stocks may fall out of favor with investors and underperform the overall market during any given period. Investing in small- and mid-cap companies may involve greater risk than investing in larger companies since small- and mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

Management Discussion

Stock prices remained highly volatile during the six months ended June 30, 2009. The first quarter continued the steep downturn that began in 2008. Stock prices began a rebound early in March that lasted through most of the second quarter. Many skeptical investors stayed on the sidelines, concerned that the uptrend might not be sustainable and this uncertainty continued into July.

For the six months ended June 30, 2009, Delafield Select Fund provided a total return of 24.35%, based on the net asset value of Class A shares and $0.002 in reinvested capital gains. The fund substantially outperformed both its benchmark and its Morningstar peer group. The Russell 2500 Index returned 6.52%, while the average return on the funds in Morningstar’s Small Value category was 3.70%.

WHICH STOCKS PERFORMED WELL?

In the first quarter, several of the fund’s holdings performed poorly, reflecting general economic anxiety and company-specific concerns. However, during the second quarter, our best performers included companies with strong cash flows that had been hard hit late in 2008 and the first quarter of 2009.

Ashland, Inc. is a good example. A diversified chemical company, Ashland provides specialty chemical products, services and solutions for personal and industrial use in the United States and more than 100 countries worldwide. Last year Ashland purchased Hercules, which was also one of the fund’s holdings. Shortly after this acquisition, balance sheet concerns caused Ashland shares to drop sharply and we used the period of weakness to add to the fund’s holdings. Performance got a boost more recently when Ashland refinanced a bridge loan and began selling non-strategic assets to further reduce its debt level.

Other strong performers included Flextronics International Ltd. We discussed this electronics manufacturer in our last shareholder report because it had been disappointing. We started buying shares in 2007 at just over $10 a share. In November of 2008 Flextronics fell below $2 a share and we doubled the size of the position. It closed June 2009 at more than $4 a share, and we believe the company’s global reach and earnings prospects give it considerable upward potential.

We also discussed KapStone Paper and Packaging in the December 2008 report because the stock had declined. We had added to the fund’s shares when they fell, and were rewarded for our confidence during the first half of 2009 as it, too, became one of the fund’s top performers.

WHICH STOCKS DID NOT MEET YOUR EXPECTATIONS?

Kennametal, Inc., one of the fund’s larger holdings, was down for the six-month period, largely reflecting its sensitivity to the economic cycle – notably to the auto industry. Kennametal manufactures specialized metalworking tools and products. The company’s current earnings expectations are down sharply and it could take them several quarters to get through this rough period. However, we admire what Kennametal has done to streamline their business and we believe the company will exhibit strong earnings as the economy improves. We added to the position on weakness.

WHAT’S YOUR OUTLOOK?

We believe global economies could continue to be weak into 2010 and that stocks will remain volatile. To date, we think business is still searching for a bottom in the United States and Europe. The only region where government stimulus appears to have already worked well is China. We believe confidence will be restored to the marketplace, but it will take time.

On July 9, 2009, the Board of Trustees of Natixis Funds Trust II approved an Agreement and Plan of Reorganization and Liquidation, pursuant to which the Delafield Select Fund will transfer its assets and liabilities to a newly formed “shell” series of The Tocqueville Trust. This transaction is subject to approval by shareholders of the Delafield Select Fund.

DELAFIELD SELECT FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,7

Average Annual Total Returns — June 30, 20091,7

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 9/29/08)[1]
Net Asset Value[2]	24.35%	-15.83%	2.05%	8.17%
With Maximum Sales Charge[3]	17.23	-20.67	0.83	7.53

CLASS C (Inception 9/29/08)[1]
Net Asset Value[2]	23.48	-16.73	0.98	7.15
With CDSC[4]	22.48	-17.56	0.98	7.15

CLASS Y (Inception 9/26/08)[1]
Net Asset Value[2]	24.48	-15.46	2.40	8.54

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 2500 Index[5]	6.52%	-26.72%	-0.93%	3.67%
Morningstar Small Value Fund Avg.[6]	3.70	-23.55	-1.61	5.41

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	85.9	90.8
Short-Term Investments and Other	14.1	9.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Checkpoint Systems, Inc.	5.0	2.9
Charles River Laboratories International, Inc.	4.8	—
Flextronics International Ltd.	4.7	4.8
Vishay Intertechnology, Inc.	4.6	3.2
Ashland, Inc.	4.5	2.9
Genpact Ltd.	4.4	—
Collective Brands, Inc.	4.3	5.7
Thermo Fisher Scientific, Inc.	4.0	4.4
Crane Co.	4.0	4.1
Kennametal, Inc.	4.0	5.5

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Machinery	17.2	21.6
Electronic Equipment, Instruments & Components	14.3	10.8
IT Services	10.9	8.4
Life Sciences Tools & Services	8.8	4.4
Specialty Retail	7.7	9.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	2.53%	1.40%
C	3.28	2.15
Y	2.28	1.15

NOTES TO CHARTS

[1]

The performance of Class Y shares of Delafield Select Fund includes performance from the Reich & Tang Concentrated Portfolio L.P., which was reorganized to Class Y shares as of the close of business on September 26, 2008. The Reich & Tang Concentrated Portfolio L.P. performance has been adjusted to reflect the expenses of Class Y shares. For the periods prior to the inception of Class A and Class C shares (September 29, 2008), performance shown for Class A and Class C shares is based upon the Reich & Tang Concentrated Portfolio L.P.’s returns restated to reflect the expenses and sales loads of Class A and Class C shares. Performance from September 29, 2008 forward reflects actual Class A and Class C share performance.

[2]	Does not include a sales charge.
[3]	Includes the maximum sales charge of 5.75%.
[4]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[5]

Russell 2500 Index is an unmanaged index that measures the 2500 smallest companies in the Russell 3000 Index. It is a popular indicator of the performance of the small to mid-cap segment of the U.S. stock market.

[6]	Morningstar Small Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

HANSBERGER INTERNATIONAL FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Inception Date:

December 29, 1995

Managers:

Growth:

Trevor Graham

Barry A. Lockhart

Patrick H. Tan

Thomas R.H. Tibbles

Value:

Ronald Holt

Lauretta Reeves

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Management Discussion

After a difficult start to the year, international markets – particularly emerging market countries – bounced back strongly, significantly outperforming the U.S. market, as measured by the S&P 500 Index, which returned 3.16% for the six-month period. Brazil, Russia, India and China were among the strongest markets, and investors who owned internationally diversified portfolios were also positively impacted by the weakening U.S. dollar.

Hansberger International Fund outperformed both its MSCI indexes and its Morningstar peer group for the six months ended June 30, 2009. The fund’s return was 17.75% based on the net asset value of Class A shares. For the same period, the MSCI EAFE Index and the MSCI ACWI ex USA, returned 8.42% and 14.35%, respectively, expressed in U.S. dollars. The average performance of Morningstar’s Foreign Large Blend category was 7.48%. Neither the fund nor its benchmarks include U.S. stocks and the Morningstar category has only limited exposure to domestic equities.

Two teams of Hansberger’s international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. Growth investors fared better than value investors for the first half of 2009.

WHICH SECTORS WERE NOTEWORTHY FOR THE VALUE PORTFOLIO?

During the six-months ended June 30, 2009, the value portfolio’s best-performing holdings were in three sectors that had declined the most in 2008. Financials made the largest contributions, with Credit Suisse Group and Standard Chartered PLC providing the strongest gains. Energy stocks recovered as oil prices rose during the period. Two of the main beneficiaries were Brazilian oil producer Petroleo Brasileiro (“Petrobras”) and Subsea 7, a leader in the underwater oil and gas development industry. The materials sector also did well as commodity prices increased; Brazilian mining giants BHP Billiton and Vale SA both posted strong gains.

Relative to its benchmarks, the fund was overweight in the healthcare sector, which had performed well in 2008 but declined as investors moved out of these defensive sectors in 2009. Two of the fund’s weaker holdings were pharmaceutical companies Novartis AG and Shionogi & Co. Both stocks remain in the portfolio.

WHAT ABOUT THE GROWTH PORTFOLIO?

After an especially difficult 2008, the growth portfolio rebounded in the first half of 2009. Financial stocks were key contributors; Chinese property developer Agile Property Holdings was a top performer. Information technology was another positive; the U.K.’s Autonomy Corp. and China’s Tencent Holdings were strong performers. The portfolio’s energy holdings benefited from the recovery in oil prices, with Petrobras, Cameco Corp. and Suncor Energy providing solid returns.

Consumer discretionary stocks underperformed during the period. Japan’s Yamada Denki and Jupiter Telecommunications were among the main detractors, but both stocks remain in the portfolio.

WHAT IS YOUR OUTLOOK?

While the pace of economic growth has slowed, we believe the long-term outlook for many economies – especially the emerging markets – is still very strong. We remain optimistic on China because we believe companies there are poised to benefit from massive infrastructure spending and government stimulus. Brazil and India are also growing faster than the developed world and we see potential from domestic growth even if exports continue to slow.

Price-earnings ratios are higher now than they were in 2008, and we believe further gains will reflect earnings more than price recovery. However, the renewed risk appetite for equities that became apparent at the end of the first quarter is still evident. We believe volatility will remain range bound in the near term as valuations have neutralized and the global economy is showing signs of stabilizing. The fog appears to be settling in for both economic and earnings visibility, and we do not see any clearly identifiable long-term trends. We think the global outlook for interest rates is reasonably supportive, although inflation risks have increased.

HANSBERGER INTERNATIONAL FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares7

Average Annual Total Returns — June 30, 20097

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 12/29/95)
Net Asset Value[1]	17.75%	-32.01%	2.95%	2.64%
With Maximum Sales Charge[2]	11.01	-35.92	1.74	2.04

CLASS B (Inception 12/29/95)
Net Asset Value[1]	17.21	-32.57	2.18	1.88
With CDSC[3]	12.21	-35.83	1.88	1.88

CLASS C (Inception 12/29/95)
Net Asset Value[1]	17.22	-32.54	2.18	1.87
With CDSC[3]	16.22	-33.19	2.18	1.87

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
MSCI EAFE Index[4]	8.42%	-30.96%	2.79%	1.59%
MSCI ACWI ex USA[5]	14.35	-30.54	4.95	2.94
Morningstar Foreign Large Blend Fund Avg.[6]	7.48	-32.42	2.09	1.11

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	97.9	99.2
Preferred Stocks	0.5	1.1
Exchange Traded Funds	0.8	—
Bonds and Notes	—	0.1
Short-Term Investments and Other	0.8	-0.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Credit Suisse Group, (Registered)	1.7	1.4
Nestle SA, (Registered)	1.7	2.2
Axa SA	1.5	1.1
BNP Paribas	1.5	0.6
Groupe Danone	1.5	0.7
Infosys Technologies Ltd., Sponsored ADR	1.4	1.7
Banco Santander Central Hispano SA	1.4	1.7
Industrial and Commercial Bank of China Ltd., Class H	1.4	—
Roche Holding AG	1.4	2.5
Standard Chartered PLC	1.4	1.1

	% of Net Assets as of
FIVE LARGEST COUNTRIES	6/30/09	12/31/08
United Kingdom	14.4	13.0
Japan	14.0	17.2
China	9.7	7.3
France	9.4	10.5
Switzerland	8.3	10.4

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.49%	1.49%
B	2.23	2.23
C	2.24	2.24

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]

Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE Index) is an unmanaged index designed to measure developed market equity performance, excluding the United States and Canada.

[5]

Morgan Stanley Capital International All Countries World Index ex USA (MSCI ACWI ex USA) is an unmanaged index designed to measure equity market performance in developed and emerging markets, excluding the United States.

[6]	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[7]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Managers:

Edward S. Loeb

Michael J. Mangan

Diane L. Mustain

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Stocks rebounded vigorously beginning in March, as fears of an economic collapse abated. Shares of large, well-capitalized companies such as those the fund emphasizes benefited, as investors took advantage of low valuations which, in our opinion, reflected unwarranted pessimism.

For the six months ending June 30, 2009, Class A shares of Harris Associates Large Cap Value Fund returned 12.28% at net asset value, assuming $0.006 in dividends reinvested during the period. The fund outperformed both its benchmark and Morningstar peer group. The Russell 1000 Value Index returned -2.87% for the six-month period, while the average return on the funds in Morningstar’s Large Blend category was 4.92%.

WHICH STOCKS PERFORMED WELL?

JP Morgan Chase was the period’s best performer as the company came out from under the government’s Troubled Asset Relief Program (TARP). We believe JP Morgan’s acquisition of assets from Bear Stearns and Washington Mutual, both now defunct, will enhance future results. Morgan Stanley, another investment bank that weathered the crisis, was also a strong contributor, thanks in part to limited real estate exposure and only moderate trading losses. We trimmed this position recently after the company issued new shares.

Chipmaker Intel moved higher in anticipation of increased demand from customers needing to replenish depleted inventories. In addition, an agreement with Nokia (not in the portfolio) strengthened Intel’s position in the cell phone industry – evidence of its ability to expand despite challenging conditions. In a sign that capital markets are stabilizing, pharmaceutical company Schering-Plough rose on news of its pending takeover by Merck (not in the portfolio). The move reinforced our conviction that Schering’s valuation had understated its potential worth and we accepted Merck’s offer. Retailer Best Buy benefited from solid demand for large televisions and the close-down of a rival electronics chain.

WHICH STOCKS DETRACTED?

Bank of America declined over the six-month period despite a strong comeback in its shares in the past few months, but we retain the position. We eliminated credit-card issuer Capital One Financial, an underperforming holding, and redeployed the proceeds into JP Morgan Chase. Shares of FedEx Corp. sagged amid declining package shipments. We believe this company represents an attractive long-term opportunity despite its sensitivity to changing business conditions. McDonald’s retreated following its long rise, as market participants sought other opportunities. After booking solid profits last year, we have retained a modest commitment to McDonald’s.

WHICH SECTORS WERE MOST INFLUENTIAL?

Our emphasis is always on stock selection rather than sector allocation. Nonetheless, certain sectors contributed to results. The portfolio’s emphasis on financials proved beneficial. Our commitment to consumer discretionary companies also proved rewarding, as we sought to capitalize on what we viewed as unduly pessimistic expectations for consumer spending. The fund’s relatively small position in materials companies detracted from results, as the sector was strong during the period, but good stock selection in industrials and consumer staples were beneficial. Technology holdings trailed those in the benchmark. However, we believe that large-cap tech companies like Intel and Texas Instruments represent solid opportunities. Energy was a minor positive; the stocks we selected outperformed those in the benchmark.

WHAT IS YOUR CURRENT OUTLOOK?

We believe a recovery is underway, due in part to short-term inventory rebuilding on the part of corporations. The economy is also being helped by fiscal and monetary stimulus in Washington. Banks are recapitalizing and bolstering balance sheets – important steps toward easing credit constraints. While the investing public remains skeptical, for the most part, we think individuals will eventually reject paltry returns now being earned on their liquid reserves and return to the equity markets. This could fuel further gains, and we believe large-cap, attractively valued companies may be a more appealing choice for some investors.

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — June 30, 20096

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 5/6/31)
Net Asset Value[1]	12.28%	-21.36%	-4.39%	-3.92%
With Maximum Sales Charge[2]	5.77	-25.91	-5.52	-4.49

CLASS B (Inception 9/13/93)
Net Asset Value[1]	11.85	-21.96	-5.11	-4.63
With CDSC[3]	6.85	-25.85	-5.49	-4.63

CLASS C (Inception 5/1/95)
Net Asset Value[1]	11.89	-21.94	-5.10	-4.63
With CDSC[3]	10.89	-22.72	-5.10	-4.63

CLASS Y (Inception 11/18/98)
Net Asset Value[1]	12.45	-21.03	-4.06	-3.51

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Russell 1000 Value Index[4]	-2.87%	-29.03%	-2.13%	-0.15%
Morningstar Large Blend Fund Avg.[5]	4.92	-26.41	-2.06	-1.50

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	93.9	94.6
Short-Term Investments and Other	6.1	5.4

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Intel Corp.	6.3	6.3
Hewlett-Packard Co.	5.5	5.9
Carnival Corp.	5.2	5.6
Bank of New York Mellon Corp.	4.3	4.2
JP Morgan Chase & Co.	3.8	3.7
Medtronic, Inc.	3.8	2.8
Franklin Resources, Inc.	3.7	2.8
Caterpillar, Inc.	3.5	—
Williams Cos., Inc.	3.2	1.7
Illinois Tool Works, Inc.	3.2	1.0

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Capital Markets	12.7	13.9
Hotels, Restaurants & Leisure	10.1	9.6
Media	9.0	9.2
Semiconductors & Semiconductor Equipment	8.4	8.2
Diversified Financial Services	7.9	3.7

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.28%	1.28%
B	2.04	2.04
C	2.03	2.03
Y	0.84	0.84

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

VAUGHAN NELSON SMALL CAP VALUE FUND

PORTFOLIO PROFILE

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process.

Inception Date:

December 31, 1996

Managers:

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

What You Should Know:

Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Equity markets staged a vigorous comeback early in March, as unprecedented fiscal and monetary measures from Washington helped ease investors’ concerns about the economy. Vaughan Nelson Small Cap Value Fund outperformed its benchmark by a wide margin but trailed its Morningstar peers. For the six months ended June 30, 2009, the fund’s total return was 2.98% based on the net asset value of Class A shares. For the same period, the Russell 2000 Value Index, the fund’s benchmark, returned -5.17%, while the average performance of the funds in Morningstar’s Small Blend category was 6.11%.

HOW DID STOCK SELECTION HELP?

Our focus has been on companies with relatively little need to borrow money – those that are either not cut off from credit markets or that have adequate cash flow to finance their businesses, and pay off debt or otherwise add value for shareholders. We also look for businesses whose sales in recent years were not impacted by easy credit conditions and excess consumption. This strategy was of particular value during the worst of the credit squeeze.

The period’s biggest contributor was asset management firm Waddell & Reed Financial, which bounced back thanks to strong investor interest during the market rebound in the second quarter. We have begun to trim this holding based on its higher valuation. General Cable also moved higher amid expectations of better industrial activity.

We trimmed holdings in such defensive sectors as consumer staples and utilities, where some selections had reached our valuation targets. Stocks eliminated included private-label food wholesalers Ralcorp Holdings and TreeHouse Foods; and EQT Corp., a natural gas distribution and exploration company. We took advantage of lowered valuations to add shares of Autoliv, a leading manufacturer of automobile safety systems, including airbags and seat belts. We also found an attractive opportunity in retailer Abercrombie & Fitch. Despite a sales downturn, Abercrombie has retained a strong mall presence compared to other retailers, which could create some leverage to renegotiate leases. We believe both Autoliv and Abercrombie are positioned to capture greater market share.

WHICH STOCKS DETRACTED?

Healthcare holdings hurt performance when federal budget provisions appeared to constrain reimbursements, threatening future profits. As a consequence, we eliminated LHC Group, which provides home nursing services; Medicare-focused managed-care provider HealthSpring; and Amsurg, which operates outpatient surgery centers. We also sold glass container manufacturer Owens-Illinois, which came under pressure due to volume disappointments.

WHAT ABOUT SECTORS?

Overall, our financial, industrial and utilities allocations worked well. However, many of the leaders in the second-quarter rally were highly cyclical and some were burdened with heavy debt – a description that does not fit our policy of emphasizing financially sound companies. Our avoidance of more cyclical, debt-encumbered issues detracted from fund results in the technology and consumer discretionary sectors. In technology, for example, we hold software and service companies that are highly profitable with stable earnings profiles, but performance leaders in these sectors were the more volatile semiconductor and hardware companies. We have been steadily reducing defensive sectors and bolstering such cyclical areas as industrials and consumer discretionary companies. At the same time, better credit market conditions also raised our comfort level in financials, where we identified some small, well-financed banks with the potential to expand their markets.

WHAT IS YOUR CURRENT OUTLOOK?

We are positioning the portfolio for a recovery, which we believe lies ahead. Washington has shown its determination to stabilize the banking system, allowing banks to recapitalize successfully and opening up the capital markets. We are also encouraged by investors’ increasing risk tolerance. Our gradual move toward more cyclical areas reflects our belief that the economy is gradually righting itself, with a better tone perhaps appearing in the second half of 2009.

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Total Returns — June 30, 20096

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 12/31/96)
Net Asset Value[1]	2.98%	-17.63%	4.26%	3.18%	—
With Maximum Sales Charge[2]	-2.92	-22.37	3.03	2.57	—

CLASS B (Inception 12/31/96)
Net Asset Value[1]	2.54	-18.26	3.48	2.40	—
With CDSC[3]	-2.46	-22.35	3.13	2.40	—

CLASS C (Inception 12/31/96)
Net Asset Value[1]	2.60	-18.25	3.48	2.41	—
With CDSC[3]	1.60	-19.07	3.48	2.41	—

CLASS Y (Inception 8/31/06)
Net Asset Value[1]	3.10	-17.41	—	—	-1.70%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Russell 2000 Value Index[4]	-5.17%	-25.24%	-2.27%	5.00%	-13.21%
Morningstar Small Blend Fund Avg.[5]	6.11	-25.97	-1.78	4.25	-10.82

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	92.5	88.7
Exchange Traded Funds	—	4.6
Short-Term Investments and Other	7.5	6.7

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Sybase, Inc.	2.7	2.2
Phillips-Van Heusen Corp.	2.6	1.6
Waste Connections, Inc.	2.5	2.2
HCC Insurance Holdings, Inc.	2.5	2.5
Prosperity Bancshares, Inc.	2.4	1.6
Patterson Cos., Inc.	2.2	1.7
Pactiv Corp.	2.2	2.5
Hanover Insurance Group, Inc. (The)	2.1	—
Syniverse Holdings, Inc.	2.0	1.4
MFA Financial, Inc.	1.9	1.4

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Software	9.0	5.6
Insurance	8.4	7.4
Machinery	7.6	3.9
Commercial Banks	7.2	5.4
Commercial Services & Supplies	5.1	6.0

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.53%	1.47%
B	2.28	2.22
C	2.28	2.22
Y	1.23	1.22

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 9/1/06.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

PORTFOLIO PROFILE

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Inception Date:

October 31, 2008

Managers:

Dennis G. Alff

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Management Discussion

Investors returned to the equity markets early in March, as government initiatives on the fiscal and monetary fronts helped calm fears that the economy might worsen. Vaughan Nelson Value Opportunity Fund comfortably outperformed its benchmark but lagged its Morningstar peer group.

For the six months ended June 30, 2009, the fund’s total return was 5.64%, based on the net asset value of Class A shares and $0.0015 in reinvested dividends. For the same period, the Russell Midcap Value Index, the fund’s benchmark, returned 3.19%, while the average return of the funds in Morningstar’s Mid-Cap Blend category was 10.05%.

WHICH STOCKS HELPED OR HURT PERFORMANCE?

Successful stock selection in several sectors helped the fund outperform its benchmark. One of the largest contributors was Calpine, a wholesale power generator whose shares rebounded briskly following a steep sell-off in 2008. General Cable, makers of wires and cables for utility and industrial customers, benefited as expectations improved for increased economic activity. Other gainers included Syniverse Holdings, which provides seamless connectivity solutions to wireless providers. Among detractors, Pactiv, makers of Hefty brand plastic bags, declined as investors moved to more cyclical companies with greater recovery potential. We believe Pactiv is well-run and enjoys good cash flows, so the stock remains in the portfolio. However, we reduced the fund’s exposure to W.R. Berkley, a property/casualty insurer, which lagged during this period after holding up well early in the financial crisis. We also maintained the fund’s commitment to ACE Ltd., another large insurer, despite a recent pullback.

In terms of strategy, our focus has been on companies that continue to have access to the credit markets thanks to their solid balance sheets, or that can finance their needs without resorting to borrowing, or those that are paying off debt or otherwise adding value for shareholders. We also look for businesses whose sales were not distorted by easy credit conditions and excess consumption in recent years. This approach was of particular value during the worst of the credit squeeze, when the fund holdings performed relatively well. These businesses may also be positioned to capture market share from financially weaker competitors when conditions improve.

WHICH SECTORS WERE MOST INFLUENTIAL?

Except for financials, all sectors in the portfolio were in positive territory over the past six months. In consumer discretionary, the fund did not hold the leveraged, highly cyclical stocks that led the market rally – a stance that hurt performance comparisons. During the period, we moved some assets out of traditionally defensive sectors like consumer staples and utilities and into more cyclical areas that tend to track the ups and downs of the economy. Our theory is that industrial, materials and technology choices are better positioned to benefit from the period of economic stabilization and recovery we see ahead. Among financials, in addition to trimming insurer W.R. Berkley, we sold Cullen/Frost Bankers, a high-quality, regional bank holding company. We redeployed the proceeds into companies with lower valuations and what we believed to be greater appreciation potential. Examples include Ohio-based Fifth Third Bancorp and XL Capital Ltd., a business insurance specialist whose investment portfolio stands to benefit from any improvement in capital markets.

WHAT IS YOUR CURRENT OUTLOOK?

We are positioning the portfolio for a potential recovery that we believe lies ahead. Washington has shown its determination to stabilize the banking system, opening the door for banks to recapitalize successfully and thawing the capital markets. We are also encouraged by the willingness of investors to accept some risk for the first time in several months. The portfolio’s gradual shift toward more cyclical areas reflects our belief that the economy is gradually righting itself, with the possibility of a better tone appearing as early as the second half of 2009.

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

Average Annual Total Returns — June 30, 20096

	6 MONTHS	SINCE INCEPTION
CLASS A (Inception 10/31/08)
Net Asset Value[1]	5.64%	1.68%
With Maximum Sales Charge[2]	-0.47	-4.17

CLASS C (Inception 10/31/08)
Net Asset Value[1]	5.33	1.23
With CDSC[3]	4.33	0.23

CLASS Y (Inception 10/31/08)
Net Asset Value[1]	5.85	1.90

COMPARATIVE PERFORMANCE	6 MONTHS	SINCE INCEPTION[7]
Russell Midcap Value Index[4]	3.19%	-2.72%
Morningstar Mid-Cap Blend Fund Avg.[5]	10.05	3.70

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	99.3	94.3
Exchange Traded Funds	—	4.5
Short-Term Investments and Other	0.7	1.2

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Owens-Illinois, Inc.	3.8	3.9
Annaly Capital Management, Inc.	3.1	3.4
DaVita, Inc.	2.7	2.9
ACE Ltd.	2.5	3.3
Ralcorp Holdings, Inc.	2.3	2.3
XL Capital Ltd., Class A	2.2	—
Nuance Communications, Inc.	2.2	2.0
Thermo Fisher Scientific, Inc.	2.2	1.7
Zimmer Holdings, Inc.	2.1	2.1
IPC Holdings Ltd.	2.1	2.5

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Insurance	12.6	13.5
Food Products	7.4	8.8
Software	6.3	5.6
Chemicals	5.7	3.2
Health Care Providers & Services	5.3	6.2

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	14.72%	1.41%
C	15.47	2.16
Y	14.36	1.16

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
[5]	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[6]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[7]	The since-inception comparative performance figures shown are calculated from 11/1/08.
[8]	Before reductions and reimbursements.
[9]	After reductions and reimbursements. Expense reductions are contractual and are set to expire 4/30/10.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Subadvisors:

BlackRock Investment Management, LLC

Harris Associates, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

What You Should Know:

Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large-cap stocks.

Management Discussion

As the worst recession since the early 1980s headed into its second year, the equity markets continued to slide in 2009. However, early in March market sentiment reversed, and U.S. equities began a strong rally as economic clouds appeared to become less ominous than they had been previously. The recovery was marginal and fraught with uncertainty, but a little relief brought hope to some investors.

Each of Natixis U.S. Diversified Portfolio’s four segments is managed using a different discipline, providing investors with exposure to a wide spectrum of stocks of differing sizes, using both growth and value investment styles. The BlackRock segment seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-capitalization companies that the manager believes are trading at a substantial discount to their “true business value.” Loomis Sayles manages two portfolio segments. One invests in mid-cap growth stocks, and the other focuses on small-cap value stocks.

For the six months ended June 30, 2009, Natixis U.S. Diversified Portfolio returned 8.58% based on the net asset value of Class A shares. The fund outperformed the 3.16% return on the S&P 500 Index and the 8.47% return on the S&P MidCap 400 Index. The fund lagged the 9.45% return on the Wilshire 4500 Index and the 10.50% average return on the funds in Morningstar’s Large Growth category.

BLACKROCK WAS CAREFUL TO AVOID MAJOR SECTOR RISK

Because volatility was so high, BlackRock avoided holding major overweight or underweight positions relative to the Russell 1000 Growth Index. The segment benefited from relative underweights in the poorly performing consumer staples and industrials sectors, although small underweights in the strong information technology and materials sectors partially offset the gain. Three stocks with the biggest positive impact on performance were: PMC-Sierra, Inc., a semi-conductor company; mining company Freeport-McMoRan Copper & Gold, Inc.; and on-line retailer Amazon.com, Inc. Shares of PMC-Sierra Inc. rose in value as industry inventories improved. Freeport shares rose with copper commodity prices and in anticipation of a global economic rebound. Amazon.com began to climb in January after reporting strong sales despite a weak 2008 holiday season.

Stocks on the negative side included: Delta Air Lines; pharmaceutical company Schering-Plough Corp.; and education and training services company Apollo Group. Delta had a difficult first quarter in 2009 as the recession reduced demand for travel. The stock remains in the fund’s portfolio on the belief that it should perform well as the economy recovers. Schering-Plough rose when it announced that it would be acquired by Merck, but Schering was not in the segment at that time, so we missed an opportunity for gains. After doing well in 2008, Apollo declined and we sold the stock as its business fundamentals weakened.

FINANCIAL STOCKS LED THE HARRIS ASSOCIATES SEGMENT

Harris Associates emphasized stocks in the consumer-oriented, technology and financial sectors during the period. It had less exposure to energy, utilities and materials. These allocations worked to the segment’s favor. Eight of the segment’s ten financial holdings were strong performers, and all of the healthcare holdings did well, led by pharmaceutical company Schering-Plough Corp., which was acquired by Merck. Technology stocks were positive, but the segment’s one holding in materials, Weyerhaeuser, was flat. Morgan Stanley and JP Morgan Chase had the strongest impact on results. Morgan Stanley improved its balance sheet and withstood the tough capital market better than its peers. The company also announced a joint venture with Citicorp. JP Morgan reported strong earnings in several business segments and returned the $25 billion it received from the government as part of the Troubled Asset Relief Program (TARP). Intel was also among the segment’s top performers. The company’s margins held up well, despite the decrease in global demand for microprocessors and semiconductor components.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

Capital One Financial was among the most negative performers. Early in 2009 it reported a much larger loss than expected and substantially reduced the dividend for stock holders. The stock was sold from the segment. Another poor performer was FedEx Corp. The worldwide shipping company’s earnings expectations declined and took its stock price with it. However, Harris Associates believes FedEx will do well when the economy improves and the stock remains in the segment. Fortune Brands, a consumer goods company, reported weak quarterly earnings and provided a conservative earnings outlook for the rest of 2009. Harris Associates sold the stock.

LOOMIS MID-CAP GROWTH SEGMENT ADDED CYCLICAL STOCKS

This segment shifted from a defensive posture at the end of 2008 to more cyclical positioning early in 2009. Loomis reduced the segment’s exposure to financial services and added investments in technology, specialty retailing and energy. Good stock selection in the energy sector – especially in oil services and exploration and production companies – was particularly helpful. However, in the consumer area, the segment owned too many defensive stocks during the period – including value stores and education services companies – and not enough department stores or casinos, which were stronger performers.

Loomis sold the segment’s capital markets holdings early in 2009, including IntercontinentalExchange, Nasdaq OMX Group and T. Rowe Price Group. As a result, the segment missed the upturn in these companies after the market rebounded in early March. Biotechnology company Illumina, Inc. was one of the segment’s top performers. It reported good earnings and Loomis believes it is likely to benefit from funding increases that are part of the government’s stimulus package. Freeport-McMoRan Copper & Gold was another strong contributor, helped by rising copper prices. Broadcom, a leading semiconductor manufacturer, also did well. Broadcom has maintained tight controls on operating expenses at a time when the semiconductor industry has been hit hard by the recession. Loomis believes that Broadcom should benefit when demand for semiconductors picks up.

Detractors included asset manager T. Rowe Price Group, mentioned above; steel mill operator Nucor; and L-3 Communications, which provides high-tech systems and products to the U.S. military. T. Rowe Price declined as its earnings estimates fell, along with the company’s assets under management. An anemic recovery in the steel industry depressed Nucor’s earnings. L-3 Communications’ earnings fell short of expectations late in 2008, and the government did not renew a major Special Operations program. All of three stocks were sold from the segment during the first quarter.

LOOMIS SMALL-CAP SEGMENT MAINTAINED QUALITY, ADDED SMALLER STOCKS

Early in 2009, the portfolio was conservatively positioned with overweights in utilities and consumer staples, two sectors that historically have shown less earnings cyclicality than many other sectors of the market. Holdings within other sectors were also defensive in nature, favoring companies that displayed relatively higher earnings visibility. As the year wore on, however, the market stabilized and the portfolio took advantage of some beaten-down, more economically sensitive companies in the consumer discretionary, energy, producer durables and materials sectors. Additions to the portfolio included Big Lots, a close-out retail chain; Interval Leisure Group, a vacation exchange company; restaurant chain O’Charleys; and Web.com Group, an internet-based marketing company. Exposure to consumer staples was reduced, as were holdings in the less credit-sensitive industries within financial services that met our price targets.

Strong individual contributors during the period included Broadridge Financial Solutions, an outsourcer of communications materials for financial services companies; PHH Corp., a credit services company that benefited from a surge in new mortgages; Clearwater Paper Corp.; and Orion Marine Group, a marine construction contractor. On the negative side, SLM Corp. (Sallie Mae) was the portfolio’s worst performer. It declined sharply when the government announced plans to make loans directly to college students, which would eliminate a major part of SLM’s business. Delta Air Lines lost value following its merger with Northwest Airlines. Protective Life Corp., a life insurance company, fell short of expectations when concerns arose about the valuation of its bond and equity holdings. All three of these negative performers were sold from the segment.

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares8

Average Annual Total Returns — June 30, 20098

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 7/7/94)
Net Asset Value[1]	8.58%	-27.84%	-0.66%	0.16%
With Maximum Sales Charge[2]	2.36	-31.98	-1.83	-0.43

CLASS B (Inception 7/7/94)
Net Asset Value[1]	8.11	-28.41	-1.41	-0.59
With CDSC[3]	3.11	-31.99	-1.80	-0.59

CLASS C (Inception 7/7/94)
Net Asset Value[1]	8.19	-28.40	-1.41	-0.60
With CDSC[3]	7.19	-29.11	-1.41	-0.60

CLASS Y (Inception 11/15/94)
Net Asset Value[1]	8.72	-27.65	-0.30	0.61

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
S&P 500 Index[4]	3.16%	-26.21%	-2.24%	-2.22%
Wilshire 4500 Index[5]	9.45	-27.59	-0.10	1.48
S&P MidCap 400 Index[6]	8.47	-28.02	0.36	4.61
Morningstar Large Growth Fund Avg.[7]	10.50	-27.13	-1.81	-2.42

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/09	12/31/08
Common Stocks	95.9	97.7
Put Options	0.0	—
Put Options Written	-0.0	—
Call Options Written	-0.0	—
Short-Term Investments and Other	4.1	2.3

	% of Net Assets as of
TEN LARGEST HOLDINGS	6/30/09	12/31/08
Intel Corp.	1.8	2.1
Hewlett-Packard Co.	1.8	1.5
Carnival Corp.	1.5	1.5
JP Morgan Chase & Co.	1.2	1.1
Bank of New York Mellon Corp.	1.2	1.1
Microsoft Corp.	1.2	0.4
Medtronic, Inc.	1.1	0.7
Franklin Resources, Inc.	1.0	0.7
Legg Mason, Inc.	1.0	0.7
Caterpillar, Inc.	1.0	—

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/09	12/31/08
Hotels, Restaurants & Leisure	6.8	4.0
Capital Markets	5.8	5.6
Semiconductors & Semiconductor Equipment	5.5	4.0
Software	4.5	3.4
Machinery	4.5	1.7

Portfolio holdings and asset allocations will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.43%	1.40%
B	2.19	2.15
C	2.18	2.15
Y	1.23	1.15

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 5.75%.
[3]

Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	S&P 500 Index is an unmanaged index of U.S. common stocks.
[5]	Wilshire 4500 Index is an unmanaged index of 4,500 mid- and small-sized companies.
[6]	S&P MidCap 400 Index is an unmanaged index of U.S. mid-sized companies.
[7]	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
[8]	Fund performance has been increased by expense reductions/reimbursements, without which performance would have been lower.
[9]	Before reductions and reimbursements.
[10]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2009 through June 30, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,005.20	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86
CLASS B
Actual	$1,000.00	$1,001.40	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64
CLASS C
Actual	$1,000.00	$1,001.50	$9.58
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64
CLASS Y
Actual	$1,000.00	$1,007.70	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	$4.46

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.17%, 1.93%, 1.93% and 0.89% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

DELAFIELD SELECT FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,243.50	$7.79
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
CLASS C
Actual	$1,000.00	$1,234.80	$11.91
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
CLASS Y
Actual	$1,000.00	$1,244.80	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,177.50	$9.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.22	$8.65
CLASS B
Actual	$1,000.00	$1,172.10	$13.30
Hypothetical (5% return before expenses)	$1,000.00	$1,012.55	$12.33
CLASS C
Actual	$1,000.00	$1,172.20	$13.36
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.37

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.73%, 2.47% and 2.48% for Class A, B, and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,122.80	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
CLASS B
Actual	$1,000.00	$1,118.50	$10.77
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
CLASS C
Actual	$1,000.00	$1,118.90	$10.77
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
CLASS Y
Actual	$1,000.00	$1,124.50	$5.53
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,029.80	$7.30
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25
CLASS B
Actual	$1,000.00	$1,025.40	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99
CLASS C
Actual	$1,000.00	$1,026.00	$11.05
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99
CLASS Y
Actual	$1,000.00	$1,031.00	$5.84
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.45%, 2.20%, 2.20% and 1.16% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES (continued)

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,056.40	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
CLASS C
Actual	$1,000.00	$1,053.30	$10.95
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
CLASS Y
Actual	$1,000.00	$1,058.50	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15% and 1.15% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
CLASS A
Actual	$1,000.00	$1,085.80	$7.24
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
CLASS B
Actual	$1,000.00	$1,081.10	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
CLASS C
Actual	$1,000.00	$1,081.90	$11.10
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
CLASS Y
Actual	$1,000.00	$1,087.20	$5.95
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.40%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds’ Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2009. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. They considered the need for the Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors with respect to sub-advised Funds. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds’ Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term, (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups, (4) that the Fund’s Adviser had taken or is taking steps designed to help improve the Fund’s investment performance; (5) that the Fund’s expenses had recently been capped, with the goal of helping the Fund’s net return to shareholders become more competitive and that reductions in the Fund’s expense levels resulting from decreased expenses were not yet fully reflected in the Fund’s performance results.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various Funds in the Fund family. They noted that, as of December 31, 2008, four of the six Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Advisers under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate and/or total expense ratio was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee; (3) that the Fund’s investment discipline was capacity restrained and (4) that Fund’s relatively higher total expense ratio in relation to the median for its peer group of funds resulted to a significant extent from relatively higher expenses relating to items other than advisory fees. The Trustees further noted that Natixis U.S. Diversified Portfolio’s advisory fees and gross expense ratio were above the median of a peer group of funds, noting that the Fund employs a more complex multiple manager structure, whereas its peer group consists of mostly Large

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

Cap Growth strategies. The Trustees also noted that Natixis U.S. Diversified Portfolio had recently adopted an expense cap, which had not yet been fully reflected in the expense ratios.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that five Funds had breakpoints in their advisory fees and that the remaining Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

CGM ADVISOR TARGETED EQUITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.1% of Net Assets
	Air Freight & Logistics — 9.3%
750,000	FedEx Corp.	$41,715,000
815,000	United Parcel Service, Inc., Class B	40,741,850

		82,456,850

	Automobiles — 5.5%
8,000,000	Ford Motor Co.(b)	48,560,000

	Capital Markets — 8.9%
535,000	Goldman Sachs Group, Inc. (The)	78,880,400

	Commercial Banks — 13.1%
3,880,800	Banco Bradesco SA, Sponsored ADR	57,319,416
3,751,550	Banco Itau Holding Financeira SA, ADR	59,387,036

		116,706,452

	Computers & Peripherals — 5.1%
430,000	International Business Machines Corp.	44,900,600

	Diversified Financial Services — 9.5%
135,000	CME Group, Inc.	41,999,850
1,250,000	JP Morgan Chase & Co.	42,637,500

		84,637,350

	Energy Equipment & Services — 3.8%
630,000	Schlumberger Ltd.	34,089,300

	Food & Staples Retailing — 10.0%
1,532,300	CVS Caremark Corp.	48,834,401
830,000	Wal-Mart Stores, Inc.	40,205,200

		89,039,601

	Health Care Equipment & Supplies — 3.3%
550,000	Baxter International, Inc.	29,128,000

	Hotels, Restaurants & Leisure — 4.8%
733,600	McDonald’s Corp.	42,174,664

	Oil, Gas & Consumable Fuels — 5.5%
1,185,000	Petroleo Brasileiro SA, ADR	48,561,300

	Pharmaceuticals — 10.4%
950,000	Abbott Laboratories	44,688,000
963,800	Teva Pharmaceutical Industries Ltd., Sponsored ADR	47,553,892

		92,241,892

	Software — 4.3%
1,800,000	Oracle Corp.	38,556,000

	Tobacco — 5.6%
1,150,000	Philip Morris International, Inc.	50,163,000

	Total Common Stocks (Identified Cost $823,960,242)	880,095,409

Principal Amount
Short-Term Investments — 1.7%
$15,380,000	American Express Credit Corp., Commercial Paper, 0.140%, 7/01/2009 (Identified Cost $15,380,000)	15,380,000

	Total Investments — 100.8% (Identified Cost $839,340,242)(a)	895,475,409
	Other assets less liabilities — (0.8)%	(6,963,352)

	Net Assets — 100.0%	$888,512,057

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized appreciation on investments based on a cost of $839,340,242 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$81,910,146
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,774,979)

	Net unrealized appreciation	$56,135,167

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Net Asset Summary at June 30, 2009 (Unaudited)

Commercial Banks	13.1%
Pharmaceuticals	10.4
Food & Staples Retailing	10.0
Diversified Financial Services	9.5
Air Freight & Logistics	9.3
Capital Markets	8.9
Tobacco	5.6
Oil, Gas & Consumable Fuels	5.5
Automobiles	5.5
Computers & Peripherals	5.1
Hotels, Restaurants & Leisure	4.8
Software	4.3
Energy Equipment & Services	3.8
Health Care Equipment & Supplies	3.3
Short-Term Investments	1.7

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

DELAFIELD SELECT FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 85.9% of Net Assets
	Aerospace & Defense — 3.0%
21,000	Esterline Technologies Corp.(b)	$568,470

	Chemicals — 6.7%
30,500	Ashland, Inc.	855,525
23,500	Cytec Industries, Inc.	437,570

		1,293,095

	Electrical Equipment — 1.9%
13,000	Acuity Brands, Inc.	364,650

	Electronic Equipment, Instruments — 14.3%
61,000	Checkpoint Systems, Inc.(b)	957,090
222,000	Flextronics International Ltd.(b)	912,420
130,000	Vishay Intertechnology, Inc.(b)	882,700

		2,752,210

	Health Care Equipment & Supplies — 3.3%
24,000	STERIS Corp.	625,920

	Health Care Technology — 1.8%
27,500	IMS Health, Inc.	349,250

	Industrial Conglomerates — 2.9%
23,000	Carlisle Cos., Inc.	552,920

	Internet Software & Services — 2.5%
21,000	j2 Global Communications, Inc.(b)	473,760

	IT Services — 10.9%
21,000	Cognizant Technology Solutions Corp., Class A(b)	560,700
72,000	Genpact Ltd.(b)	846,000
90,000	Tier Technologies, Inc., Class B(b)	691,200

		2,097,900

	Life Sciences Tools & Services — 8.8%
27,300	Charles River Laboratories International, Inc.(b)	921,375
19,000	Thermo Fisher Scientific, Inc.(b)	774,630

		1,696,005

	Machinery — 17.2%
65,600	Albany International Corp., Class A	746,528
58,000	Barnes Group, Inc.	689,620
34,500	Crane Co.	769,695
43,000	Federal Signal Corp.	328,950
40,000	Kennametal, Inc.	767,200

		3,301,993

	Paper & Forest Products — 2.9%
120,500	KapStone Paper and Packaging Corp.(b)	565,145

	Specialty Retail — 7.7%
57,000	Collective Brands, Inc.(b)	830,490
63,000	Foot Locker, Inc.	659,610

		1,490,100

	Textiles, Apparel & Luxury Goods — 2.0%
34,000	Maidenform Brands, Inc.(b)	389,980

	Total Common Stocks (Identified Cost $16,558,976)	16,521,398

Principal Amount
Short-Term Investments — 13.9%
$2,665,785	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $2,665,785 on 7/1/2009, collateralized by $2,715,000 Federal Home Loan Bank, 5.648% due 11/27/2037 valued at $2,721,788 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $2,665,785)	2,665,785

	Total Investments — 99.8% (Identified Cost $19,224,761)(a)	$19,187,183
	Other assets less liabilities — 0.2%	41,180

	Net Assets — 100.0%	$19,228,363

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2009, the net unrealized depreciation on investments based on a cost of $19,224,761 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,186,952
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,224,530)

	Net unrealized depreciation	$(37,578)

(b)	Non-income producing security.

Net Asset Summary at June 30, 2009 (Unaudited)

Machinery	17.2%
Electronic Equipment, Instruments & Components	14.3
IT Services	10.9
Life Sciences Tools & Services	8.8
Specialty Retail	7.7
Chemicals	6.7
Health Care Equipment & Supplies	3.3
Aerospace & Defense	3.0
Paper & Forest Products	2.9
Industrial Conglomerates	2.9
Internet Software & Services	2.5
Textiles, Apparel & Luxury Goods	2.0
Other Investments, less than 2% each	3.7
Short-Term Investments	13.9

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.9% of Net Assets
	Australia — 3.5%
22,016	BHP Billiton Ltd.	$603,147
14,610	Commonwealth Bank of Australia	457,962
28,542	CSL Ltd.	737,986
16,547	Rio Tinto Ltd.	691,188
30,421	Westpac Banking Corp.	494,938

		2,985,221

	Belgium — 0.7%
16,527	Anheuser-Busch InBev NV	599,257

	Brazil — 4.3%
37,910	Companhia Energetica de Minas Gerais, Sponsored ADR	509,510
36,369	Itau Unibanco Holding SA, ADR	575,721
17,873	Petroleo Brasileiro SA, ADR	732,436
16,590	Petroleo Brasileiro SA, Sponsored ADR	553,443
38,138	Vale SA, Sponsored ADR	672,373
41,003	Vale SA, Sponsored Preference ADR	629,396

		3,672,879

	Canada — 5.5%
15,880	Bank of Nova Scotia	592,795
41,423	Cameco Corp.	1,060,429
14,220	IGM Financial, Inc.	503,076
39,879	Manulife Financial Corp.	691,901
20,693	Rogers Communications, Inc., Class B	531,936
13,976	Shoppers Drug Mart Corp.	600,662
24,339	Suncor Energy, Inc.	738,445

		4,719,244

	China — 9.7%
616,000	Agile Property Holdings Ltd.	882,346
924,000	China Communications Construction Co. Ltd., Class H	1,070,093
860,000	China Construction Bank Corp., Class H	661,565
262,500	China Merchants Bank Co. Ltd., Class H	593,728
41,000	China Mobile Ltd.	410,508
191,500	China Shenhua Energy Co. Ltd., Class H	694,721
1,330,410	Denway Motors Ltd.	527,777
1,753,000	Industrial and Commerial Bank of China Ltd., Class H	1,216,528
450,000	PetroChina Co. Ltd., Class H	497,277
49,000	Ping An Insurance (Group) Co. of China Ltd., Class H	328,890
63,800	Tencent Holdings Ltd.	737,381
205,600	Weichai Power Co. Ltd., Class H	680,363

		8,301,177

	Denmark — 1.6%
8,181	Novo Nordisk A/S, Class B	445,580
13,374	Vestas Wind Systems A/S(b)	959,780

		1,405,360

	France — 9.4%
19,654	ArcelorMittal	650,409
68,366	Axa SA	1,293,953
19,819	BNP Paribas	1,292,440
9,903	Carrefour SA	424,687
10,456	Electricite de France	510,544
13,841	France Telecom SA	314,931
10,496	GDF Suez	392,887
26,000	Groupe Danone	1,289,199
6,479	Iliad SA	630,072
4,886	PPR	400,538
16,451	Total SA	891,649

		8,091,309

Shares	Description	Value (†)

	Germany — 5.9%
23,652	Adidas AG	$901,312
7,833	Bayer AG	420,944
8,273	Deutsche Boerse AG	643,842
15,920	E.ON AG	565,124
3,006	Merck KGaA	305,876
19,382	SAP AG	781,446
12,974	SAP AG, Sponsored ADR	521,425
5,793	Siemens AG (Registered)	400,598
4,808	Wacker Chemie AG	555,227

		5,095,794

	Hong Kong — 1.4%
94,300	Esprit Holdings Ltd.	526,337
254,000	Li & Fung Ltd.	673,296

		1,199,633

	India — 2.5%
9,122	HDFC Bank Ltd., ADR	940,752
33,511	Infosys Technologies Ltd., Sponsored ADR	1,232,534

		2,173,286

	Israel — 0.6%
9,982	Teva Pharmaceutical Industries Ltd., Sponsored ADR	492,512

	Italy — 2.2%
34,183	ENI SpA	810,717
42,143	Saipem SpA	1,029,615

		1,840,332

	Japan — 14.0%
87,000	Bank of Yokohama (The) Ltd.	465,674
12,500	Canon, Inc.	408,300
5,283	East Japan Railway Co.	318,068
7,900	FANUC Ltd.	633,077
711	Jupiter Telecommunications Co., Ltd.	539,314
85	KDDI Corp.	451,014
68,800	Mitsubishi UFJ Financial Group, Inc.	424,826
31,000	NGK Insulators Ltd.	631,834
4,000	Nintendo Co. Ltd.	1,107,020
53,800	Nomura Holdings, Inc.	454,117
98,000	Osaka Gas Co. Ltd.	312,375
16,800	Seven & I Holdings Co. Ltd.	394,004
20,900	Shin-Etsu Chemical Co. Ltd.	969,318
40,000	Shionogi & Co., Ltd.	772,840
176	Sony Financial Holdings, Inc.	485,261
43,200	Sumitomo Corp.	439,114
126,000	Sumitomo Trust & Banking Co. Ltd.	676,101
11,600	TERUMO Corp.	511,410
30,600	THK Co., Ltd.	456,168
27,200	Toyota Motor Corp.	1,028,632
8,840	Yamada Denki Co., Ltd.	514,296

		11,992,763

	Korea — 2.0%
13,492	KB Financial Group, Inc., ADR(b)	449,419
1,584	Samsung Electronics Co. Ltd.	732,385
2,266	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	528,545

		1,710,349

	Luxembourg — 0.9%
13,434	Millicom International Cellular SA(b)	755,797

	Mexico — 1.3%
17,236	America Movil SAB de CV, Series L, ADR	667,378

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENT (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Mexico — continued
15,653	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	$461,763

		1,129,141

	Netherlands — 0.5%
24,098	Koninklijke (Royal) Philips Electronics NV, (NY Registered Shares)	443,885

	Norway — 1.7%
108,358	Renewable Energy Corp. A/S(b)	846,090
37,652	Renewable Energy Corp. A/S, Rights(b)	134,677
41,813	Subsea 7, Inc.(b)	428,945

		1,409,712

	Russia — 2.2%
49,912	Gazprom, Sponsored ADR	1,010,718
7,622	LUKOIL, Sponsored ADR	338,188
54,330	MMC Norilsk Nickel, ADR(b)	499,836

		1,848,742

	Singapore — 0.6%
67,000	DBS Group Holdings Ltd.	543,179

	South Africa — 0.6%
33,722	MTN Group Ltd.	517,916

	Spain — 3.4%
100,752	Banco Santander Central Hispano SA	1,217,901
28,467	Gamesa Corp., Tecnologica SA	542,725
8,427	Industria de Diseno Textil SA	405,565
33,806	Telefonica SA	767,717

		2,933,908

	Switzerland — 8.3%
71,582	ABB Ltd., (Registered)(b)	1,130,328
31,056	Credit Suisse Group, (Registered)	1,422,860
3,316	Lonza Group AG, (Registered)	329,868
37,462	Nestle SA, (Registered)	1,414,507
19,240	Nobel Biocare Holding AG, (Registered)	421,044
20,067	Novartis AG, (Registered)	816,872
8,617	Roche Holding AG	1,174,084
1,730	Syngenta AG, (Registered)	402,512

		7,112,075

	Taiwan — 0.7%
375,052	Taiwan Semiconductor Manufacturing Co. Ltd.	615,535

	United Kingdom — 14.4%
321,192	ARM Holdings PLC	633,863
47,625	Autonomy Corp. PLC(b)	1,128,460
147,681	Barclays PLC	686,281
40,280	BG Group PLC	678,303
41,800	BHP Billiton PLC	942,115
66,356	British Sky Broadcasting PLC	498,116
39,573	Eurasian Natural Resources Corp.	428,231
63,385	HSBC Holdings PLC	528,871
148,487	ICAP PLC	1,105,930
164,288	Man Group PLC	753,079
103,206	Prudential PLC	705,462
116,494	Smith & Nephew PLC	864,869
61,882	Standard Chartered PLC	1,163,569
172,511	Tesco PLC	1,007,438
33,206	Vedanta Resources PLC	706,934
280,800	Vodafone Group PLC	546,139

		12,377,660

	Total Common Stocks (Identified Cost $94,131,285)	83,966,666

Shares	Description	Value (†)

Preferred Stocks — 0.5%
	Germany — 0.5%
12,504	Henkel AG & Co. KGaA (Identified Cost $459,775)	$390,487

Exchange Traded Funds — 0.8%
	United States — 0.8%
10,856	iShares MSCI EAFE Index Fund	497,313
4,521	iShares MSCI Emerging Markets Index	145,712

	Total Exchange Traded Funds (Identified Cost $626,741)	643,025

Principal Amount
Short-Term Investments — 0.5%
$462,030	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $462,030 on 7/01/2009, collateralized by $475,000 Federal Home Loan Bank, 5.648% due 11/27/2037 valued at $476,188 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $462,030)	462,030

	Total Investments — 99.7% (Identified Cost $95,679,831)(a)	85,462,208
	Other assets less liabilities — 0.3%	289,856

	Net Assets — 100.0%	$85,752,064

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2009, the net unrealized depreciation on investments based on a cost of $95,948,367 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,153,360
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,639,519)

	Net unrealized depreciation	$(10,486,159)

(b)	Non-income producing security.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of this security amounted to $528,545 or 0.6% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

HANSBERGER INTERNATIONAL FUND — PORTFOLIO OF INVESTMENT (continued)

Investments as of June 30, 2009 (Unaudited)

Net Asset Summary at June 30, 2009 (Unaudited)

Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	9.4
Metals & Mining	6.8
Pharmaceuticals	5.2
Capital Markets	5.0
Wireless Telecommunication Services	4.5
Software	4.1
Insurance	4.1
Electrical Equipment	4.0
Food & Staples Retailing	3.4
Food Products	3.1
Semiconductors & Semiconductor Equipment	2.9
Machinery	2.7
Chemicals	2.2
Health Care Equipment & Supplies	2.1
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	22.5
Short-Term Investments	0.5

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

Currency Exposure at June 30, 2009 as a Percentage of Net Assets (Unaudited)

Euro	21.5%
United States Dollar	18.2
Japanese Yen	14.0
British Pound	13.8
Hong Kong Dollar	11.7
Swiss Franc	8.3
Australian Dollar	3.5
Canadian Dollar	2.6
Other, less than 2% each	6.1

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 93.9% of Net Assets
	Aerospace & Defense — 3.5%
66,300	Boeing Co. (The)	$2,817,750
19,700	General Dynamics Corp.	1,091,183

		3,908,933

	Air Freight & Logistics — 2.2%
43,900	FedEx Corp.	2,441,718

	Automotive — 1.4%
98,900	Harley-Davidson, Inc.	1,603,169

	Capital Markets — 12.7%
166,000	Bank of New York Mellon Corp.	4,865,460
57,700	Franklin Resources, Inc.	4,154,977
122,200	Legg Mason, Inc.	2,979,236
78,900	Morgan Stanley	2,249,439

		14,249,112

	Computers & Peripherals — 5.5%
160,700	Hewlett-Packard Co.	6,211,055

	Consumer Finance — 4.4%
117,700	American Express Co.	2,735,348
212,850	Discover Financial Services	2,185,969

		4,921,317

	Diversified Financial Services — 7.9%
238,600	Bank of America Corp.	3,149,520
4,700	CME Group, Inc.	1,462,217
124,100	JP Morgan Chase & Co.	4,233,051

		8,844,788

	Energy Equipment & Service — 1.2%
41,000	National-Oilwell Varco, Inc.(b)	1,339,060

	Food & Staples Retailing — 2.0%
55,700	Safeway, Inc.	1,134,609
36,600	Walgreen Co.	1,076,040

		2,210,649

	Food Products — 1.1%
21,300	General Mills, Inc.	1,193,226

	Health Care Equipment & Supplies — 3.8%
121,200	Medtronic, Inc.	4,228,668

	Hotels, Restaurants & Leisure — 10.1%
226,600	Carnival Corp.	5,839,482
154,869	Marriott International, Inc., Class A	3,417,967
7,900	McDonald’s Corp.	454,171
73,700	Starwood Hotels & Resorts Worldwide, Inc.	1,636,140

		11,347,760

	Machinery — 6.6%
117,800	Caterpillar, Inc.	3,892,112
94,500	Illinois Tool Works, Inc.	3,528,630

		7,420,742

	Media — 9.0%
129,600	Comcast Corp., Special Class A	1,827,360
101,600	Omnicom Group, Inc.	3,208,528
37,200	Time Warner, Inc.	937,068
69,600	Viacom, Inc., Class B(b)	1,579,920
111,000	Walt Disney Co. (The)	2,589,630

		10,142,506

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — 4.7%
22,400	Apache Corp.	$1,616,160
232,000	Williams Cos., Inc.	3,621,520

		5,237,680

	Paper & Forest Products — 1.7%
61,300	Weyerhaeuser Co.	1,865,359

	Pharmaceuticals — 1.1%
26,000	Abbott Laboratories	1,223,040

	Road & Rail — 2.7%
57,300	Union Pacific Corp.	2,983,038

	Semiconductors & Semiconductor Equipment — 8.4%
422,900	Intel Corp.	6,998,995
116,200	Texas Instruments, Inc.	2,475,060

		9,474,055

	Software — 1.7%
78,600	Microsoft Corp.	1,868,322

	Specialty Retail — 1.5%
49,900	Best Buy Co., Inc.	1,671,151

	Textiles, Apparel & Luxury Goods — 0.7%
15,600	NIKE, Inc., Class B	807,768

	Total Common Stocks (Identified Cost $131,187,876)	105,193,116

Principal Amount
Short-Term Investments — 6.1%
$6,827,845	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $6,827,845 on 7/01/2009, collateralized by $6,950,000 Federal Home Loan Bank, 5.648% due 11/27/2037 valued at $6,967,375 including accrued interest, (Note 2h of Notes to Financial Statements) (Identified Cost $6,827,845)	6,827,845

	Total Investments — 100.0% (Identified Cost $138,015,721)(a)	112,020,961
	Other assets less liabilities — 0.0%	42,416

	Net Assets — 100.0%	$112,063,377

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized depreciation based on a cost of $138,015,721 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,377,733
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(33,372,493)

	Net unrealized depreciation	$(25,994,760)

(b)	Non-income producing security.

See accompanying notes to financial statements.

HARRIS ASSOCIATES LARGE CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Net Asset Summary At June 30, 2009 (Unaudited)

Capital Markets	12.7%
Hotels, Restaurants & Leisure	10.1
Media	9.0
Semiconductors & Semiconductor Equipment	8.4
Diversified Financial Services	7.9
Machinery	6.6
Computers & Peripherals	5.5
Oil, Gas & Consumable Fuels	4.7
Consumer Finance	4.4
Health Care Equipment & Supplies	3.8
Aerospace & Defense	3.5
Road & Rail	2.7
Air Freight & Logistics	2.2
Food & Staples Retailing	2.0
Other Investments, less than 2% each	10.4
Short-Term Investments	6.1

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 92.5% of Net Assets
	Auto Components — 1.0%
172,150	Autoliv, Inc.	$4,952,756

	Capital Markets — 2.3%
386,025	FBR Capital Markets Corp.(b)	1,814,317
358,400	Waddell & Reed Financial, Inc., Class A	9,451,008

		11,265,325

	Chemicals — 3.5%
233,400	Airgas, Inc.	9,459,702
225,600	Scotts Miracle-Gro Co. (The), Class A	7,907,280

		17,366,982

	Commercial Banks — 7.2%
284,900	BancorpSouth, Inc.	5,848,997
194,750	Cullen/Frost Bankers, Inc.	8,981,870
1	First Horizon National Corp.(b)	9
209,968	FirstMerit Corp.	3,565,257
245,550	PrivateBancorp, Inc.	5,461,032
397,325	Prosperity Bancshares, Inc.	11,852,205

		35,709,370

	Commercial Services & Supplies — 5.1%
195,593	Healthcare Services Group, Inc.	3,497,203
480,127	Waste Connections, Inc.(b)	12,440,091
241,225	Watson Wyatt Worldwide, Inc., Class A	9,053,174

		24,990,468

	Construction & Engineering — 1.0%
210,800	Foster Wheeler AG(b)	5,006,500

	Consumer Finance — 1.9%
527,500	First Cash Financial Services, Inc.(b)	9,241,800

	Containers & Packaging — 2.2%
494,031	Pactiv Corp.(b)	10,720,473

	Electrical Equipment — 3.1%
200,350	A.O. Smith Corp.	6,525,400
239,275	General Cable Corp.(b)	8,991,954

		15,517,354

	Electronic Equipment, Instruments & Components — 0.5%
137,000	Rofin-Sinar Technologies, Inc.(b)	2,741,370

	Energy Equipment & Services — 2.7%
525,700	Key Energy Services, Inc.(b)	3,028,032
135,750	Oil States International, Inc.(b)	3,286,508
535,175	Patterson-UTI Energy, Inc.	6,882,350

		13,196,890

	Health Care Equipment & Supplies — 3.3%
147,475	Teleflex, Inc.	6,611,304
188,350	West Pharmaceutical Services, Inc.	6,563,997
154,175	Zoll Medical Corp.(b)	2,981,745

		16,157,046

	Health Care Providers & Services — 3.6%
160,450	MEDNAX, Inc.(b)	6,759,758
506,150	Patterson Cos., Inc.(b)	10,983,455

		17,743,213

	Hotels, Restaurants & Leisure — 1.7%
251,825	International Speedway Corp., Class A	6,449,238
535,999	Wendy’s/Arby’s Group, Inc., Class A	2,143,996

		8,593,234

Shares	Description	Value (†)

	Insurance — 8.4%
162,825	Arthur J. Gallagher & Co.	$3,474,686
306,925	Aspen Insurance Holdings Ltd.	6,856,704
268,700	Hanover Insurance Group, Inc. (The)	10,240,157
513,262	HCC Insurance Holdings, Inc.	12,323,421
313,500	IPC Holdings Ltd.	8,571,090

		41,466,058

	IT Services — 2.1%
124,300	CACI International, Inc., Class A(b)	5,308,853
285,175	SRA International, Inc., Class A(b)	5,007,673

		10,316,526

	Machinery — 7.6%
351,300	Actuant Corp., Class A	4,285,860
322,425	Bucyrus International, Inc.	9,208,458
173,275	Kaydon Corp.	5,641,834
192,675	Lincoln Electric Holdings, Inc.	6,944,007
133,600	Lindsay Corp.	4,422,160
74,925	Nordson Corp.	2,896,601
218,750	Robbins & Myers, Inc.	4,210,937

		37,609,857

	Media — 1.0%
143,550	John Wiley & Sons, Inc., Class A	4,773,038

	Metals & Mining — 3.7%
244,700	Cliffs Natural Resources, Inc.	5,987,809
399,300	Steel Dynamics, Inc.	5,881,689
181,375	Walter Industries, Inc.	6,573,030

		18,442,528

	Oil, Gas & Consumable Fuels — 3.1%
244,850	Arena Resources, Inc.(b)	7,798,472
266,600	Concho Resources, Inc.(b)	7,648,754

		15,447,226

	Real Estate Management & Development — 0.4%
61,375	Jones Lang LaSalle, Inc.	2,008,804

	REITs — 3.4%
2,141,675	Chimera Investment Corp.	7,474,446
1,369,750	MFA Financial, Inc.	9,478,670

		16,953,116

	Road & Rail — 1.3%
185,975	Landstar System, Inc.	6,678,362

	Semiconductors & Semiconductor Equipment — 3.5%
657,800	Microsemi Corp.(b)	9,077,640
335,800	Varian Semiconductor Equipment Associates, Inc.(b)	8,055,842

		17,133,482

	Software — 9.0%
164,775	Factset Research Systems, Inc.	8,217,329
294,665	MICROS Systems, Inc.(b)	7,460,918
337,900	Nice Systems Ltd., Sponsored ADR(b)	7,795,353
423,150	Sybase, Inc.(b)	13,261,521
490,525	Tyler Technologies, Inc.(b)	7,662,001

		44,397,122

	Specialty Retail — 2.0%
166,440	Aaron Rents, Inc.	4,963,241
185,275	Abercrombie & Fitch Co., Class A	4,704,132

		9,667,373

See accompanying notes to financial statements.

VAUGHAN NELSON SMALL CAP VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Textiles, Apparel & Luxury Goods — 4.3%
559,600	Hanesbrands, Inc.(b)	$8,399,596
452,025	Phillips-Van Heusen Corp.	12,968,597

		21,368,193

	Thrifts & Mortgage Finance — 1.6%
222,250	Danvers Bancorp, Inc.	2,989,262
368,725	Washington Federal, Inc.	4,793,425

		7,782,687

	Wireless Telecommunication Services — 2.0%
611,075	Syniverse Holdings, Inc.(b)	9,795,532

	Total Common Stocks (Identified Cost $426,615,721)	457,042,685

Principal Amount
Short-Term Investments — 3.7%
$18,345,297	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $18,345,297 on 7/01/2009, collateralized by $515,000 Federal Home Loan Discount Note, due 3/31/2010 valued at $513,069 and $16,665,000 Federal National Mortgage Association, 4,375% due 7/17/2013 valued at $18,206,513 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $18,345,297)	18,345,297

	Total Investments — 96.2% (Identified Cost $444,961,018)(a)	475,387,982
	Other assets less liabilities — 3.8%	18,524,558

	Net Assets — 100.0%	$493,912,540

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2009, the net unrealized appreciation based on a cost of $444,906,101 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,788,210
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,306,329)

	Net unrealized appreciation	$30,481,881

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at June 30, 2009 (Unaudited)

Software	9.0%
Insurance	8.4
Machinery	7.6
Commercial Banks	7.2
Commercial Services & Supplies	5.1
Textiles, Apparel & Luxury Goods	4.3
Metals & Mining	3.7
Health Care Providers & Services	3.6
Chemicals	3.5
Semiconductors & Semiconductor Equipment	3.5
REITs	3.4
Health Care Equipment & Supplies	3.3
Electrical Equipment	3.1
Oil, Gas & Consumable Fuels	3.1
Energy Equipment & Services	2.7
Capital Markets	2.3
Containers & Packaging	2.2
IT Services	2.1
Wireless Telecommunication Services	2.0
Specialty Retail	2.0
Other Investments, less than 2% each	10.4
Short-Term Investments	3.7

Total Investments	96.2
Other assets less liabilities	3.8

Net Assets	100.0%

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.3% of Net Assets
	Aerospace & Defense — 1.4%
225	Alliant Techsystems, Inc.(b)	$18,531

	Capital Markets — 3.1%
900	Raymond James Financial, Inc.	15,489
1,400	TD Ameritrade Holding Corp.(b)	24,556

		40,045

	Chemicals — 5.7%
650	Albemarle Corp.	16,621
975	Celanese Corp., Series A	23,156
400	FMC Corp.	18,920
975	Nalco Holding Co.	16,419

		75,116

	Commercial Banks — 3.3%
3,300	Fifth Third Bancorp	23,430
650	Prosperity Bancshares, Inc.	19,389

		42,819

	Commercial Services & Supplies — 4.4%
575	Avery Dennison Corp.	14,766
400	Pitney Bowes, Inc.	8,772
1,325	R. R. Donnelley & Sons Co.	15,396
700	Waste Connections, Inc.(b)	18,137

		57,071

	Communications Equipment — 0.5%
250	CommScope, Inc.(b)	6,565

	Consumer Finance — 1.7%
1,025	Capital One Financial Corp.	22,427

	Containers & Packaging — 4.8%
1,775	Owens-Illinois, Inc.(b)	49,718
627	Pactiv Corp.(b)	13,606

		63,324

	Electrical Equipment — 0.9%
325	General Cable Corp.(b)	12,214

	Energy Equipment & Services — 1.5%
425	Dresser-Rand Group, Inc.(b)	11,092
500	Superior Energy Services, Inc.(b)	8,635

		19,727

	Food & Staples Retailing — 1.6%
975	Kroger Co. (The)	21,499

	Food Products — 7.4%
925	Archer-Daniels-Midland Co.	24,762
950	ConAgra Foods, Inc.	18,107
500	J.M. Smucker Co. (The)	24,330
500	Ralcorp Holdings, Inc.(b)	30,460

		97,659

	Health Care Equipment & Supplies — 3.9%
150	Becton, Dickinson and Co.	10,696
100	C.R. Bard, Inc.	7,445
125	Teleflex, Inc.	5,604
650	Zimmer Holdings, Inc.(b)	27,690

		51,435

	Health Care Providers & Services — 5.3%
725	DaVita, Inc.(b)	35,859
500	Henry Schein, Inc.(b)	23,975
225	MEDNAX, Inc.(b)	9,479

		69,313

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — 1.0%
3,111	Wendy’s/Arby’s Group, Inc., Class A	$12,444

	Household Products — 1.5%
375	Energizer Holdings, Inc.(b)	19,590

	Independent Power Producers & Energy Traders — 1.7%
1,950	Calpine Corp.(b)	21,742

	Industrial Conglomerates — 0.6%
400	McDermott International, Inc.(b)	8,124

	Insurance — 12.6%
750	ACE Ltd.	33,172
875	HCC Insurance Holdings, Inc.	21,009
1,000	IPC Holdings Ltd.	27,340
400	Reinsurance Group of America, Inc.	13,964
700	W.R. Berkley Corp.	15,029
975	Willis Group Holdings Ltd.	25,087
2,525	XL Capital Ltd., Class A	28,936

		164,537

	Internet Software & Services — 1.0%
750	eBay, Inc.(b)	12,848

	IT Services — 3.0%
1,175	Amdocs Ltd.(b)	25,204
300	Fiserv, Inc.(b)	13,710

		38,914

	Leisure Equipment & Products — 1.1%
900	Mattel, Inc.	14,445

	Life Sciences Tools & Services — 2.8%
100	Mettler-Toledo International, Inc.(b)	7,715
700	Thermo Fisher Scientific, Inc.(b)	28,539

		36,254

	Machinery — 1.4%
150	Eaton Corp.	6,692
200	Lincoln Electric Holdings, Inc.	7,208
100	SPX Corp.	4,897

		18,797

	Media — 1.7%
725	Omnicom Group, Inc.	22,895

	Oil, Gas & Consumable Fuels — 3.0%
150	Anadarko Petroleum Corp.	6,809
575	Petrohawk Energy Corp.(b)	12,822
225	Range Resources Corp.	9,317
1,225	SandRidge Energy, Inc.(b)	10,437

		39,385

	Professional Services — 1.1%
575	Equifax, Inc.	15,008

	REITs — 3.1%
2,700	Annaly Capital Management, Inc.	40,878

	Road & Rail — 0.2%
75	CSX Corp.	2,597

	Software — 6.3%
100	ANSYS, Inc.(b)	3,116
325	Check Point Software Technologies Ltd.(b)	7,628
1,000	Nice Systems Ltd., Sponsored ADR(b)	23,070
2,375	Nuance Communications, Inc.(b)	28,714
625	Sybase, Inc.(b)	19,587

		82,115

See accompanying notes to financial statements.

VAUGHAN NELSON VALUE OPPORTUNITY FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Specialty Retail — 5.1%
525	Best Buy Co., Inc.	$17,582
1,025	GameStop Corp., Class A(b)	22,560
250	Ross Stores, Inc.	9,650
850	Staples, Inc.	17,145

		66,937

	Textiles, Apparel & Luxury Goods — 2.2%
675	Phillips-Van Heusen Corp.	19,366
175	VF Corp.	9,686

		29,052

	Thrifts & Mortgage Finance — 2.4%
1,375	New York Community Bancorp, Inc.	14,699
1,100	People’s United Financial, Inc.	16,544

		31,243

	Wireless Telecommunication Services — 2.0%
1,625	Syniverse Holdings, Inc.(b)	26,049

	Total Common Stocks (Identified Cost $1,261,996)	1,301,599

	Total Investments — 99.3% (Identified Cost $1,261,996)(a)	1,301,599
	Other assets less liabilities—0.7%	9,423

	Net Assets — 100.0%	$1,311,022

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2009, the net unrealized appreciation based on a cost of $1,261,996 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$95,166
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(55,563)

	Net unrealized appreciation	$39,603

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at June 30, 2009 (Unaudited)

Insurance	12.6%
Food Products	7.4
Software	6.3
Chemicals	5.7
Health Care Providers & Services	5.3
Specialty Retail	5.1
Containers & Packaging	4.8
Commercial Services & Supplies	4.4
Health Care Equipment & Supplies	3.9
Commercial Banks	3.3
REITs	3.1
Capital Markets	3.1
Oil, Gas & Consumable Fuels	3.0
IT Services	3.0
Life Sciences Tools & Services	2.8
Thrifts & Mortgage Finance	2.4
Textiles, Apparel & Luxury Goods	2.2
Wireless Telecommunication Services	2.0
Other Investments, less than 2% each	18.9

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 95.9% of Net Assets
	Aerospace & Defense — 1.5%
48,600	Boeing Co. (The)	$2,065,500
22,800	General Dynamics Corp.	1,262,892
16,050	Honeywell International, Inc.	503,970
7,439	Precision Castparts Corp.	543,270

		4,375,632

	Air Freight & Logistics — 0.9%
8,500	C.H. Robinson Worldwide, Inc.	443,275
32,700	FedEx Corp.	1,818,774
7,100	United Parcel Service, Inc., Class B	354,929

		2,616,978

	Airlines — 0.2%
93,800	Delta Air Lines, Inc.(b)	543,102

	Automotive — 0.4%
73,800	Harley-Davidson, Inc.	1,196,298

	Beverages — 0.6%
29,600	Coca-Cola Co. (The)	1,420,504
9,900	PepsiCo, Inc.	544,104

		1,964,608

	Biotechnology — 1.4%
18,324	Alexion Pharmaceuticals, Inc.(b)	753,483
22,700	Amgen, Inc.(b)	1,201,738
11,750	Celgene Corp.(b)	562,120
18,800	Gilead Sciences, Inc.(b)	880,592
23,084	Myriad Genetics, Inc.(b)	822,944

		4,220,877

	Building Products — 0.2%
34,894	Armstrong World Industries, Inc.(b)	575,402

	Capital Markets — 5.8%
18,937	Affiliated Managers Group, Inc.(b)	1,101,944
124,100	Bank of New York Mellon Corp.	3,637,371
43,292	Eaton Vance Corp.	1,158,061
42,800	Franklin Resources, Inc.	3,082,028
4,900	Goldman Sachs Group, Inc. (The)	722,456
101,577	Janus Capital Group, Inc.	1,157,978
124,527	Legg Mason, Inc.	3,035,968
59,700	Morgan Stanley	1,702,047
99,069	Raymond James Financial, Inc.	1,704,978

		17,302,831

	Chemicals — 0.5%
11,600	Ecolab, Inc.	452,284
13,775	Lubrizol Corp. (The)	651,695
39,979	Quaker Chemical Corp.	531,321

		1,635,300

	Commercial Banks — 1.9%
22,908	City National Corp.	843,702
32,408	Comerica, Inc.	685,429
37,883	Commerce Bancshares, Inc.	1,205,816
155,739	Fifth Third Bancorp	1,105,747
166,625	First Horizon National Corp.(b)	1,999,505

		5,840,199

	Commercial Services & Supplies — 1.8%
47,449	Brink’s Co. (The)	1,377,444
54,302	GeoEye, Inc.(b)	1,279,355
45,170	Rollins, Inc.	781,893

Shares	Description	Value (†)

	Commercial Services & Supplies — continued
17,355	Stericycle, Inc.(b)	$894,303
37,610	Tetra Tech, Inc.(b)	1,077,527

		5,410,522

	Communications Equipment — 2.8%
229,914	Brocade Communications Systems, Inc.(b)	1,797,927
65,400	Cisco Systems, Inc.(b)	1,219,056
62,171	Harris Stratex Networks, Inc., Class A(b)	402,868
39,325	Juniper Networks, Inc., Class A(b)	928,070
64,352	Palm, Inc.(b)	1,066,313
44,100	QUALCOMM, Inc.	1,993,320
39,708	Riverbed Technology, Inc.(b)	920,829

		8,328,383

	Computers & Peripherals — 3.9%
17,850	Apple, Inc.(b)	2,542,376
30,800	Dell, Inc.(b)	422,884
135,350	Hewlett-Packard Co.	5,231,277
9,700	International Business Machines Corp.	1,012,874
23,517	Synaptics, Inc.(b)	908,932
69,592	Teradata Corp.(b)	1,630,541

		11,748,884

	Construction & Engineering — 0.9%
31,628	Aecom Technology Corp.(b)	1,012,096
47,262	Orion Marine Group, Inc.(b)	897,978
38,053	Quanta Services, Inc.(b)	880,166

		2,790,240

	Construction Materials — 0.4%
43,394	Eagle Materials, Inc.	1,095,265

	Consumer Finance — 1.2%
88,700	American Express Co.	2,061,388
157,150	Discover Financial Services	1,613,930

		3,675,318

	Containers & Packaging — 0.3%
36,515	Crown Holdings, Inc.(b)	881,472

	Diversified Consumer Services — 0.6%
68,094	Hillenbrand, Inc.	1,133,084
9,285	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	625,438

		1,758,522

	Diversified Financial Services — 3.3%
176,000	Bank of America Corp.	2,323,200
6,000	CME Group, Inc.	1,866,660
107,250	JP Morgan Chase & Co.	3,658,298
105,247	PHH Corp.(b)	1,913,390

		9,761,548

	Electric Utilities — 0.6%
45,857	Allete, Inc.	1,318,389
29,668	Portland General Electric Co.	577,932

		1,896,321

	Electronic Equipment, Instruments & Components — 0.4%
42,445	Amphenol Corp., Class A	1,342,960

	Energy Equipment & Services — 1.8%
194,530	Cal Dive International, Inc.(b)	1,678,794
55,688	Nabors Industries Ltd.(b)	867,619
29,900	National-Oilwell Varco, Inc.(b)	976,534
9,200	Schlumberger Ltd.	497,812

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Energy Equipment & Services — continued
8,600	Transocean Ltd.(b)	$638,894
42,911	Weatherford International Ltd.(b)	839,339

		5,498,992

	Food & Staples Retailing — 1.3%
42,100	Safeway, Inc.	857,577
70,168	Spartan Stores, Inc.	870,785
26,900	Wal-Mart Stores, Inc.	1,303,036
27,600	Walgreen Co.	811,440

		3,842,838

	Food Products — 1.2%
16,100	General Mills, Inc.	901,922
13,243	Green Mountain Coffee Roasters, Inc.(b)	782,926
38,044	J.M. Smucker Co. (The)	1,851,221

		3,536,069

	Gas Utilities — 1.9%
67,719	Oneok, Inc.	1,997,033
51,125	Questar Corp.	1,587,943
79,661	UGI Corp.	2,030,559

		5,615,535

	Health Care Equipment & Supplies — 4.2%
14,703	Beckman Coulter, Inc.	840,129
104,900	Boston Scientific Corp.(b)	1,063,686
31,230	DENTSPLY International, Inc.	953,140
14,249	Edwards Lifesciences Corp.(b)	969,360
14,729	Hill-Rom Holdings, Inc.	238,904
50,987	Hospira, Inc.(b)	1,964,019
5,953	Intuitive Surgical, Inc.(b)	974,268
91,400	Medtronic, Inc.	3,188,946
22,391	St. Jude Medical, Inc.(b)	920,270
26,737	Teleflex, Inc.	1,198,620
6,500	Zimmer Holdings, Inc.(b)	276,900

		12,588,242

	Health Care Providers & Services — 1.6%
31,629	CorVel Corp.(b)	720,192
23,485	HMS Holdings Corp.(b)	956,309
17,900	Medco Health Solutions, Inc.(b)	816,419
13,914	MEDNAX, Inc.(b)	586,197
35,400	UnitedHealth Group, Inc.	884,292
15,100	WellPoint, Inc.(b)	768,439

		4,731,848

	Health Care Technology — 0.3%
40,848	Allscripts-Misys Healthcare Solutions, Inc.	647,849
4,800	Cerner Corp.(b)	298,992

		946,841

	Hotels, Restaurants & Leisure — 6.8%
170,300	Carnival Corp.	4,388,631
39,334	CEC Entertainment, Inc.(b)	1,159,566
23,246	Ctrip.com International Ltd., ADR(b)	1,076,290
129,595	Interval Leisure Group, Inc.(b)	1,207,825
46,992	Jack in the Box, Inc.(b)	1,054,970
115,826	Marriott International, Inc., Class A	2,556,276
24,550	McDonald’s Corp.	1,411,380
86,699	O’Charleys, Inc.	801,966
92,673	Penn National Gaming, Inc.(b)	2,697,711
63,709	Starbucks Corp.(b)	884,918
59,300	Starwood Hotels & Resorts Worldwide, Inc.	1,316,460

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — continued
60,572	Wyndham Worldwide Corp.	$734,133
28,398	Wynn Resorts Ltd.(b)	1,002,449

		20,292,575

	Household Durables — 0.5%
106,068	Leggett & Platt, Inc.	1,615,416

	Household Products — 0.7%
10,472	Church & Dwight Co., Inc.	568,734
10,650	Clorox Co. (The)	594,590
20,050	Procter & Gamble Co.	1,024,555

		2,187,879

	Independent Power Producers & Energy Traders — 0.3%
35,628	NRG Energy, Inc.(b)	924,903

	Industrial Conglomerates — 0.4%
18,100	3M Co.	1,087,810

	Insurance — 0.8%
35,746	Fidelity National Financial, Inc., Class A	483,644
17,600	MetLife, Inc.	528,176
60,871	W.R. Berkley Corp.	1,306,900

		2,318,720

	Internet & Catalog Retail — 1.5%
11,100	Amazon.com, Inc.(b)	928,626
115,016	HSN, Inc.(b)	1,215,719
23,889	NetFlix, Inc.(b)	987,571
11,077	Priceline.com, Inc.(b)	1,235,640

		4,367,556

	Internet Software & Services — 1.4%
1,100	Baidu, Inc., Sponsored ADR(b)	331,199
4,450	Google, Inc., Class A(b)	1,876,076
25,668	VistaPrint Ltd.(b)	1,094,740
147,494	Web.com Group, Inc.(b)	830,391

		4,132,406

	IT Services — 2.3%
17,356	Alliance Data Systems Corp.(b)	714,893
125,173	Broadridge Financial Solutions, Inc.	2,075,368
76,308	Fidelity National Information Services, Inc.	1,523,108
47,645	Lender Processing Services, Inc.	1,323,102
51,028	Wright Express Corp.(b)	1,299,683

		6,936,154

	Life Sciences Tools & Services — 0.8%
24,792	Illumina, Inc.(b)	965,401
21,513	Life Technologies Corp.(b)	897,522
8,942	Mettler-Toledo International, Inc.(b)	689,875

		2,552,798

	Machinery — 4.5%
91,308	Actuant Corp., Class A	1,113,958
47,842	Bucyrus International, Inc.(c)	1,366,367
88,600	Caterpillar, Inc.	2,927,344
23,000	Cummins, Inc.	809,830
22,750	Danaher Corp.	1,404,585
12,408	Flowserve Corp.	866,202
70,100	Illinois Tool Works, Inc.	2,617,534
106,578	John Bean Technologies Corp.	1,334,357
23,031	Middleby Corp. (The)(b)	1,011,522

		13,451,699

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Marine — 0.2%
23,204	Kirby Corp.(b)	$737,655

	Media — 3.1%
38,000	CBS Corp., Class B	262,960
96,900	Comcast Corp., Special Class A	1,366,290
64,905	Interactive Data Corp.	1,501,902
75,700	Omnicom Group, Inc.	2,390,606
27,700	Time Warner, Inc.	697,763
52,400	Viacom, Inc., Class B(b)	1,189,480
80,500	Walt Disney Co. (The)	1,878,065

		9,287,066

	Metals & Mining — 1.9%
9,550	Agnico-Eagle Mines Ltd.	501,184
33,262	Freeport-McMoRan Copper & Gold, Inc.(c)	1,666,759
20,766	Reliance Steel & Aluminum Co.	797,207
101,238	Steel Dynamics, Inc.	1,491,236
59,841	Teck Resources Ltd., Class B(b)	953,865
12,700	United States Steel Corp.	453,898

		5,864,149

	Multi Utilities — 0.3%
45,247	MDU Resources Group, Inc.	858,336

	Multiline Retail — 1.0%
48,075	Big Lots, Inc.(b)	1,011,017
16,600	J.C. Penney Co., Inc.	476,586
27,000	Kohl’s Corp.(b)	1,154,250
101,695	Tuesday Morning Corp.(b)	342,712

		2,984,565

	Oil, Gas & Consumable Fuels — 3.7%
16,300	Apache Corp.	1,176,045
32,977	Concho Resources, Inc.(b)	946,110
78,032	Delek US Holdings, Inc.	661,711
9,300	Exxon Mobil Corp.	650,163
53,283	Massey Energy Co.	1,041,150
72,954	Penn Virginia Corp.	1,194,257
81,565	Petrohawk Energy Corp.(b)	1,818,900
14,950	Petroleo Brasileiro SA, ADR	612,651
8,500	Range Resources Corp.	351,985
173,300	Williams Cos., Inc.	2,705,213

		11,158,185

	Paper & Forest Products — 0.9%
55,568	Clearwater Paper Corp.(b)	1,405,315
45,500	Weyerhaeuser Co.	1,384,565

		2,789,880

	Personal Products — 1.4%
56,297	Alberto-Culver Co.	1,431,632
28,700	Avon Products, Inc.	739,886
63,762	Mead Johnson Nutrition Co., Class A(b)	2,025,719

		4,197,237

	Pharmaceuticals — 2.1%
43,900	Abbott Laboratories	2,065,056
98,482	Perrigo Co.	2,735,830
43,900	Pfizer, Inc.	658,500
16,300	Teva Pharmaceutical Industries Ltd., Sponsored ADR	804,242

		6,263,628

	Professional Services — 0.9%
107,567	CBIZ, Inc.(b)	765,877
10,924	Dun & Bradstreet Corp.	887,138

Shares	Description	Value (†)

	Professional Services — continued
16,262	Huron Consulting Group, Inc.(b)	$751,792
5,100	Manpower, Inc.	215,934

		2,620,741

	Real Estate Management & Development — 0.6%
146,991	Forestar Group, Inc.(b)	1,746,253

	REITs — 1.3%
172,629	Anworth Mortgage Asset Corp.	1,244,655
286,712	Chimera Investment Corp.	1,000,625
67,302	Potlatch Corp.	1,634,766

		3,880,046

	Road & Rail — 1.0%
81,396	Celadon Group, Inc.(b)	682,912
42,400	Union Pacific Corp.	2,207,344

		2,890,256

	Semiconductors & Semiconductor Equipment — 5.5%
74,375	Broadcom Corp., Class A(b)	1,843,756
99,797	Cypress Semiconductor Corp.(b)	918,133
319,100	Intel Corp.	5,281,105
22,350	Lam Research Corp.(b)	581,100
85,633	Marvell Technology Group Ltd.(b)	996,768
64,000	Micron Technology, Inc.(b)	323,840
38,800	NVIDIA Corp.(b)	438,052
203,272	ON Semiconductor Corp.(b)	1,394,446
81,550	PMC-Sierra, Inc.(b)	649,138
26,199	Silicon Laboratories, Inc.(b)	993,990
87,700	Texas Instruments, Inc.	1,868,010
50,891	Varian Semiconductor Equipment Associates, Inc.(b)	1,220,875

		16,509,213

	Software — 4.5%
70,250	Activision Blizzard, Inc.(b)	887,257
29,166	ANSYS, Inc.(b)	908,813
24,450	Check Point Software Technologies Ltd.(b)	573,842
29,237	Citrix Systems, Inc.(b)	932,368
19,416	Concur Technologies, Inc.(b)	603,449
58,906	McAfee, Inc.(b)	2,485,244
24,838	MICROS Systems, Inc.(b)	628,898
151,550	Microsoft Corp.	3,602,343
47,200	Oracle Corp.	1,011,024
48,082	Salesforce.com, Inc.(b)	1,835,290

		13,468,528

	Specialty Retail — 2.8%
25,950	Aeropostale, Inc.(b)	889,306
61,650	American Eagle Outfitters, Inc.	873,580
36,500	Best Buy Co., Inc.	1,222,385
35,600	CarMax, Inc.(b)	523,320
43,518	Guess?, Inc.	1,121,894
22,650	Home Depot, Inc.	535,220
26,314	O’Reilly Automotive, Inc.(b)	1,002,037
13,300	Ross Stores, Inc.	513,380
255,544	Sally Beauty Holdings, Inc.(b)	1,625,260

		8,306,382

	Textiles, Apparel & Luxury Goods — 0.8%
72,884	Fossil, Inc.(b)	1,755,047
11,700	NIKE, Inc., Class B	605,826

		2,360,873

See accompanying notes to financial statements.

NATIXIS U.S. DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Thrifts & Mortgage Finance — 0.5%
92,941	People’s United Financial, Inc.	$1,397,833

	Tobacco — 0.3%
18,850	Philip Morris International, Inc.	822,237

	Water Utilities — 0.5%
74,193	American Water Works Co., Inc.	1,417,828

	Wireless Telecommunication Services — 0.7%
32,500	American Tower Corp., Class A(b)	1,024,725
21,100	MetroPCS Communications, Inc.(b)	280,841
15,070	Millicom International Cellular SA(b)	847,838

		2,153,404

	Total Common Stocks (Identified Cost $295,183,835)	287,303,238

Contracts
Put Options — 0.0%
230	Bucyrus International, Inc. expiring October 17, 2009 at 25	59,225
117	Freeport-McMoRan Copper & Gold, Inc. expiring August 22, 2009 at 48	42,120

	Total Put Options (Identified Cost $159,146)	101,345

Principal Amount
Short-Term Investments — 3.5%
$10,486,234	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2009 at 0.000% to be repurchased at $10,486,234 on 7/01/2009, collateralized by $10,680,000 Federal Home Loan Bank, 5.648% due 11/27/2037 valued at $10,706,700 including accrued interest (Note 2h of Notes to Financial Statements) (Identified Cost $10,486,234)	10,486,234

	Total Investments — 99.4% (Identified Cost $305,829,215)(a)	297,890,817
	Other assets less liabilities — 0.6%	1,780,684

	Net Assets — 100.0%	$299,671,501

Contracts
Put Options Written — (0.0%)
230	Bucyrus International, Inc. expiring October 17, 2009 at 20	(24,725)
117	Freeport-McMoRan Copper & Gold, Inc. expiring August 22, 2009 at 40	(13,163)

	Total Put Options Written (Premium Received $67,501)	(37,888)

Call Options Written — (0.0%)
230	Bucyrus International, Inc. expiring October 17, 2009 at 35	(41,975)
117	Freeport-McMoRan Copper & Gold, Inc. expiring August 22, 2009 at 65	(8,834)

	Total Call Options Written (Premium Received $41,708)	(50,809)

(†)	See Note 2a of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Portfolio’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2009, the net unrealized depreciation on investments based on a cost of $305,801,319 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,788,419
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(35,698,921)

	Net unrealized depreciation	$(7,910,502)

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for outstanding call options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Net Asset Summary at June 30, 2009 (Unaudited)

Hotels, Restaurants & Leisure	6.8%
Capital Markets	5.8
Semiconductors & Semiconductor Equipment	5.5
Software	4.5
Machinery	4.5
Health Care Equipment & Supplies	4.2
Computers & Peripherals	3.9
Oil, Gas & Consumable Fuels	3.7
Diversified Financial Services	3.3
Media	3.1
Communications Equipment	2.8
Specialty Retail	2.8
IT Services	2.3
Pharmaceuticals	2.1
Other Investments, less than 2% each	40.6
Short-Term Investments	3.5

Total Investments	99.4
Other assets less liabilities (including Options Written)	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

	CGM Advisor Targeted Equity Fund	Delafield Select Fund	Hansberger International Fund

ASSETS
Investments at cost	$839,340,242	$16,558,976	$95,217,801
Repurchase agreement at cost	—	2,665,785	462,030
Net unrealized appreciation (depreciation)	56,135,167	(37,578)	(10,217,623)

Investments at value	895,475,409	19,187,183	85,462,208
Cash	787	—	—
Foreign currency at value (identified cost $0, $0, $34,772, $0, $0, $0 and $0)	—	—	34,019
Receivable for Fund shares sold	1,737,894	29,145	194,323
Receivable for securities sold	14,579,561	34,937	58,189
Receivable from investment advisor (Note 6)	—	14,325	—
Dividends and interest receivable	1,419,189	10,452	187,847
Tax reclaims receivable	729	—	104,182
Other assets	117	—	62

TOTAL ASSETS	913,213,686	19,276,042	86,040,830

LIABILITIES
Options written, at value (premium received $0, $0, $0, $0, $0, $0 and $109,209) (Note 2e)	—	—	—
Payable for securities purchased	21,875,785	—	—
Payable for Fund shares redeemed	1,713,683	—	39,684
Management fees payable (Note 6)	507,074	12,419	57,108
Deferred Trustees’ fees (Note 6)	481,411	5,528	86,558
Administrative fees payable (Note 6)	39,648	8,112	5,272
Other accounts payable and accrued expenses	84,028	21,620	100,144

TOTAL LIABILITIES	24,701,629	47,679	288,766

NET ASSETS	$888,512,057	$19,228,363	$85,752,064

NET ASSETS CONSIST OF:
Paid-in capital	$1,114,808,947	$20,352,157	$115,750,126
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	3,773,501	12,847	(446,303)
Accumulated net realized loss on investments, options written and foreign currency transactions	(286,205,558)	(1,099,063)	(19,342,139)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	56,135,167	(37,578)	(10,209,620)

NET ASSETS	$888,512,057	$19,228,363	$85,752,064

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$548,135,953	$7,365,703	$65,928,485

Shares of beneficial interest	71,214,878	1,028,521	5,150,491

Net asset value and redemption price per share	$7.70	$7.16	$12.80

Offering price per share (100/94.25 of net asset value) (Note 1)	$8.17	$7.60	$13.58

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$11,733,968	$—	$8,600,336

Shares of beneficial interest	1,692,765	—	751,377

Net asset value and offering price per share	$6.93	$—	$11.45

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$64,140,855	$82,829	$11,223,243

Shares of beneficial interest	9,294,525	11,656	986,759

Net asset value and offering price per share	$6.90	$7.11	$11.37

Class Y shares:
Net assets	$264,501,281	$11,779,831	$—

Shares of beneficial interest	33,498,814	1,641,253	—

Net asset value, offering and redemption price per share	$7.90	$7.18	$—

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$131,187,876	$426,615,721	$1,261,996	$295,342,981
6,827,845	18,345,297	—	10,486,234
(25,994,760)	30,426,964	39,603	(7,938,398)

112,020,961	475,387,982	1,301,599	297,890,817
—	—	13,256	58,267
—	—	—	—
3,710	5,941,363	450	19,184
348,687	16,233,161	10,964	5,527,961
17,265	—	23,986	46,181
136,223	413,215	2,604	271,167
—	—	—	9,517
96	50	—	260

112,526,942	497,975,771	1,352,859	303,823,354

—	—	—	88,697
—	2,997,548	11,859	3,082,340
41,197	572,621	—	249,385
65,136	369,949	854	224,768
243,588	90,244	3,703	278,792
5,730	21,027	7,968	13,856
107,914	11,842	17,453	214,015

463,565	4,063,231	41,837	4,151,853

$112,063,377	$493,912,540	$1,311,022	$299,671,501

$220,002,970	$508,389,066	$1,277,926	$391,583,406
2,104	(142,924)	2,908	(467,331)
(81,946,937)	(44,760,566)	(9,415)	(83,526,689)
(25,994,760)	30,426,964	39,603	(7,917,885)

$112,063,377	$493,912,540	$1,311,022	$299,671,501

$91,316,297	$289,834,801	$186,594	$235,573,905

9,282,760	16,154,683	18,395	14,309,819

$9.84	$17.94	$10.14	$16.46

$10.44	$19.03	$10.76	$17.46

$7,420,717	$9,892,693	$—	$35,372,105

813,877	612,063	—	2,479,760

$9.12	$16.16	$—	$14.26

$6,009,523	$31,796,333	$63,515	$24,272,063

661,314	1,966,215	6,288	1,700,537

$9.09	$16.17	$10.10	$14.27

$7,316,840	$162,388,713	$1,060,913	$4,453,428

719,480	8,976,986	104,379	251,481

$10.17	$18.09	$10.16	$17.71

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

	CGM Advisor Targeted Equity Fund	Delafield Select Fund	Hansberger International Fund	Harris Associates Large Cap Value Fund

INVESTMENT INCOME
Dividends	$9,717,122	$99,393	$1,414,130	$962,871
Interest	13,860	—	11,648	—
Less net foreign taxes withheld	(350,729)	—	(146,092)	—

	9,380,253	99,393	1,279,686	962,871

Expenses
Management fees (Note 6)	2,911,374	55,185	299,546	349,451
Service fees - Class A (Note 6)	849,399	5,221	71,073	101,580
Service and distribution fees - Class B (Note 6)	59,638	—	40,342	35,621
Service and distribution fees - Class C (Note 6)	291,764	104	49,798	27,917
Trustees’ fees and expenses (Note 6)	16,124	4,948	6,076	7,483
Administrative fees (Note 6)	216,465	49,589	19,188	25,631
Custodian fees and expenses	17,808	8,887	37,366	11,428
Transfer agent fees and expenses - Class A (Note 6)	458,963	266	92,014	141,270
Transfer agent fees and expenses - Class B (Note 6)	8,104	—	13,063	12,389
Transfer agent fees and expenses - Class C (Note 6)	39,985	2	16,116	9,707
Transfer agent fees and expenses - Class Y (Note 6)	26,804	1,174	—	4,815
Audit and tax services fees	23,067	19,709	26,589	20,951
Legal fees	13,611	583	1,241	1,662
Shareholder reporting expenses	63,230	662	13,134	19,989
Registration fees	52,572	19,391	22,466	32,300
Fee/expense recovery - Class Y (Note 6)	—	—	—	—
Miscellaneous expenses	20,057	2,045	5,848	6,210

Total expenses	5,068,965	167,766	713,860	808,404
Less fee reduction and/or expense reimbursement (Note 6)	—	(83,083)	—	(119,124)

Net expenses	5,068,965	84,683	713,860	689,280

Net investment income (loss)	4,311,288	14,710	565,826	273,591

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(143,989,249)	(869,740)	(13,514,770)	(17,726,620)
Options written	—	—	—	—
Foreign currency transactions	—	—	(19,882)	—
Net change in unrealized appreciation (depreciation) on:
Investments	141,059,409	4,160,273	24,507,995	29,219,131
Options written	—	—	—	—
Foreign currency translations	—	—	6,777	—

Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(2,929,840)	3,290,533	10,980,120	11,492,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,381,448	$3,305,243	$11,545,946	$11,766,102

See accompanying notes to financial statements.

Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$2,490,429	$9,650	$2,024,978
—	—	—
—	(3)	(7,732)

2,490,429	9,647	2,017,246

1,587,025	4,308	1,261,413
273,414	80	272,116
50,020	—	177,245
119,341	223	112,746
7,560	4,895	9,514
90,317	49,589	71,872
17,998	9,308	19,785
190,376	64	311,417
8,852	—	50,783
20,828	41	32,261
60,439	241	11,805
19,920	20,390	25,478
3,788	53	4,717
19,801	631	40,678
56,665	11,060	32,142
3,358	—	—
7,876	1,804	11,771

2,537,578	102,687	2,445,743
(453)	(96,192)	(270,844)

2,537,125	6,495	2,174,899

(46,696)	3,152	(157,653)

(18,760,296)	(2,006)	(45,696,723)
—	—	19,816
—	—	—

44,476,305	67,719	68,090,830
—	—	20,513
—	—	—

25,716,009	65,713	22,434,436

$25,669,313	$68,865	$22,276,783

STATEMENTS OF CHANGES IN NET ASSETS

	CGM Advisor Targeted Equity Fund		Delafield Select Fund		Hansberger International Fund
	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period Ended December 31, 2008 (a)	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

FROM OPERATIONS:
Net investment income (loss)	$4,311,288	$7,035,894	$14,710	$8,796	$565,826	$1,765,959
Net realized loss on investments, options written and foreign currency transactions	(143,989,249)	(136,074,566)	(869,740)	(184,411)	(13,534,652)	(4,234,378)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	141,059,409	(295,484,467)	4,160,273	(5,078,100)	24,514,772	(79,370,956)

Net increase (decrease) in net assets resulting from operations	1,381,448	(424,523,139)	3,305,243	(5,253,715)	11,545,946	(81,839,375)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(6,133,829)	—	(1,360)	—	(919,413)
Class B	—	(2,292)	—	—	—	(60,823)
Class C	—	(192,376)	—	(10)	—	(63,896)
Class Y	—	(454,082)	—	(14,371)	—	—
Net realized capital gain
Class A	—	(28,890,996)	(1,538)	—	—	(3,711,536)
Class B	—	(1,056,919)	—	—	—	(751,480)
Class C	—	(1,410,865)	(5)	—	—	(806,003)
Class Y	—	(858,144)	(3,541)	—	—	—
Distributions from paid-in capital
Class A	—	—	—	—	—	(518,560)
Class B	—	—	—	—	—	(50,417)
Class C	—	—	—	—	—	(90,663)

Total distributions	—	(38,999,503)	(5,084)	(15,741)	—	(6,972,791)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(26,770,873)	480,972,479	5,069,387	16,128,273	(6,836,485)	(15,168,231)

Redemption fees
Class A	—	13,396	—	—	—	590
Class B	—	466	—	—	—	126
Class C	—	544	—	—	—	119
Class Y	—	393	—	—	—	—

	—	14,799	—	—	—	835

Increase from regulatory settlements (Note 7)	—	—	—	—	613,370	—

Net increase (decrease) in net assets	(25,389,425)	17,464,636	8,369,546	10,858,817	5,322,831	(103,979,562)
NET ASSETS
Beginning of the period	913,901,482	896,436,846	10,858,817	—	80,429,233	184,408,795

End of the period	$888,512,057	$913,901,482	$19,228,363	$10,858,817	$85,752,064	$80,429,233

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$3,773,501	$(537,787)	$12,847	$(1,863)	$(446,303)	$(1,012,129)

(a)	From commencement of operations on September 29, 2008 through December 31, 2008 for Class A and Class C, and from September 26, 2008 through December 31, 2008 for Class Y.
(b)	From commencement of operations on October 31, 2008 through December 31, 2008.

See accompanying notes to financial statements.

Harris Associates Large Cap Value Fund		Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund		Natixis U.S. Diversified Portfolio
Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008	Six Months Ended June 30, 2009 (Unaudited)	Period Ended December 31, 2008 (b)	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

$273,591	$1,582,727	$(46,696)	$57,969	$3,152	$2,208	$(157,653)	$(493,172)

(17,726,620)	(1,298,191)	(18,760,296)	(25,891,396)	(2,006)	(7,409)	(45,676,907)	(36,639,757)

29,219,131	(80,262,754)	44,476,305	(26,217,431)	67,719	(28,116)	68,111,343	(180,753,728)

11,766,102	(79,978,218)	25,669,313	(52,050,858)	68,865	(33,317)	22,276,783	(217,886,657)

(58,503)	(1,288,357)	—	—	(8)	(41)	—	—
(5,383)	(10,681)	—	—	—	—	—	—
(4,285)	(20,757)	—	—	(7)	(83)	—	—
(3,973)	(120,564)	(25,114)	—	(156)	(2,545)	—	—

—	—	—	(132,974)	—	—	—	(6,529,055)
—	—	—	(28,303)	—	—	—	(1,841,998)
—	—	—	(29,715)	—	—	—	(822,792)
—	—	—	(7,146)	—	—	—	(205,525)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(72,144)	(1,440,359)	(25,114)	(198,138)	(171)	(2,669)	—	(9,399,370)

(5,655,714)	(36,406,022)	191,176,568	177,538,979	224,576	1,053,738	(21,712,792)	(63,750,494)

—	—	—	444	—	—	—	—
—	—	—	89	—	—	—	—
—	—	—	88	—	—	—	—
—	—	—	19	—	—	—	—

—	—	—	640	—	—	—	—

8,806	—	—	—	—	—	—	—

6,047,050	(117,824,599)	216,820,767	125,290,623	293,270	1,017,752	563,991	(291,036,521)

106,016,327	223,840,926	277,091,773	151,801,150	1,017,752	—	299,107,510	590,144,031

$112,063,377	$106,016,327	$493,912,540	$277,091,773	$1,311,022	$1,017,752	$299,671,501	$299,107,510

$2,104	$(199,343)	$(142,924)	$(71,114)	$2,908	$(73)	$(467,331)	$(309,678)

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss) (b)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains (b)	Total distributions (b)	Redemption fees (b)

CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2009(g)	$7.66	$0.04	$0.00	$0.04	$—	$—	$—	$—
12/31/2008	13.01	0.09	(4.94)	(4.85)	(0.06)	(0.44)	(0.50)	0.00	(h)
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)	0.00
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	—	(0.02)	0.00
12/31/2004	7.94	0.01	1.10	1.11	—	—	—	0.00
Class B
6/30/2009(g)	6.92	0.01	0.00	0.01	—	—	—	—
12/31/2008	11.81	(0.00)	(4.45)	(4.45)	(0.00)	(0.44)	(0.44)	0.00	(h)
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
Class C
6/30/2009(g)	6.89	0.01	0.00	0.01	—	—	—	—
12/31/2008	11.79	0.02	(4.46)	(4.44)	(0.02)	(0.44)	(0.46)	0.00	(h)
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)	0.00
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)	0.00
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)	0.00
12/31/2004	7.47	(0.04)	1.02	0.98	—	—	—	0.00
Class Y
6/30/2009(g)	7.84	0.04	0.02	0.06	—	—	—	—
12/31/2008	13.32	0.13	(5.09)	(4.96)	(0.08)	(0.44)	(0.52)	0.00	(h)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)	0.00
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)	0.00
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)	0.00
12/31/2004	8.07	0.04	1.12	1.16	—	—	—	0.00
DELAFIELD SELECT FUND
Class A
6/30/2009(g)	$5.76	$(0.00)	$1.40	$1.40	$—	$(0.00)	$(0.00)	$—
12/31/2008(i)	8.16	0.01	(2.40)	(2.39)	(0.01)	—	(0.01)	—
Class C
6/30/2009(g)	5.76	(0.04)	1.39	1.35	—	(0.00)	(0.00)	—
12/31/2008(i)	8.16	(0.01)	(2.38)	(2.39)	(0.01)	—	(0.01)	—
Class Y
6/30/2009(g)	5.77	0.01	1.40	1.41	—	(0.00)	(0.00)	—
12/31/2008(j)	8.74	0.01	(2.97)	(2.96)	(0.01)	—	(0.01)	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$7.70	0.52	$548,136	1.17	1.17	1.09	93
7.66	(38.36)	796,146	1.10	1.10	0.83	211
13.01	34.42	826,867	1.17	1.17	0.45	179
10.70	8.52	679,897	1.16	1.16	0.76	171
10.22	13.19	694,121	1.28	1.28	0.78	196
9.05	13.98	689,967	1.42	1.42	0.16	265

6.93	0.14	11,734	1.93	1.93	0.31	93
6.92	(38.90)	13,971	1.85	1.85	(0.03)	211
11.81	33.41	32,297	1.92	1.92	(0.34)	179
9.84	7.83	43,032	1.91	1.91	0.02	171
9.48	12.35	53,005	2.03	2.03	0.03	196
8.45	13.12	57,527	2.17	2.17	(0.58)	265

6.90	0.15	64,141	1.93	1.93	0.30	93
6.89	(38.85)	59,544	1.85	1.85	0.17	211
11.79	33.47	19,753	1.93	1.93	(0.24)	179
9.84	7.72	8,688	1.90	1.90	0.04	171
9.48	12.35	5,133	2.04	2.04	0.03	196
8.45	13.12	3,214	2.17	2.17	(0.58)	265

7.90	0.77	264,501	0.89	0.89	1.07	93
7.84	(38.28)	44,240	0.85	0.85	1.21	211
13.32	34.75	17,520	0.90	0.90	0.74	179
10.93	8.99	11,714	0.87	0.87	1.05	171
10.42	13.41	11,181	1.07	1.07	0.99	196
9.23	14.37	9,145	1.08	1.08	0.51	265

$7.16	24.35	$7,366	1.40	2.57	(0.01)	12
5.76	(29.33)	1,626	1.40	3.79	0.58	29

7.11	23.48	83	2.15	3.17	(1.26)	12
5.76	(29.34)	7	2.15	4.54	(0.49)	29

7.18	24.48	11,780	1.15	2.37	0.31	12
5.77	(33.88)	9,226	1.15	3.47	0.29	29

(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	For the six months ended June 30, 2009 (Unaudited).
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	For the period September 29, 2008 (commencement of operations) through December 31, 2008.
(j)	For the period September 26, 2008 (commencement of operations) through December 31, 2008.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

HANSBERGER INTERNATIONAL FUND
Class A
6/30/2009(g)	$10.88	$0.09	$1.74		$1.83	$—	$—	$—	$—
12/31/2008	22.17	0.26	(10.63)		(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
12/31/2007	21.50	0.18	3.29		3.47	(0.40)	(2.40)	—	(2.80)
12/31/2006	19.88	0.16	4.51		4.67	(0.35)	(2.70)	—	(3.05)
12/31/2005	17.12	0.11	2.65		2.76	—	—	—	—
12/31/2004	15.07	0.02	2.03		2.05	—	—	—	—
Class B
6/30/2009(g)	9.76	0.04	1.56		1.60	—	—	—	—
12/31/2008	19.88	0.12	(9.48)		(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01	2.98		2.99	(0.22)	(2.40)	—	(2.62)
12/31/2006	18.27	0.01	4.11		4.12	(0.18)	(2.70)	—	(2.88)
12/31/2005	15.85	0.00	2.42		2.42	—	—	—	—
12/31/2004	14.06	(0.09)	1.88		1.79	—	—	—	—
Class C
6/30/2009(g)	9.70	0.04	1.54		1.58	—	—	—	—
12/31/2008	19.81	0.11	(9.43)		(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01	2.97		2.98	(0.25)	(2.40)	—	(2.65)
12/31/2006	18.28	0.00	4.11		4.11	(0.21)	(2.70)	—	(2.91)
12/31/2005	15.86	(0.02)	2.44		2.42	—	—	—	—
12/31/2004	14.06	(0.09)	1.89		1.80	—	—	—	—
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2009(g)	$8.77	$0.03	$1.05		$1.08	$(0.01)	$—	$—	$(0.01)
12/31/2008	14.97	0.13	(6.20)		(6.07)	(0.13)	—	—	(0.13)
12/31/2007	15.49	0.05	(0.48	)(i)	(0.43)	(0.09)	—	—	(0.09)
12/31/2006	13.33	0.06	2.13		2.19	(0.03)	—	—	(0.03)
12/31/2005	13.37	0.05	(0.08)		(0.03)	(0.01)	—	—	(0.01)
12/31/2004	12.25	0.04	1.08		1.12	—	—	—	—
Class B
6/30/2009(g)	8.16	(0.00)	0.97		0.97	(0.01)	—	—	(0.01)
12/31/2008	13.84	0.03	(5.70)		(5.67)	(0.01)	—	—	(0.01)
12/31/2007	14.39	(0.06)	(0.45	)(i)	(0.51)	(0.04)	—	—	(0.04)
12/31/2006	12.48	(0.04)	1.98		1.94	(0.03)	—	—	(0.03)
12/31/2005	12.62	(0.04)	(0.09)		(0.13)	(0.01)	—	—	(0.01)
12/31/2004	11.64	(0.05)	1.03		0.98	—	—	—	—
Class C
6/30/2009(g)	8.13	(0.00)	0.97		0.97	(0.01)	—	—	(0.01)
12/31/2008	13.82	0.03	(5.69)		(5.66)	(0.03)	—	—	(0.03)
12/31/2007	14.37	(0.06)	(0.45	)(i)	(0.51)	(0.04)	—	—	(0.04)
12/31/2006	12.46	(0.04)	1.98		1.94	(0.03)	—	—	(0.03)
12/31/2005	12.60	(0.04)	(0.09)		(0.13)	(0.01)	—	—	(0.01)
12/31/2004	11.63	(0.05)	1.02		0.97	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

						Ratios to Average Net Assets:

Increase from Regulatory Settlements (b)	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$0.09	$—		$12.80	17.75	$65,928	1.73		1.73		1.70	24
—	0.00	(h)	10.88	(47.63)	60,091	1.49		1.49		1.48	47
—	0.00		22.17	16.38	128,224	1.45		1.45		0.79	47
—	0.00		21.50	24.08	112,814	1.49		1.49		0.75	49
—	0.00		19.88	16.12	89,663	1.81		1.81		0.62	45
—	0.00		17.12	13.60	73,707	1.91		1.92		0.14	81

0.09	—		11.45	17.21	8,600	2.47		2.47		0.90	24
—	0.00	(h)	9.76	(48.03)	9,328	2.23		2.23		0.72	47
—	0.00		19.88	15.63	29,770	2.20		2.20		0.06	47
—	0.00		19.51	23.15	33,016	2.25		2.25		0.03	49
—	0.00		18.27	15.27	33,388	2.55		2.55		(0.02)	45
—	0.00		15.85	12.73	45,213	2.66		2.67		(0.60)	81

0.09	—		11.37	17.22	11,223	2.48		2.48		0.93	24
—	0.00	(h)	9.70	(48.00)	11,010	2.24		2.24		0.73	47
—	0.00		19.81	15.54	26,414	2.20		2.20		0.04	47
—	0.00		19.48	23.14	23,541	2.25		2.25		0.01	49
—	0.00		18.28	15.26	19,388	2.56		2.56		(0.11)	45
—	0.00		15.86	12.80	17,046	2.66		2.67		(0.63)	81

$0.00	$—		$9.84	12.28	$91,316	1.30		1.55		0.63	25
—	—		8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	—		14.97	(2.94)	172,468	1.28	(j)(k)	1.28	(j)	0.35	30
—	—		15.49	16.50	195,714	1.30		1.30		0.44	23
—	—		13.33	(0.19)	188,763	1.30		1.46		0.40	39
—	—		13.37	9.14	222,434	1.30		1.49		0.30	27

0.00	—		9.12	11.85	7,421	2.05		2.30		(0.10)	25
—	—		8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	—		13.84	(3.68)	23,916	2.04	(j)(k)	2.04	(j)	(0.44)	30
—	—		14.39	15.61	42,894	2.05		2.07		(0.33)	23
—	—		12.48	(0.99)	59,035	2.05		2.21		(0.35)	39
—	—		12.62	8.42	79,949	2.05		2.24		(0.46)	27

0.00	—		9.09	11.89	6,010	2.05		2.30		(0.11)	25
—	—		8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	—		13.82	(3.69)	15,616	2.04	(j)(k)	2.04	(j)	(0.41)	30
—	—		14.37	15.64	18,089	2.05		2.06		(0.32)	23
—	—		12.46	(0.99)	20,308	2.05		2.21		(0.35)	39
—	—		12.60	8.34	26,392	2.05		2.24		(0.42)	27

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2009 (Unaudited).
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes a litigation payment of $0.02 per share.
(j)	Includes fee/expense recovery of 0.00%, 0.02% and 0.01% for Class A, B and C, respectively.
(k)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions (b)

HARRIS ASSOCIATES LARGE CAP VALUE FUND (continued)
Class Y
6/30/2009(g)	$9.05	$0.04	$1.09		$1.13	$(0.01)	$—	$—	$(0.01)
12/31/2008	15.47	0.19	(6.42)		(6.23)	(0.19)	—	—	(0.19)
12/31/2007	16.01	0.12	(0.51	)(h)	(0.39)	(0.15)	—	—	(0.15)
12/31/2006	13.72	0.12	2.20		2.32	(0.03)	—	—	(0.03)
12/31/2005	13.74	0.09	(0.10)		(0.01)	(0.01)	—	—	(0.01)
12/31/2004	12.54	0.07	1.13		1.20	—	—	—	—
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2009(g)	$17.42	$(0.00)	$0.52		$0.52	$—	$—	$—	$—
12/31/2008	22.11	0.03	(4.69)		(4.66)	—	(0.03)	—	(0.03)
12/31/2007	20.90	(0.02)	1.23		1.21	—	—	—	—
12/31/2006	17.69	(0.05)	3.26		3.21	—	—	—	—
12/31/2005	16.07	(0.08)	1.70		1.62	—	—	—	—
12/31/2004	13.94	(0.13)	2.26		2.13	—	—	—	—
Class B
6/30/2009(g)	15.76	(0.06)	0.46		0.40	—	—	—	—
12/31/2008	20.15	(0.14)	(4.22)		(4.36)	—	(0.03)	—	(0.03)
12/31/2007	19.19	(0.17)	1.13		0.96	—	—	—	—
12/31/2006	16.36	(0.20)	3.03		2.83	—	—	—	—
12/31/2005	14.97	(0.19)	1.58		1.39	—	—	—	—
12/31/2004	13.08	(0.22)	2.11		1.89	—	—	—	—
Class C
6/30/2009(g)	15.76	(0.06)	0.47		0.41	—	—	—	—
12/31/2008	20.16	(0.13)	(4.24)		(4.37)	—	(0.03)	—	(0.03)
12/31/2007	19.19	(0.17)	1.14		0.97	—	—	—	—
12/31/2006	16.37	(0.19)	3.01		2.82	—	—	—	—
12/31/2005	14.98	(0.19)	1.58		1.39	—	—	—	—
12/31/2004	13.09	(0.22)	2.11		1.89	—	—	—	—
Class Y
6/30/2009(g)	17.55	0.02	0.52		0.54	(0.00)	—	—	(0.00)
12/31/2008	22.20	0.12	(4.74)		(4.62)	—	(0.03)	—	(0.03)
12/31/2007	20.91	0.04	1.25		1.29	—	—	—	—
12/31/2006(m)	19.02	0.02	1.87		1.89	—	—	—	—
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2009(g)	$9.60	$0.04	$0.50		$0.54	$(0.00)	$—	$—	$(0.00)
12/31/2008(n)	10.00	0.03	(0.41)		(0.38)	(0.02)	—	—	(0.02)
Class C
6/30/2009(g)	9.59	(0.02)	0.53		0.51	(0.00)	—	—	(0.00)
12/31/2008(n)	10.00	0.02	(0.41)		(0.39)	(0.02)	—	—	(0.02)
Class Y
6/30/2009(g)	9.60	0.03	0.53		0.56	(0.00)	—	—	(0.00)
12/31/2008(n)	10.00	0.03	(0.40)		(0.37)	(0.03)	—	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

						Ratios to Average Net Assets:

Increase from Regulatory Settlements (b)	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$0.00	$—		$10.17	12.45	$7,317	1.05		1.12		0.86	25
—	—		9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	—		15.47	(2.59)	11,840	0.91	(i)	0.91		0.72	30
—	—		16.01	16.97	14,057	0.91	(j)	0.91	(j)	0.82	23
—	—		13.72	(0.04)	14,226	1.05		1.09		0.65	39
—	—		13.74	9.57	18,027	0.99		0.99		0.58	27

$—	$—		$17.94	2.98	$289,835	1.45		1.45		(0.03)	50
—	0.00	(k)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78
—	0.00		20.90	18.09	85,285	1.59		1.59		(0.28)	88
—	0.00		17.69	10.08	58,963	1.92		1.92		(0.47)	80
—	0.00		16.07	15.28	45,138	2.01		2.01		(0.89)	172

—	—		16.16	2.54	9,893	2.20		2.20		(0.86)	50
—	0.00	(k)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78
—	0.00		19.19	17.24	32,606	2.37		2.37		(1.10)	88
—	0.00		16.36	9.28	38,732	2.66		2.66		(1.24)	80
—	0.00		14.97	14.45	54,652	2.76		2.76		(1.65)	172

—	—		16.17	2.60	31,796	2.20		2.20		(0.82)	50
—	0.00	(k)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78
—	0.00		19.19	17.23	18,186	2.35		2.35		(1.04)	88
—	0.00		16.37	9.28	13,667	2.67		2.67		(1.23)	80
—	0.00		14.98	14.44	13,549	2.76		2.76		(1.63)	172

—	—		18.09	3.10	162,389	1.16	(l)	1.16	(l)	0.25	50
—	0.00	(k)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
—	0.00		22.20	6.12	1,241	1.19	(j)	1.19	(j)	0.17	78
—	0.00		20.91	9.94	427	1.35		1.90		0.35	88

$—	$—		$10.14	5.64	$187	1.40		20.86		0.80	24
—	—		9.60	(3.75)	16	1.40		39.61		1.92	12

—	—		10.10	5.33	64	2.15		20.30		(0.33)	24
—	—		9.59	(3.90)	41	2.15		40.36		1.62	12

—	—		10.16	5.85	1,061	1.15		18.89		0.61	24
—	—		9.60	(3.74)	960	1.15		38.91		1.41	12

(g)	For the six months ended June 30, 2009 (Unaudited).
(h)	Includes a litigation payment of $0.02 per share.
(i)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(j)	Includes fee/expense recovery of 0.04%.
(k)	Effective June 2, 2008, redemption fees were eliminated.
(l)	Includes fee/expense recovery of 0.01%.
(m)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(n)	For the period October 31, 2008 (inception) through December 31, 2008.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized capital gains	Total distributions

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
6/30/2009(g)	$15.16	$0.00		$1.30	$1.30	$—	$—
12/31/2008	25.76	0.02	(h)	(10.20)	(10.18)	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	—	—
12/31/2005	18.75	(0.11)		1.53	1.42	—	—
12/31/2004	16.61	(0.12)		2.26	2.14	—	—
Class B
6/30/2009(g)	13.19	(0.05)		1.12	1.07	—	—
12/31/2008	22.63	(0.13	)(h)	(8.89)	(9.02)	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	—	—
12/31/2005	16.87	(0.22)		1.36	1.14	—	—
12/31/2004	15.06	(0.23)		2.04	1.81	—	—
Class C
6/30/2009(g)	13.19	(0.05)		1.13	1.08	—	—
12/31/2008	22.65	(0.13	)(h)	(8.91)	(9.04)	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	—	—
12/31/2005	16.89	(0.22)		1.36	1.14	—	—
12/31/2004	15.08	(0.23)		2.04	1.81	—	—
Class Y
6/30/2009(g)	16.29	0.02		1.40	1.42	—	—
12/31/2008	27.58	0.07	(h)	(10.94)	(10.87)	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	—	—
12/31/2005	19.82	(0.03)		1.62	1.59	—	—
12/31/2004	17.46	(0.05)		2.41	2.36	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$16.46	8.58	$235,574	1.40	1.59	0.04	72
15.16	(40.05)	228,549	1.43	1.43	0.08	110
25.76	13.69	407,228	1.47	1.47	(0.24)	82
22.94	13.68	393,430	1.46	1.46	0.17	83
20.17	7.57	386,084	1.73	1.73	(0.57)	97
18.75	12.88	392,726	1.87	1.87	(0.71)	104

14.26	8.11	35,372	2.15	2.34	(0.71)	72
13.19	(40.47)	40,868	2.18	2.19	(0.70)	110
22.63	12.83	119,028	2.21	2.21	(1.00)	82
20.33	12.88	147,819	2.22	2.22	(0.60)	83
18.01	6.76	174,745	2.48	2.48	(1.32)	97
16.87	12.02	223,349	2.62	2.62	(1.50)	104

14.27	8.19	24,272	2.15	2.34	(0.71)	72
13.19	(40.53)	24,079	2.18	2.18	(0.68)	110
22.65	12.82	47,239	2.22	2.22	(0.99)	82
20.36	12.87	46,064	2.22	2.22	(0.59)	83
18.03	6.75	48,262	2.48	2.48	(1.32)	97
16.89	12.00	58,883	2.62	2.62	(1.48)	104

17.71	8.72	4,453	1.15	1.56	0.28	72
16.29	(39.89)	5,611	1.17	1.23	0.31	110
27.58	14.02	16,649	1.12	1.12	0.10	82
24.45	14.20	21,155	1.03	1.03	0.60	83
21.41	8.02	20,445	1.32	1.32	(0.16)	97
19.82	13.52	25,060	1.33	1.33	(0.27)	104

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	For the six months ended June 30, 2009 (Unaudited).
(h)	Includes a non-recurring dividend of $0.02 per share.

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Hansberger International Fund (the “International Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Natixis Funds Trust II:

Delafield Select Fund (the “Delafield Select Fund”)

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Each Fund offers Class A and Class C shares. Targeted Equity Fund, Delafield Select Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and U.S. Diversified Portfolio also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Effective July 31, 2009, the Small Cap Value Fund will be closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectuses.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 26, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements except as disclosed in Note 14.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and the subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

option contracts are valued at the mean of the National Best Bid and Offer quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of June 30, 2009, approximately 79% of the market value of the investments for the International Fund was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At June 30, 2009, there were no open forward foreign currency contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

The following is a summary of U.S. Diversified Portfolio’s purchased option activity:

Contracts	Number of Contracts	Cost
Outstanding at 12/31/2008	—	$—
Options purchased	4,358	1,588,567
Options sold	(4,011)	(1,429,421)
Options expired unexercised	—	—

Outstanding at 6/30/2009	347	$159,146

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

The following is a summary of U.S. Diversified Portfolio’s written option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 12/31/2008	—	$—
Options written	14,899	1,879,140
Options terminated in closing purchase transactions	(14,205)	(1,769,931)
Options expired unexercised	—	—

Outstanding at 6/30/2009	694	$109,209

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2009 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, distributions from REITs, 12b-1 fees, wash sales, distributions in excess of current earnings, return of capital distributions, foreign currency transactions and gains realized from passive foreign investment companies (“PFICs”). Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustments, forward contracts marked-to-market, capital loss carryforwards, post-October capital loss deferrals, wash sales, distributions from REITs and gains realized from PFICs. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2008 was as follows:

	2008 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Targeted Equity Fund	$36,994,172	$2,005,331	$—	$38,999,503
Delafield Select Fund	15,741	—	—	15,741
International Fund	1,855,140	4,458,011	659,640	6,972,791
Large Cap Value Fund	1,440,359	—	—	1,440,359
Small Cap Value Fund	530	197,608	—	198,138
Value Opportunity Fund	2,669	—	—	2,669
U.S. Diversified Portfolio	—	9,399,370	—	9,399,370

Differences between these amounts and those reported in the Statements of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2008, the capital loss carryforwards and post-October losses were as follows:

	Targeted Equity Fund	Delafield Select Fund	International Fund	Large Cap Value Fund	Small Cap Value Fund	Value Opportunity Fund	U.S. Diversified Portfolio

Capital loss carryforward:
Expires December 31, 2009	$—	$—	$—	$(25,407,834)*	$—	$—	$—
Expires December 31, 2010	—	—	—	(24,633,843)*	—	—	—
Expires December 31, 2011	—	—	—	(9,965,466)	—	—	—
Expires December 31, 2016	(81,851,673)	—	—	—	(622,356)	—	(11,926,149)

Total capital loss carryforward	$(81,851,673)	$—	$—	$(60,007,143)	$(622,356)	$—	$(11,926,149)

Deferred net capital losses (post-October 2008)	$(54,376,238)	$—	$(4,646,134)	$(5,652,406)	$(16,790,766)	$(4,369)	$(21,450,644)

*	Some of the losses expiring in 2009 and 2010 were obtained in the Fund’s merger with the Nvest Balanced Fund on June 7, 2003. The losses obtained in this merger are subject to limitations.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of June 30, 2009, there were no securities on loan.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

3.  Fair Value Measurements.  In accordance with standards established by the Financial Accounting Standards Board, the Funds have categorized the inputs utilized in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments;

•

Level 2 – prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2009:

Targeted Equity Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks(a)	$880,095,409	$—	$—	$880,095,409
Short-Term Investments	15,380,000	—	—	15,380,000

Total	$895,475,409	$—	$—	$895,475,409

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Delafield Select Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks(a)	$16,521,398	$—	$—	$16,521,398
Short-Term Investments	2,665,785	—	—	2,665,785

Total	$19,187,183	$—	$—	$19,187,183

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

International Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Australia	$—	$2,985,221	$—	$2,985,221
Belgium	—	599,257	—	599,257
Brazil	3,672,879	—	—	3,672,879
Canada	4,719,244	—	—	4,719,244
China	—	8,301,177	—	8,301,177
Denmark	—	1,405,360	—	1,405,360
France	—	8,091,309	—	8,091,309
Germany	521,425	4,574,369	—	5,095,794
Hong Kong	—	1,199,633	—	1,199,633
India	2,173,286	—	—	2,173,286
Israel	492,512	—	—	492,512
Italy	—	1,840,332	—	1,840,332
Japan	—	11,992,763	—	11,992,763
Korea	977,964	732,385	—	1,710,349
Luxembourg	755,797	—	—	755,797
Mexico	1,129,141	—	—	1,129,141
Netherlands	443,885	—	—	443,885
Norway	134,677	1,275,035	—	1,409,712
Russia	1,848,742	—	—	1,848,742
Singapore	—	543,179	—	543,179
South Africa	—	517,916	—	517,916
Spain	—	2,933,908	—	2,933,908
Switzerland	—	7,112,075	—	7,112,075
Taiwan	—	615,535	—	615,535
United Kingdom	—	12,377,660	—	12,377,660

Total Common Stocks	16,869,552	67,097,114	—	83,966,666

Preferred Stocks
Germany	—	390,487	—	390,487
Exchange Traded Funds
United States	643,025	—	—	643,025
Short-Term Investments	462,030	—	—	462,030

Total	$17,974,607	$67,487,601	$—	$85,462,208

Large Cap Value Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks(a)	$105,193,116	$—	$—	$105,193,116
Short-Term Investments	6,827,845	—	—	6,827,845

Total	$112,020,961	$—	$—	$112,020,961

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Small Cap Value Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stock(a)	$457,042,685	$—	$—	$457,042,685
Short-Term Investments	18,345,297	—	—	18,345,297

Total	$475,387,982	$—	$—	$475,387,982

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks(a)	$1,301,599	$—	$—	$1,301,599

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

U.S. Diversified Portfolio

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks(a)	$287,303,238	$—	$—	$287,303,238
Put Options	101,345	—	—	101,345
Short-Term Investments	10,486,234	—	—	10,486,234

Total	$297,890,817	$—	$—	$297,890,817

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Call Options Written	$(50,809)	$—	$—	$(50,809)
Put Options Written	(37,888)	—	—	(37,888)

Total	$(88,697)	$—	$—	$(88,697)

(a)	Major categories of the Portfolio’s investments are included in the Portfolio of Investments.

4.  Derivatives.  The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), effective January 1, 2009. FAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds may use include options contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

The U.S. Diversified Portfolio is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Portfolio may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Portfolio may also write put options to offset the cost of options used for hedging purposes.

The following is a summary of derivative instruments for the U.S Diversified Portfolio, as of June 30, 2009:

Asset Derivatives	Options
Equity contracts	$101,345
Statement of Assets and Liabilities Location	Investments at value

Liability Derivatives	Written Options
Equity contracts	$(88,697)

Statement of Assets and Liabilities Location	Options written, at value

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Realized Gain (Loss)	Purchased Options	Written Options
Equity contracts	$(452,262)	$19,816

Statement of Operations Location	Net realized gain (loss) on investments	Net realized gain (loss) on options written

Change in Appreciation (Depreciation)	Purchased Options	Written Options
Equity contracts	$(57,801)	$20,513

Statement of Operations Location	Net change in unrealized appreciation / depreciation on investments	Net change in unrealized appreciation / depreciation on options written

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2009, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$787,805,694	$757,180,310
Delafield Select Fund	4,831,261	1,452,200
International Fund	18,202,923	24,888,390
Large Cap Value Fund	23,671,757	30,242,167
Small Cap Value Fund	340,713,256	167,856,187
Value Opportunity Fund	491,706	261,813
U.S. Diversified Portfolio	199,255,408	226,946,739

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund and the Delafield Select Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund and Reich & Tang Asset Management, LLC (“Reich & Tang”) is the investment adviser to the Delafield Select Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Delafield Select Fund	0.80%	0.80%	0.80%	0.80%	0.80%
International Fund	0.80%	0.75%	0.75%	0.75%	0.75%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
U.S. Diversified Portfolio	Harris
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
BlackRock Investment Management LLC (“BlackRock”)

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain Funds to reduce management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2010, and acquired fund fees and expenses, will be reevaluated on an annual basis. For the six months ended June 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Delafield Select Fund	1.40%	—	2.15%	1.15%
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
U.S. Diversified Portfolio	1.40%	2.15%	2.15%	1.15%
Value Opportunity Fund	1.40%	—	2.15%	1.15%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

For the six months ended June 30, 2009, the management fees for each Fund were as follows:

Portfolio	Gross Management Fee	Reductions of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$2,911,374	$—	$2,911,374	0.69%	0.69%
Delafield Select Fund	55,185	55,185	—	0.80%	—
International Fund	299,546	—	299,546	0.80%	0.80%
Large Cap Value Fund	349,451	—	349,451	0.70%	0.70%
Small Cap Value Fund	1,587,025	—	1,587,025	0.90%	0.90%
Value Opportunity Fund	4,308	4,308	—	0.80%	—
U.S. Diversified Portfolio	1,261,413	—	1,261,413	0.90%	0.90%

For the six months ended June 30, 2009, expenses have been reimbursed as follows:

Fund	Reimbursement
Delafield Select Fund	$27,898
Large Cap Value Fund	119,124
Small Cap Value Fund	453
Value Opportunity Fund	91,884
U.S. Diversified Portfolio	270,844

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through reduction of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible recovery under the expense limitation agreements at June 30, 2009 were as follows:

	Expenses Subject to Possible Recovery until December 31, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Delafield Select Fund	$4,243	$—	$15	$61,496	$65,754
Small Cap Value Fund	75,471	10,688	12,684	3,358	102,201
Value Opportunity Fund	512	—	1,047	57,051	58,610
U.S. Diversified Portfolio	14,460	3,319	1,563	6,583	25,925

	Expenses Subject to Possible Recovery until December 31, 2010
Fund	Class A	Class B	Class C	Class Y	Total
Delafield Select Fund	$24,403	$—	$106	$58,574	$83,083
Large Cap Value Fund	101,301	8,866	6,949	2,008	119,124
Small Cap Value Fund	396	14	43	—	453
Value Opportunity Fund	6,215	—	4,042	85,935	96,192
U.S. Diversified Portfolio	206,476	33,474	21,370	9,524	270,844

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, CGM, Hansberger, Harris, Loomis Sayles, Reich & Tang and Vaughan Nelson are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

For the six months ended June 30, 2009, Loomis Sayles reimbursed the U.S. Diversified Portfolio $11,550 for losses incurred in connection with a trading error.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion, 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors. For the six months ended June 30, 2009, the Delafield Select Fund and the Value Opportunity Fund were subject to the new fund fee.

For the six months ended June 30, 2009, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Administrative Fees
Targeted Equity Fund	$216,465
Delafield Select Fund	49,589
International Fund	19,188
Large Cap Value Fund	25,631
Small Cap Value Fund	90,317
Value Opportunity Fund	49,589
U.S. Diversified Portfolio	71,872

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B, if applicable, and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B, if applicable, and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended June 30, 2009, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Targeted Equity Fund	$849,399	$14,910	$72,941	$44,728	$218,823
Delafield Select Fund	5,221	—	26	—	78
International Fund	71,073	10,086	12,450	30,256	37,348
Large Cap Value Fund	101,580	8,905	6,979	26,716	20,938
Small Cap Value Fund	273,414	12,505	29,835	37,515	89,506
Value Opportunity Fund	80	—	56	—	167
U.S. Diversified Portfolio	272,116	44,311	28,187	132,934	84,559

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

	Sub-Transfer Agent Fees
Fund	Class A	Class B	Class C	Class Y

Targeted Equity Fund	$203,942	$3,471	$16,279	$21,525
Delafield Select Fund	235	—	1	13
International Fund	14,199	2,061	2,506	—
Large Cap Value Fund	14,153	1,269	977	3,695
Small Cap Value Fund	115,695	5,796	12,607	45,458
Value Opportunity Fund	—	—	—	27
U.S. Diversified Portfolio	39,847	6,617	4,133	4,488

e.  Commissions.  The Funds have been informed that commissions (including CDSCs) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the six months ended June 30, 2009 were as follows:

Fund	Commission
Targeted Equity Fund	$339,369
Delafield Select Fund	18,624
International Fund	25,550
Large Cap Value Fund	23,804
Small Cap Value Fund	126,776
Value Opportunity Fund	958
U.S. Diversified Portfolio	114,188

For the six months ended June 30, 2009, brokerage commissions for portfolio transactions paid to affiliated broker/dealers by the U.S. Diversified Portfolio were $9,859.

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

7.  Regulatory Settlements.  During the period ended June 30, 2009 the International Fund and Large Cap Value Fund received payments of $613,370 and $8,806 respectively, relating to certain regulatory settlements the Funds had participated in during the year. The payments have been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR rate, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 11, 2009, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2009, the Funds had no borrowings under these agreements.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2009, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$301,426
International Fund	5,036
Small Cap Value Fund	62,039
U.S. Diversified Portfolio	31,556

10.  Concentration of Risk.  The Delafield Select Fund is a non-diversified fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund’s returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

11.  Shareholders.  At June 30, 2009, two shareholders individually owned more than 5% of the Delafield Select Fund’s total outstanding shares, representing, in aggregate, 19.10% of the Fund. At June 30, 2009, one shareholder individually owned more than 5% of the Small Cap Value Fund’s total outstanding shares, representing, 6.51% of the Fund. At June 30, 2009, Natixis US owned shares equating to 77.55% of Value Opportunity Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
Targeted Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	11,072,120	$79,406,451	55,490,745	$517,404,637
Issued in connection with the reinvestment of distributions	—	—	2,910,640	31,249,485
Redeemed	(43,841,197)	(318,835,288)	(17,951,803)	(174,709,000)

Net change	(32,769,077)	$(239,428,837)	40,449,582	$373,945,122

Class B
Issued from the sale of shares	34,514	$218,735	143,426	$1,418,763
Issued in connection with the reinvestment of distributions	—	—	96,866	1,000,641
Redeemed	(360,818)	(2,319,714)	(955,848)	(9,400,428)

Net change	(326,304)	$(2,100,979)	(715,556)	$(6,981,024)

Class C
Issued from the sale of shares	1,830,722	$11,867,657	8,205,733	$79,419,493
Issued in connection with the reinvestment of distributions	—	—	111,128	1,084,172
Redeemed	(1,180,334)	(7,486,922)	(1,347,914)	(11,050,172)

Net change	650,388	$4,380,735	6,968,947	$69,453,493

Class Y
Issued from the sale of shares	29,655,625	$223,851,414	5,749,964	$58,767,140
Issued in connection with the reinvestment of distributions	—	—	112,867	1,154,835
Redeemed	(1,798,867)	(13,473,206)	(1,536,310)	(15,367,087)

Net change	27,856,758	$210,378,208	4,326,521	$44,554,888

Increase (decrease) from capital share transactions	(4,588,235)	$(26,770,873)	51,029,494	$480,972,479

	Six Months Ended June 30, 2009		Period Ended December 31, 2008*
Delafield Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	978,358	$5,834,590	283,031	$1,725,474
Issued in connection with the reinvestment of distributions	262	1,538	237	1,360
Redeemed	(232,158)	(1,117,008)	(1,209)	(5,681)

Net change	746,462	$4,719,120	282,059	$1,721,153

Class C
Issued from the sale of shares	14,938	$101,898	1,726	$10,166
Issued in connection with the reinvestment of distributions	1	5	2	10
Redeemed	(4,461)	(28,330)	(550)	(3,050)

Net change	10,478	$73,573	1,178	$7,126

Class Y
Issued from the sale of shares	76,455	$518,404	12,121	$100,000
Issued in connection with the acquisition of assets (Note 13)	—	—	1,755,310	15,341,407
Issued in connection with the reinvestment of distributions	602	3,540	2,495	14,371
Redeemed	(35,141)	(245,250)	(170,589)	(1,055,784)

Net change	41,916	$276,694	1,599,337	$14,399,994

Increase (decrease) from capital share transactions	798,856	$5,069,387	1,882,574	$16,128,273

*	From commencement of operations on September 29, 2008 through December 31, 2008 for Class A and Class C, and from September 26, 2008 through December 31, 2008 for Class Y.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

12. Capital Shares (continued).

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	238,955	$2,673,651	981,700	$18,940,104
Issued in connection with the reinvestment of distributions	—	—	345,275	4,818,828
Redeemed	(613,859)	(6,239,442)	(1,586,221)	(27,268,780)

Net change	(374,904)	$(3,565,791)	(259,246)	$(3,509,848)

Class B
Issued from the sale of shares	14,707	146,374	52,461	$886,564
Issued in connection with the reinvestment of distributions	—	—	59,291	820,177
Redeemed	(218,962)	(2,080,724)	(653,714)	(10,658,356)

Net change	(204,255)	$(1,934,350)	(541,962)	$(8,951,615)

Class C
Issued from the sale of shares	53,859	485,409	152,539	$2,358,934
Issued in connection with the reinvestment of distributions	—	—	56,042	742,520
Redeemed	(202,239)	(1,821,753)	(406,749)	(5,808,222)

Net change	(148,380)	$(1,336,344)	(198,168)	$(2,706,768)

Increase (decrease) from capital share transactions	(727,539)	$(6,836,485)	(999,376)	$(15,168,231)

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	328,283	$2,860,336	582,760	$7,394,713
Issued in connection with the reinvestment of distributions	5,614	49,461	123,874	1,080,365
Redeemed	(833,702)	(7,001,294)	(2,448,049)	(30,614,764)

Net change	(499,805)	$(4,091,497)	(1,741,415)	$(22,139,686)

Class B
Issued from the sale of shares	28,458	$218,879	25,208	$284,969
Issued in connection with the reinvestment of distributions	615	5,027	1,311	11,144
Redeemed	(219,344)	(1,733,297)	(750,483)	(8,800,532)

Net change	(190,271)	$(1,509,391)	(723,964)	$(8,504,419)

Class C
Issued from the sale of shares	13,246	$108,192	86,750	$959,743
Issued in connection with the reinvestment of distributions	250	2,039	1,102	9,068
Redeemed	(117,668)	(894,242)	(452,490)	(5,130,494)

Net change	(104,172)	$(784,011)	(364,638)	$(4,161,683)

Class Y
Issued from the sale of shares	109,051	$1,040,917	42,540	$536,117
Issued in connection with the reinvestment of distributions	432	3,927	13,093	117,751
Redeemed	(35,430)	(315,659)	(175,485)	(2,254,102)

Net change	74,053	$729,185	(119,852)	$(1,600,234)

Increase (decrease) from capital share transactions	(720,195)	$(5,655,714)	(2,949,869)	$(36,406,022)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

12.  Capital Shares (continued).

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
Small Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	10,347,204	$166,861,041	7,762,440	$149,885,313
Issued in connection with the reinvestment of distributions	—	—	5,945	120,326
Redeemed	(4,056,922)	(66,604,270)	(2,595,028)	(48,898,219)

Net change	6,290,282	$100,256,771	5,173,357	$101,107,420

Class B
Issued from the sale of shares	18,967	$286,167	38,931	$709,105
Issued in connection with the reinvestment of distributions	—	—	1,463	26,922
Redeemed	(155,057)	(2,289,603)	(536,777)	(9,931,890)

Net change	(136,090)	$(2,003,436)	(496,383)	$(9,195,863)

Class C
Issued from the sale of shares	791,607	$12,152,940	620,823	$11,187,345
Issued in connection with the reinvestment of distributions	—	—	1,187	21,844
Redeemed	(212,124)	(3,056,283)	(314,966)	(5,628,923)

Net change	579,483	$9,096,657	307,044	$5,580,266

Class Y
Issued from the sale of shares	5,891,631	$100,163,287	5,267,072	$105,221,767
Issued in connection with the reinvestment of distributions	1,280	21,175	257	5,216
Redeemed	(994,522)	(16,357,886)	(1,244,655)	(25,179,827)

Net change	4,898,389	$83,826,576	4,022,674	$80,047,156

Increase (decrease) from capital share transactions	11,632,064	$191,176,568	9,006,692	$177,538,979

	Six Months Ended June 30, 2009		Period Ended December 31, 2008**
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	16,683	$163,981	1,707	$15,232
Issued in connection with the reinvestment of distributions	1	8	4	41
Redeemed	—	—	—	—

Net change	16,684	$163,989	1,711	$15,273

Class C
Issued from the sale of shares	2,054	$20,652	4,255	$37,836
Issued in connection with the reinvestment of distributions	1	7	9	83
Redeemed	(31)	(303)	—	—

Net change	2,024	$20,356	4,264	$37,919

Class Y
Issued from the sale of shares	4,400	$41,250	99,800	$998,001
Issued in connection with the reinvestment of distributions	16	153	275	2,545
Redeemed	(112)	(1,172)	—	—

Net change	4,304	$40,231	100,075	$1,000,546

Increase (decrease) from capital share transactions	23,012	$224,576	106,050	$1,053,738

**	From commencement of operations on October 31, 2008 through December 31, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

12.  Capital Shares (continued).

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	605,792	$9,058,301	1,828,584	$39,280,183
Issued in connection with the reinvestment of distributions	—	—	280,392	6,293,312
Redeemed	(1,371,119)	(19,751,501)	(2,839,898)	(57,914,421)

Net change	(765,327)	$(10,693,200)	(730,922)	$(12,340,926)

Class B
Issued from the sale of shares	23,300	$300,170	84,290	$1,619,357
Issued in connection with the reinvestment of distributions	—	—	90,527	1,776,753
Redeemed	(642,842)	(8,247,855)	(2,335,059)	(44,358,057)

Net change	(619,542)	$(7,947,685)	(2,160,242)	$(40,961,947)

Class C
Issued from the sale of shares	40,417	$526,614	138,686	$2,389,673
Issued in connection with the reinvestment of distributions	—	—	34,838	684,060
Redeemed	(164,876)	(2,073,002)	(433,915)	(7,693,846)

Net change	(124,459)	$(1,546,388)	(260,391)	$(4,620,113)

Class Y
Issued from the sale of shares	70,133	$1,162,304	174,882	$4,424,739
Issued in connection with the reinvestment of distributions	—	—	8,514	204,991
Redeemed	(163,156)	(2,687,823)	(442,660)	(10,457,238)

Net change	(93,023)	$(1,525,519)	(259,264)	$(5,827,508)

Increase (decrease) from capital share transactions	(1,602,351)	$(21,712,792)	(3,410,819)	$(63,750,494)

13.  Acquisition of Assets.  After the close of business on September 26, 2008, the Delafield Select Fund acquired the assets and liabilities of the Predecessor Fund. The acquisition was accomplished by a tax-free exchange of 1,755,310 Class Y shares of Delafield Select Fund for Predecessor Fund net assets of $15,341,407, including $880,249 of unrealized appreciation. Prior to the reorganization, the Delafield Select Fund had no investment operations.

14.  Subsequent Events.  On July 9, 2009, the Board of Trustees of Natixis Funds Trust II approved an Agreement and Plan of Reorganization and Liquidation, pursuant to which the Delafield Select Fund will transfer its assets and liabilities to a newly formed “shell” series of The Tocqueville Trust. This transaction is subject to approval by shareholders of the Delafield Select Fund.

SEMIANNUAL REPORT

June 30, 2009

Natixis Income Diversified Portfolio

Active Dividend Equity Discipline

AEW Diversified REIT Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline

Management Discussion and Performance page 1

Portfolio of Investments page 9

Financial Statements page 17

NATIXIS INCOME DIVERSIFIED PORTFOLIO

PORTFOLIO PROFILE

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	IIDPX
Class C	CIDPX

What You Should Know:

One segment of this portfolio holds dividend-paying equity securities that can fall out of favor and underperform growth stocks during certain market conditions. One segment invests in real estate investment trusts (REITs), which are subject to default and prepayment risks, fluctuating property values and changes in interest rates. Two segments invest in different types of fixed-income securities that decline in value as interest rates rise. The U.S. government guarantees the timely payment of principal and interest on some of these securities, but the value of portfolio shares is not guaranteed and will fluctuate. Lower-rated, high-yield securities are considered riskier than higher-quality securities because there is a greater risk of default. Foreign securities are subject to currency fluctuations, differing political and economic conditions and different accounting standards.

Management Discussion

A continued decline in economic growth and an unstable banking system caused investors to seek safety above all else in 2008 and in early 2009. However, the clouds began to dissipate in the second quarter as federal stimulus money worked its way into the economy, offering hope of restored economic growth. Investors began to rotate out of Treasuries and tentatively put some money to work in riskier parts of the fixed-income markets that were potentially more rewarding.

Natixis Income Diversified Portfolio’s four segments are:

•

Active Dividend Equity Discipline, an indexed portfolio of dividend-paying common stocks based on the Dow Jones Select Dividend Index, tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors;

•	AEW Diversified REIT Discipline, composed of Real Estate Investment Trusts (REITs), managed by AEW Capital Management, a specialist in this income-producing equity field;

•	Loomis Sayles Inflation Protected Securities Discipline, a portfolio of Treasury Inflation-Protected Securities (TIPS), managed by Loomis Sayles; and

•	Loomis Sayles Multi-Sector Bond Discipline, a diversified portfolio of domestic and foreign bonds also managed by Loomis Sayles.

For the six months ended June 30, 2009, the combined return of the fund’s four segments was 8.03%, based on the net asset value of Class A shares and $0.17 in dividends reinvested during the period. The fund’s primary benchmark, Barclays Capital U.S. Aggregate Bond Index returned 1.90% and the return on its secondary benchmark was -2.66%. The fund’s secondary benchmark is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index; 25% Morgan Stanley Capital International U.S. REIT Index; 20% Dow Jones Select Dividend Index; and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 6.84% for the period.

ACTIVE DIVIDEND EQUITY REFLECTED THE BENCHMARK’S CHANGES

This segment is designed to replicate its benchmark, the Dow Jones Select Dividend Index, by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of equity securities that have paid a relatively high dividend yield consistently over time. It includes 100 of the highest dividend-paying securities (other than REITs) in the Dow Jones Total Market Index – a broad-based index that represents the total market for U.S. equity securities.

The Dow Jones Select Dividend Index declined for the six-month period. At the beginning of the year, financials made up 38% of the segment, with 20% in utilities and 14% in industrials. By the end of the period, the most heavily weighted sector was utilities, at 26% of the portfolio, followed by 18% in industrials and 17% in consumer goods. These shifts reflected changes in the underlying index, which removed a number of financial companies that had reduced or eliminated their dividends. Materials, consumer discretionary and consumer staples were the best-performing sectors, while financials, utilities and energy lagged.

There were 22 additions and deletions from the index in the first half of 2009. Most of the deletions occurred when companies failed to meet index requirements regarding dividends. Replacements in the index included utilities, industrials, materials and consumer staples companies. Other additions and deletions occurred during the routine quarterly rebalance of the index in March and June.

1

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion

AEW’S SEGMENT FACED A VOLATILE ENVIRONMENT

Concerns about economic growth, instability in the banking system, struggling credit markets and deteriorating property fundamentals took a heavy toll on real estate securities in the first quarter of 2009. However, REITs rebounded in the second quarter. They were aided by gains in the broader equity market, strength in the financial sector and the positive impact of increased equity financing activity on the part of several public real estate companies. Collectively, these changes improved the financial condition of some REITs and reversed some of the negative sentiment in the REIT sector as a whole. During the period, relatively large positions in the Macerich Co., a regional shopping mall REIT; DuPont Fabros Technology, an office company REIT; and Liberty Property Trust, an industrial REIT, contributed to performance. Detractors from results included office REIT Kilroy Realty Corp., and Kite Realty Group, a shopping center REIT.

In the second half of 2009, we believe REITs are likely to continue to face stiff headwinds. Underlying real estate fundamentals remain challenging, unemployment is high and company earnings may be muted. In addition, REIT pricing will continue to be influenced by conditions in the global financial and credit markets and could be subject to further bouts of volatility. The segment will continue to focus on companies that have the potential to provide the best relative values and risk-adjusted returns.

LOOMIS’ TIPS SEGMENT WAS AIDED BY INFLATION CONCERNS

During the six-month period, the real (inflation-adjusted) and nominal yield curves steepened, as the Federal Reserve Board lowered interest rates and then held them steady in the 0.00% to 0.25% range. As a result, the real yield on ten-year TIPS decreased to 1.77%, and yields on five-year TIPS fell to 1.16%. In this environment, the segment’s essentially full allocation to TIPS rebounded, as commodity prices moved higher and concern about the potential for accelerating inflation increased investor interest in this sector of the bond market. Returns on the segment’s U.S. agency securities also contributed to results, as support from government programs buoyed performance. On the other hand, the segment’s long duration relative to its benchmark, Barclays Capital U.S. TIPS Index, detracted modestly from results. (Duration is a measure of a bond’s price volatility as a result of changes in interest rates.)

LOOMIS’ MULTI-SECTOR BOND SEGMENT BENEFITED FROM REDUCED VOLATILITY

Evidence of a slightly more stable economic environment and improved liquidity sparked a rally in the high-yield market during the period, as investors became less risk-averse. Cash-rich and defensive industrial securities led returns early in the period, followed by lower-quality distressed names. (CCC-rated issues tended to outperform higher-quality issues.) During the six-month period, the segment added investment-grade securities in the industrials sector, as issuers benefited from the unclogging of the credit markets and increased access to capital.

Specifically, the segment benefited from strong security selection in the cyclical, telecommunications and energy areas. Credit card asset-backed securities added to return, as government policy and efforts by banks to bolster their credit card trusts tightened spreads within the sector. The segment’s allocation to convertible bonds was aided by a rebound within that market, complemented by a surge in new issuance. Communications and pharmaceuticals issuers were leaders as convertibles gained attention as funding vehicles.

Selected non-dollar positions were also helpful. Commodity-linked currencies, such as the Australian dollar, Brazilian real and New Zealand dollar, made gains as industrial and material prices revived. Growth expectations in China boosted some Asian currencies, particularly the Indonesian rupiah. The segment maintained a longer-than-benchmark duration concentrated mainly in long-term corporate bonds. However, as yields on long-term Treasuries rose and the yield curve steepened during the period, the segment’s long-term corporate bonds were affected negatively. Although returns were positive, the segment’s relatively minor allocation to commercial mortgage-backed securities detracted from relative performance.

2

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2009

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares5

Average Annual Total Returns — June 30, 20095

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A (Inception 11/17/05)
Net Asset Value[1]	8.03%	-14.77%	-2.67%
With Maximum Sales Charge[2]	3.15	-18.59	-3.89

Class C (Inception 11/17/05)
Net Asset Value[1]	7.50	-15.45	-3.41
With CDSC[3]	6.50	-16.26	-3.41

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	SINCE FUND INCEPTION[4]
Barclays Capital U.S. Aggregate Bond Index	1.90%	6.05%	5.42%
Blended Index	-2.66	-12.93	-1.43
Morningstar Conservative Allocation Fund Avg.	6.84	-9.99	-0.24

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	6/30/2009	12/31/2008
Bonds and Notes	62.4	63.6
Common Stocks	34.3	34.5
Preferred Stocks	0.3	0.2
Short-Term Investments and Other	3.0	1.7

	% of Net Assets as of
LARGEST HOLDINGS	6/30/2009	12/31/2008
Equities
Simon Property Group, Inc.	1.9	1.6
Public Storage, Inc.	1.1	1.2
Equity Residential	1.1	1.3
AvalonBay Communities, Inc.	1.0	0.8
Boston Properties, Inc.	1.0	1.0
Fixed-Income
U.S. Treasury Bond, 3.375%, 4/15/2032	2.8	3.4
New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017	1.6	1.2
Comcast Corp. , 5.650%, 6/15/2035	1.5	2.0
United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	1.4	0.9
European Investment Bank, EMTN, 4.600%, 1/30/2037	1.4	1.3

	% of Net Assets as of
FIVE LARGEST INDUSTRIES	6/30/2009	12/31/2008
Treasuries	15.5	17.9
Retailers	3.6	2.0
Banking	3.3	3.2
REITs-Apartments	3.1	3.1
Wirelines	3.0	4.8

Portfolio holdings and asset allocations will vary.

FUND EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.10%	1.10%
C	1.84	1.84

NOTES TO CHARTS

See page 4 for a description of the indexes.

[1]	Does not include a sales charge.
[2]	Includes the maximum sales charge of 4.50%.
[3]	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
[4]	The since-inception comparative performance figures shown were calculated from 12/1/05.
[5]	Fund performance has been increased by expense reductions and reimbursements, without which performance would have been lower.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 4/30/10.

3

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS:

Blended Index is an unmanaged, blended index comprised of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% Morgan Stanley Capital International U.S. REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices comprising the Blended Index measure, respectively, the performance of investment grade fixed income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that comprise the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of domestic debt issued by the U.S. Government, its agencies, and U.S. corporations.

Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 1-800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

4

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and certain exchange fees, and ongoing costs, including management fees, sales and distribution fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exceptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2009 through June 30, 2009. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

NATIXIS INCOME DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/2009	ENDING ACCOUNT VALUE 6/30/2009	EXPENSES PAID DURING PERIOD* 1/1/2009 – 6/30/2009
Class A
Actual	$1,000.00	$1,080.30	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Class C
Actual	$1,000.00	$1,075.00	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.24% and 1.98% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

5

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Portfolio’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Portfolio’s investment adviser and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolio and the performance of a peer group of funds and the Portfolio’s performance benchmarks, (ii) information on the Portfolio’s advisory and sub-advisory fees and other expenses, including information comparing the Portfolio’s expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Portfolio, (iv) information about the profitability of the Agreements to the Portfolio’s Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and financial condition, (ii) the Portfolio’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Portfolio’s shares and the related costs, (iv) the procedures employed to determine the value of the Portfolio’s assets, (v) the allocation of the Portfolio’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Portfolio’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Portfolio’s investment performance and the fees charged to the Portfolio for advisory and other services. This information generally includes, among other things, an internal performance rating for the Portfolio (and each of its segments for certain information) based on agreed-upon criteria, graphs showing the Portfolio’s performance and fee differentials against the Portfolio’s peer group of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Portfolio against its peer group. The portfolio management team for the Portfolio or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Portfolio is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Portfolio.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June, 2009. The Agreements were continued for a one-year period for the Portfolio. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Portfolio under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Portfolio and the resources dedicated to the Portfolio by the Advisers and their affiliates, including recent or planned investments by certain of the Advisers in additional personnel or other resources, if any. They considered the need for the Advisers to offer competitive compensation in order to attract and retain capable personnel.

The Trustees considered not only the advisory services provided by the Advisers to the Portfolio, but also the monitoring and oversight services provided by Natixis Advisors with respect to the Portfolio. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Portfolio.

6

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Portfolio and the Advisers. As noted above, the Trustees received information about the performance of the Portfolio over various time periods, including information which compared the performance of the Portfolio to the performance of peer groups of funds and the Portfolio’s performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Portfolio using a variety of performance metrics, including metrics which also measured the performance of the Portfolio on a risk adjusted basis.

The Board concluded that the Portfolio’s performance and other relevant factors supported the renewal of the Agreements. Although the Portfolio had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Portfolio’s Agreements. These factors included: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Portfolio’s Advisers that were reasonable and consistent with the Portfolio’s investment objective and policies and (2) that the Portfolio’s relative ranking in its category was to a significant extent a function of being compared with funds that have less exposure to equity securities than the Portfolio.

The Trustees also considered each Adviser’s performance and reputation generally, the funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Portfolio and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Portfolio. The Trustees considered the fees charged to the Portfolio for advisory and sub-advisory services as well as the total expense level of the Portfolio. This information included comparisons (provided both by management and also by an independent third party) of the Portfolio’s advisory fees and total expense level to those of its peer group and information about the advisory fees charged by the Advisers to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds (in particular, multi-managed funds such as the Portfolio) as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Portfolio’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Portfolio. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that the Portfolio currently has an expense cap in place, and they considered the amounts waived or reimbursed by the Advisers under the cap.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Portfolio. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Portfolio, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Portfolio, the expense level of the Portfolio, and whether the Advisers had implemented breakpoints and/or expense caps with respect to the Portfolio.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to the Portfolio were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Portfolio supported the renewal of the Agreements.

7

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Portfolio through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Portfolio has breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Portfolio, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Portfolio supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Portfolio.

•

whether the Portfolio has operated in accordance with its investment objective and the Portfolio’s record of compliance with its investment restrictions, and the compliance programs of the Portfolio and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Portfolio.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Portfolio, and the benefits of research made available to the Advisers by reason of brokerage commissions generated by the Portfolio’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Portfolio’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2010.

8

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 62.4% of Net Assets
	ABS Car Loan — 0.2%
$100,000	ARG Funding Corp., Series 2005-2A, Class A5, 144A, 0.477%, 5/20/2011(b)	$93,507

	ABS Credit Card — 0.7%
100,000	American Express Credit Account Master Trust, Series 2006-2, Class C, 144A, 5.650%, 1/15/2014	92,531
235,000	Citibank Credit Card Issuance Trust, Series 2005-C3, Class C3, 0.729%, 7/15/2014(b)	196,112
100,000	Citibank Credit Card Issuance Trust, Series 2006-C1, Class C1, 0.715%, 2/20/2015(b)	79,644
20,000	MBNA Credit Card Master Note Trust, Series 2006-C3, Class C3, 0.609%, 10/15/2013(b)	18,076

		386,363

	Aerospace & Defense — 0.1%
115,000	Bombardier, Inc., 7.350%, 12/22/2026 (CAD)	75,141

	Airlines — 1.5%
35,000	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 7/02/2019	35,306
808	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 2/02/2011	798
982,237	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	756,323

		792,427

	Automotive — 1.8%
115,000	Cummins, Inc., 7.125%, 3/01/2028	92,079
320,000	Ford Motor Co., 6.625%, 10/01/2028	172,800
65,000	Ford Motor Credit Co. LLC, 5.700%, 1/15/2010	62,735
230,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	175,842
40,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	30,800
480,000	Harley-Davidson Funding Corp., 144A, 6.800%, 6/15/2018	416,457

		950,713

	Banking — 3.3%
325,000	Bank of America Corp., 5.420%, 3/15/2017	269,894
20,000	Capital One Bank, 5.125%, 2/15/2014	19,894
75,000	Citigroup, Inc., 5.000%, 9/15/2014	62,874
145,000	Citigroup, Inc., 5.500%, 2/15/2017	118,149
15,000	Citigroup, Inc., 5.850%, 12/11/2034	11,649
20,000	Citigroup, Inc., 5.875%, 5/29/2037	15,628
437,254	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	324,748
3,339,258,780	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012 (IDR)	221,243
200,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	154,471

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$275,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	$254,528
115,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	101,805
49,000	Wachovia Bank NA, 5.500%, 8/01/2035	37,765
135,000	Wachovia Corp., 6.600%, 1/15/2038	131,600

		1,724,248

	Building Materials — 1.1%
170,000	Masco Corp., 5.850%, 3/15/2017	135,796
85,000	Owens Corning, Inc., 6.500%, 12/01/2016	74,508
525,000	USG Corp., 6.300%, 11/15/2016	388,500

		598,804

	Chemicals — 0.3%
45,000	Borden, Inc., 7.875%, 2/15/2023	12,600
10,000	Borden, Inc., 8.375%, 4/15/2016	2,800
25,000	Borden, Inc., 9.200%, 3/15/2021	7,000
200,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	108,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	42,334

		172,734

	Commercial Mortgage-Backed Securities — 1.6%
75,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.816%, 12/10/2049(b)	59,607
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	181,965
250,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.917%, 7/10/2038(b)	205,071
100,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	80,404
25,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	19,928
115,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.748%, 2/12/2049(b)	86,957
115,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	87,968
125,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	95,471

		817,371

	Construction Machinery — 0.8%
80,000	Joy Global, Inc., 6.000%, 11/15/2016	74,539

See accompanying notes to financial statements.

9

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — continued
$400,000	Joy Global, Inc., 6.625%, 11/15/2036	$322,174

		396,713

	Consumer Products — 0.0%
20,000	Hasbro, Inc., Senior Debenture, 6.600%, 7/15/2028	16,398

	Electric — 0.1%
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	9,650
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	67,646

		77,296

	Entertainment — 0.8%
425,000	Time Warner, Inc., 6.625%, 5/15/2029	384,306
35,000	Time Warner, Inc., 6.950%, 1/15/2028	32,879

		417,185

	Government Guaranteed — 0.3%
170,000	Morgan Stanley, 1.950%, 6/20/2012	169,653

	Government Owned — No Guarantee — 0.4%
320,000	DP World Ltd., 144A, 6.850%, 7/02/2037	212,800

	Healthcare — 2.6%
610,000	HCA, Inc., 6.500%, 2/15/2016	492,575
25,000	HCA, Inc., 7.050%, 12/01/2027	15,226
5,000	HCA, Inc., 7.500%, 12/15/2023	3,257
460,000	HCA, Inc., 7.500%, 11/06/2033	262,200
310,000	HCA, Inc., 7.690%, 6/15/2025	190,373
20,000	HCA, Inc., 8.360%, 4/15/2024	13,204
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	83,123
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	17,834
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	301,881

		1,379,673

	Home Construction — 1.8%
175,000	Centex Corp., 5.250%, 6/15/2015	150,938
50,000	D.R. Horton, Inc., 5.250%, 2/15/2015	41,500
25,000	D.R. Horton, Inc., 5.625%, 9/15/2014(d)	21,375
30,000	D.R. Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	24,600
20,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	9,800

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$125,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015	$106,875
105,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	90,300
140,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	110,250
10,000	Pulte Homes, Inc., 5.200%, 2/15/2015	8,350
80,000	Pulte Homes, Inc., 6.000%, 2/15/2035	52,000
470,000	Pulte Homes, Inc., 6.375%, 5/15/2033	310,200
25,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	22,134

		948,322

	Independent Energy — 0.6%
195,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	152,556
50,000	Talisman Energy, Inc., 5.850%, 2/01/2037	42,677
120,000	Talisman Energy, Inc., 6.250%, 2/01/2038	108,081

		303,314

	Local Authorities — 0.8%
375,000	Province of Ontario Canada, 4.200%, 3/08/2018 (CAD)	325,396
140,000	Province of Quebec Canada, 6.750%, 11/09/2015 (NZD)	87,838

		413,234

	Lodging — 0.0%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	23,450

	Media Cable — 1.5%
890,000	Comcast Corp., 5.650%, 6/15/2035	815,130

	Media Non-Cable — 1.0%
80,000	Intelsat Corp., 6.875%, 1/15/2028	58,400
520,000	News America, Inc., 6.200%, 12/15/2034	443,922

		502,322

	Metals & Mining — 0.5%
310,000	Newmont Mining Corp., 5.875%, 4/01/2035	289,466

	Municipal — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034(c)	33,316

	Non-Captive Consumer — 1.5%
555,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	300,523
85,000	SLM Corp., MTN, 5.050%, 11/14/2014	65,764
70,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	56,620
90,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	67,500

See accompanying notes to financial statements.

10

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — continued
$25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	$16,584
10,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	8,037
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	51,330
165,000	SLM Corp., Series A, MTN, 6.500%, 6/15/2010 (NZD)(c)(e)	97,343
125,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	106,936

		770,637

	Non-Captive Diversified — 2.5%
25,000	CIT Group, Inc., 4.750%, 12/15/2010	19,625
2,000	CIT Group, Inc., 5.400%, 2/13/2012	1,365
10,000	CIT Group, Inc., 5.800%, 10/01/2036	5,550
2,000	CIT Group, Inc., 5.850%, 9/15/2016	1,129
22,000	CIT Group, Inc., 144A, 12.000%, 12/18/2018	10,670
3,000	CIT Group, Inc., GMTN, 5.000%, 2/13/2014	1,782
3,000	CIT Group, Inc., GMTN, 5.000%, 2/01/2015	1,767
15,000	General Electric Capital Corp., Series A, MTN 7.625%, 12/10/2014 (NZD)	9,063
900,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012 (SGD)	533,053
800,000	General Electric Capital Corp., Series A, MTN, 3.485%, 3/08/2012 (SGD)	484,855
120,000	GMAC LLC, 144A, 6.625%, 5/15/2012	100,200
138,000	GMAC LLC, 144A, 6.750%, 12/01/2014	108,330
64,000	GMAC LLC, 144A, 8.000%, 11/01/2031	44,800

		1,322,189

	Paper — 1.6%
5,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	3,738
25,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	19,375
385,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	301,263
400,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	340,000
95,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	82,175
60,000	International Paper Co., 7.950%, 6/15/2018	57,884
20,000	Westvaco Corp., 8.200%, 1/15/2030	17,668
10,000	Weyerhaeuser Co., 6.875%, 12/15/2033	6,814

		828,917

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — 0.4%
$255,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	$235,875

	Pipelines — 0.4%
75,000	DCP Midstream LP, 144A, 6.450%, 11/03/2036	59,996
100,000	Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035	84,418
45,000	ONEOK Partners LP, 6.650%, 10/01/2036	41,491

		185,905

	Property & Casualty Insurance — 0.8%
15,000	OneBeacon US Holdings, Inc., 5.875%, 5/15/2013	14,130
505,000	White Mountains RE Group, 144A, 6.375%, 3/20/2017(d)	396,182

		410,312

	Railroads — 0.8%
55,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	45,018
445,000	CSX Corp., MTN, 6.000%, 10/01/2036(d)	403,096

		448,114

	Retailers — 3.6%
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	224,000
205,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	99,425
326,000	Home Depot, Inc., 5.875%, 12/16/2036	287,618
715,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	529,184
10,000	Macy’s Retail Holdings, Inc., 5.900%, 12/01/2016	8,147
30,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	20,395
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	69,276
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	157,903
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	518,375
5,000	Toys R Us, Inc., 7.875%, 4/15/2013	4,175

		1,918,498

	Sovereigns — 2.3%
235,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010 (AUD)	197,580
1,060,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017 (AUD)	820,716
400,000	Republic of Brazil, 12.500%, 1/05/2016 (BRL)	226,588

		1,244,884

	Supermarket — 0.4%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	233,600

See accompanying notes to financial statements.

11

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Supranational — 2.0%
$921,000,000	European Investment Bank, EMTN, 144A, Zero Coupon, 4/24/2013 (IDR)	$58,874
1,000,000	European Investment Bank, EMTN, 144A, 4.600%, 1/30/2037 (CAD)	755,440
38,500,000	International Bank for Reconstruction & Development, 9.500%, 5/27/2010 (ISK)	227,304

		1,041,618

	Technology — 3.0%
10,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	8,500
920,000	Alcatel-Lucent USA, Inc. 6.450%, 3/15/2029	522,100
390,000	Alcatel-Lucent USA, Inc. 6.500%, 1/15/2028	218,400
340,000	Avnet, Inc., 6.000%, 9/01/2015(d)	312,655
115,000	BMC Software, Inc., 7.250%, 6/01/2018(c)(d)	117,098
15,000	Intel Corp, 2.950%, 12/15/2035	12,600
120,000	KLA-Tencor Corp., 6.900%, 5/01/2018	107,889
15,000	Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	12,375
75,000	Motorola, Inc., 5.220%, 10/01/2097	33,412
125,000	Motorola, Inc., 6.500%, 11/15/2028	85,000
135,000	Motorola, Inc., 6.625%, 11/15/2037	91,800
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(f)	12,500
25,000	Nortel Networks Ltd., 6.875%, 9/01/2023(f)	3,188
140,000	Nortel Networks Ltd., 10.125%, 7/15/2013(f)	47,600

		1,585,117

	Transportation Services — 0.4%
30,000	Erac USA Finance Co., 144A, 6.375%, 10/15/2017	27,087
10,000	Erac USA Finance Co., 144A, 6.700%, 6/01/2034	7,503
210,000	Erac USA Finance Co., 144A, 7.000%, 10/15/2037	167,010

		201,600

	Treasuries — 15.5%
140,000	Canadian Government, 4.500%, 6/01/2015 (CAD)	132,027
220,000	New Zealand Government Bond, 6.000%, 12/15/2017 (NZD)	142,406
504,916	U.S. Treasury Bond, 2.000%, 1/15/2026(g)	494,344
765,599	U.S. Treasury Bonds , 2.375%, with various maturities from 2025 to 2027(g)(h)	789,706
1,171,219	U.S. Treasury Bond, 3.375%, 4/15/2032(g)	1,469,880

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
$465,216	U.S. Treasury Note, 2.375%, 1/15/2017(g)	$485,425
601,812	U.S. Treasury Note, 2.500%, 7/15/2016(g)	631,715
462,956	U.S. Treasury Note, 2.625%, 7/15/2017(g)	493,337
231,249	U.S. Treasury Note, 3.000%, 7/15/2012(g)	244,979
1,061,703	U.S. Treasury Notes, 1.625%, with various maturities from 2015 to 2018(g)(h)	1,055,047
914,117	U.S. Treasury Notes, 1.875%, with various maturities from 2013 to 2015(g)(h)	929,571
1,306,656	U.S. Treasury Notes, 2.000%, with various maturities from 2014 to 2016(g)(h)	1,334,575

		8,203,012

	Wireless — 2.3%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036 (MXN)	221,818
75,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	59,812
55,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	45,513
500,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	393,750
580,000	Sprint Capital Corp., 6.875%, 11/15/2028	411,800
109,000	Sprint Nextel Corp., 6.000%, 12/01/2016	89,107

		1,221,800

	Wirelines — 3.0%
40,000	CenturyTel, Inc., Series G 6.875%, 1/15/2028	33,400
300,000	Embarq Corp., 7.995%, 6/01/2036	263,812
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	191,813
100,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	94,000
135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	102,600
70,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	57,400
215,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	165,550
255,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028	173,400
15,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	11,475
140,000	Qwest Corp., 6.875%, 9/15/2033	102,200
315,000	Qwest Corp., 7.250%, 10/15/2035	228,375
59,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	49,832
122,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	108,428

		1,582,285

	Total Bonds and Notes (Identified Cost $37,648,789)	33,043,943

See accompanying notes to financial statements.

12

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 34.3%
	Aerospace & Defense — 0.5%
1,865	General Dynamics Corp.	$103,302
2,391	Honeywell International, Inc.	75,077
2,008	Northrop Grumman Corp.	91,726

		270,105

	Beverages — 0.2%
1,967	Coca-Cola Co. (The)	94,396

	Biotechnology — 0.0%
1,695	EPIX Pharmaceuticals, Inc.(c)(e)(i)(k)	186
5	EPIX Pharmaceuticals, Inc., Contingent Value Rights(i)	—

		186

	Building Products — 0.1%
6,102	Masco Corp.	58,457

	Chemicals — 1.1%
5,296	Dow Chemical Co. (The)	85,478
3,793	Eastman Chemical Co.	143,755
2,079	International Flavors & Fragrances, Inc.	68,025
3,076	PPG Industries, Inc.	135,036
3,967	RPM International, Inc.	55,697
2,125	Sensient Technologies Corp.	47,961
1,914	Valspar Corp.	43,122

		579,074

	Commercial Banks — 1.1%
2,893	BancorpSouth, Inc.	59,393
2,773	Bank of Hawaii Corp.	99,357
4,246	BB&T Corp.	93,327
5,641	F.N.B. Corp.	34,918
1,804	First Bancorp	7,126
3,808	FirstMerit Corp.	64,660
3,200	Trustmark Corp.	61,824
2,431	United Bankshares, Inc.	47,502
3,260	Valley National Bancorp	38,142
4,019	Wilmington Trust Corp.	54,899

		561,148

	Commercial Services & Supplies — 0.8%
3,382	Avery Dennison Corp.	86,850
5,874	Deluxe Corp.	75,246
3,709	Pitney Bowes, Inc.	81,338
5,438	R. R. Donnelley & Sons Co.	63,190
2,345	Republic Services, Inc.	57,241
2,318	Waste Management, Inc.	65,275

		429,140

	Containers & Packaging — 0.1%
2,867	Sonoco Products Co.	68,665

	Distributors — 0.1%
2,491	Genuine Parts Co.	83,598

	Diversified Telecommunication Services — 0.2%
3,520	AT&T, Inc.	87,437

	Electric Utilities — 1.9%
3,363	American Electric Power Co., Inc.	97,157
2,207	Cleco Corp.	49,481
3,298	DPL, Inc.	76,415
2,360	Edison International	74,245
2,314	Entergy Corp.	179,381
2,473	FirstEnergy Corp.	95,829
2,214	FPL Group, Inc.	125,888

Shares	Description	Value (†)

	Electric Utilities — continued
2,270	Northeast Utilities	$50,644
4,349	Pinnacle West Capital Corp.	131,122
2,758	PPL Corp.	90,904
2,258	Unisource Energy Corp.	59,927

		1,030,993

	Electrical Equipment — 0.3%
2,454	Emerson Electric Co.	79,510
2,955	Hubbell, Inc., Class B	94,737

		174,247

	Energy Equipment & Services — 0.1%
3,645	Patterson-UTI Energy, Inc.	46,875

	Food & Staples Retailing — 0.1%
2,249	Sysco Corp.	50,557

	Food Products — 0.4%
1,747	General Mills, Inc.	97,867
2,736	Kraft Foods, Inc., Class A	69,330
3,023	Sara Lee Corp.	29,505

		196,702

	Gas Utilities — 0.8%
3,589	AGL Resources, Inc.	114,130
2,235	New Jersey Resources Corp.	82,785
3,321	Nicor, Inc.	114,973
3,535	Oneok, Inc.	104,247

		416,135

	Hotels, Restaurants & Leisure — 0.4%
2,446	Darden Restaurants, Inc.	80,669
6,200	Starwood Hotels & Resorts Worldwide, Inc.	137,640

		218,309

	Household Durables — 0.3%
375	KB Home	5,130
4,404	Leggett & Platt, Inc.	67,073
3,031	Tupperware Brands Corp.	78,867

		151,070

	Household Products — 0.5%
2,195	Clorox Co. (The)	122,547
2,786	Kimberly-Clark Corp.	146,070

		268,617

	Industrial Conglomerates — 0.1%
4,599	General Electric Co.	53,900

	Insurance — 0.8%
3,837	Allstate Corp. (The)	93,623
3,512	Arthur J. Gallagher & Co.	74,946
3,428	Cincinnati Financial Corp.	76,616
3,364	Mercury General Corp.	112,458
4,293	Zenith National Insurance Corp.	93,330

		450,973

	Leisure Equipment & Products — 0.1%
3,297	Mattel, Inc.	52,917

	Machinery — 0.7%
4,083	Briggs & Stratton Corp.	54,467
1,735	Caterpillar, Inc.	57,325
2,748	Eaton Corp.	122,588
1,736	Joy Global, Inc.	62,010
2,914	Timken Co. (The)	49,771

See accompanying notes to financial statements.

13

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

	Machinery — continued
1,899	Trinity Industries, Inc.	$25,864

		372,025

	Media — 0.1%
2,229	McGraw-Hill Cos., Inc. (The)	67,115

	Metals & Mining — 0.1%
2,578	Commercial Metals Co.	41,325
2,348	Steel Dynamics, Inc.	34,586

		75,911

	Multi Utilities — 1.4%
2,909	Alliant Energy Corp.	76,012
3,422	Black Hills Corp.	78,672
3,677	Centerpoint Energy, Inc.	40,741
3,809	DTE Energy Co.	121,888
5,116	NiSource, Inc.	59,653
3,542	OGE Energy Corp.	100,310
3,251	SCANA Corp.	105,560
1,861	Sempra Energy	92,361
4,225	TECO Energy, Inc.	50,404

		725,601

	Oil, Gas & Consumable Fuels — 0.4%
2,023	Chevron Corp.	134,024
2,631	Sunoco, Inc.	61,039

		195,063

	Paper & Forest Products — 0.2%
5,217	MeadWestvaco Corp.	85,611

	Personal Products — 0.1%
2,492	Avon Products, Inc.	64,244

	Pharmaceuticals — 0.7%
3,655	Bristol-Myers Squibb Co.	74,233
3,239	Eli Lilly & Co.	112,199
3,533	Merck & Co., Inc.	98,783
4,888	Pfizer, Inc.	73,320

		358,535

	REITs — Apartments — 3.1%
9,601	AvalonBay Communities, Inc.	537,080
14,500	Camden Property Trust	400,200
25,700	Equity Residential	571,311
2,500	Essex Property Trust, Inc.	155,575

		1,664,166

	REITs — Diversified — 1.3%
19,000	BioMed Realty Trust, Inc.	194,370
10,829	Vornado Realty Trust	487,630

		682,000

	REITs — Healthcare — 2.3%
17,400	HCP, Inc.	368,706
17,500	Nationwide Health Properties, Inc.	450,450
23,600	Omega Healthcare Investors, Inc.	366,272
1,300	Ventas, Inc.	38,818

		1,224,246

	REITs — Hotels — 0.8%
47,000	Host Hotels & Resorts, Inc.	394,330

	REITs — Industrial — 2.0%
13,200	AMB Property Corp.	248,292
61,400	DCT Industrial Trust, Inc.	250,512

Shares	Description	Value (†)

	REITs — Industrial — continued
12,400	First Potomac Realty Trust	$120,900
19,200	Liberty Property Trust	442,368

		1,062,072

	REITs — Manufactured Homes — 0.0%
600	Equity Lifestyle Properties, Inc.	22,308

	REITs — Office — 2.6%
10,800	Boston Properties, Inc.	515,160
10,300	Brandywine Realty Trust	76,735
5,700	Digital Realty Trust, Inc.	204,345
15,300	Dupont Fabros Technology, Inc.	144,126
24,500	HRPT Properties Trust	99,470
13,500	Kilroy Realty Corp.	277,290
2,800	Mack-Cali Realty Corp.	63,840

		1,380,966

	REITs — Regional Malls — 2.6%
18,026	Macerich Co. (The)	317,438
19,122	Simon Property Group, Inc.	983,444
2,700	Taubman Centers, Inc.	72,522

		1,373,404

	REITs — Shopping Centers — 2.1%
7,600	Federal Realty Investment Trust	391,552
18,000	Kimco Realty Corp.	180,900
39,500	Kite Realty Group Trust	115,340
11,800	Regency Centers Corp.	411,938

		1,099,730

	REITs — Storage — 1.7%
35,800	Extra Space Storage, Inc.	298,930
9,100	Public Storage, Inc.	595,868

		894,798

	REITs — Triple Net Lease — 0.7%
4,800	Entertainment Properties Trust	98,880
9,300	National Retail Properties, Inc.	161,355
4,400	Realty Income Corp.	96,448

		356,683

	Specialty Retail — 0.1%
2,475	Home Depot, Inc.	58,484

	Textiles, Apparel & Luxury Goods — 0.3%
2,612	VF Corp.	144,574

	Thrifts & Mortgage Finance — 0.3%
4,091	Astoria Financial Corp.	35,101
7,500	Federal Home Loan Mortgage Corp.(i)(j)	4,650
2,441	First Niagara Financial Group, Inc.	27,876
5,738	New York Community Bancorp, Inc.	61,339
2,269	People’s United Financial, Inc.	34,126

		163,092

	Tobacco — 0.4%
5,239	Altria Group, Inc.	85,867
3,492	Universal Corp.	115,620

		201,487

	Trading Companies & Distributors — 0.3%
3,140	Watsco, Inc.	153,640

	Total Common Stocks (Identified Cost $31,262,624)	18,163,586

See accompanying notes to financial statements.

14

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Shares	Description	Value (†)

Preferred Stocks — 0.3%
	Capital Markets — 0.0%
625	Newell Financial Trust I, 5.250%	$16,524

	Diversified Financial Services — 0.1%
129	Preferred Blocker, Inc., 7.000%, 144A	55,478

	Thrifts & Mortgage Finance — 0.2%
4,125	Countrywide Capital IV, 6.750%	67,856
2,800	Federal Home Loan Mortgage Corp., 5.570%(i)(j)	2,408
1,200	Federal Home Loan Mortgage Corp., 5.660%(i)(j)	1,116
400	Federal Home Loan Mortgage Corp., 5.700%(i)(j)	540
750	Federal Home Loan Mortgage Corp., 5.790%(i)(j)	937
300	Federal Home Loan Mortgage Corp., 5.810%(i)(j)	510
600	Federal Home Loan Mortgage Corp., 5.900%(i)(j)	540
250	Federal Home Loan Mortgage Corp., 6.420%(i)(j)	400
975	Federal Home Loan Mortgage Corp., 6.550%(i)(j)	800
10,925	Federal Home Loan Mortgage Corp., (fixed rate to 12/31/2012, variable rate thereafter), 8.375(i)(j)	13,328
550	Federal National Mortgage Association, 4.750%(i)(j)	836
150	Federal National Mortgage Association, 5.810%(i)(j)	230
250	Federal National Mortgage Association, 6.750%%(i)(j)	300
10,000	Federal National Mortgage Association, (fixed rate to 12/13/2010, variable rate thereafter), 8.250%(i)(j)	13,400

		103,201

	Total Preferred Stocks (Identified Cost $703,258)	175,203

Principal Amount (‡)
Short-Term Investments — 1.1%
$550,000	Federal Home Loan Bank Discount Notes, 0.010%, 7/01/2009 (Identified Cost $550,000)	550,000

	Total Investments — 98.1% (Identified Cost $70,164,671)(a)	51,932,732
	Other assets less liabilities—1.9%	1,018,290

	Net Assets — 100.0%	$52,951,022

(†)	See Note 2a of Notes to Financial Statements.
(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Portfolio’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales and return of capital included in dividends received from the Portfolio’s investments in REITS. Amortization of premium on debt securities is excluded for tax purposes.):

At June 30, 2009 the net depreciation on investments based on a cost of $70,101,197 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$968,390
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,136,855)

	Net unrealized depreciation	$(18,168,465)

(b)	Variable rate security. Rate as of June 30, 2009 is disclosed.
(c)	Illiquid security. At June 30, 2009, the value of these securities amounted to $549,824 or 1.0% of net assets.

(d)	All or a portion of this security is held as collateral for open forward foreign contracts.
(e)	Fair valued security by the Portfolio’s Investment Adviser. At June 30, 2009 the value of these securities amounted to $97,529 or 0.2% of net assets.
(f)	Non-income producing due to bankruptcy filing.
(g)	Treasury Inflation Protected Security (TIPS).
(h)	All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(i)	Non-income producing security.
(j)	Future dividend payments have been eliminated as the issuer has been placed in conservatorship.
(k)	Security subject to restrictions on resale. This security was acquired on May 8, 2009 at a cost of $2,689. At June 30, 2009, the value of this security amounted to $186 or 0.0% of net assets.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the value of these securities amounted to $3,152,856 or 6.0% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar

At June 30, 2009, the Portfolio had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Buy[1]	7/29/2009	Japanese Yen	69,850,000	$725,293	$(4,081)
Sell[1]	7/29/2009	Japanese Yen	69,850,000	725,293	(15,201)
Sell[2]	7/29/2009	Singapore Dollar	1,410,000	973,204	(37,260)

Total					$(56,542)

[1]	Counterparty is JP Morgan Chase.
[2]	Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

15

NATIXIS INCOME DIVERSIFIED PORTFOLIO — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2009 (Unaudited)

Net Asset Summary at June 30, 2009 (Unaudited)

Treasuries	15.5%
Retailers	3.6
Banking	3.3
REITs — Apartments	3.1
Wirelines	3.0
Technology	3.0
REITs — Office	2.6
Healthcare	2.6
REITs — Regional Malls	2.6
Non-Captive Diversified	2.5
Sovereigns	2.3
REITs — Healthcare	2.3
Wireless	2.3
REITs — Shopping Centers	2.1
REITs — Industrial	2.0
Supranational	2.0
Other Investments, less then 2% each	42.2
Short-Term Investments	1.1

Total Investments	98.1
Other assets less liabilities (including open Forward Foreign Currency Contracts)	1.9

Net Assets	100.0%

See accompanying notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS

Investments at cost	$70,164,671
Net unrealized depreciation	(18,231,939)

Investments at value	51,932,732
Foreign currency at value (identified cost $53,604)	46,227
Receivable for Fund shares sold	45,995
Receivable for securities sold	695,942
Dividends and interest receivable	592,051

TOTAL ASSETS	53,312,947

LIABILITIES
Payable for securities purchased	38,595
Payable for Fund shares redeemed	84,316
Unrealized depreciation on forward foreign currency contracts (Note 2)	56,542
Payable to custodian bank	82,736
Management fees payable (Note 6)	24,241
Deferred Trustees’ fees (Note 6)	23,678
Administrative fees payable (Note 6)	2,499
Other accounts payable and accrued expenses	49,318

TOTAL LIABILITIES	361,925

NET ASSETS	$52,951,022

NET ASSETS CONSIST OF:
Paid-in capital	$91,939,709
Undistributed net investment income	206,060
Accumulated net realized loss on investments and foreign currency transactions	(20,901,452)
Net unrealized depreciation on investments and foreign currency translations	(18,293,295)

NET ASSETS	$52,951,022

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$28,635,822

Shares of beneficial interest	3,779,496

Net asset value and redemption price per share	$7.58

Offering price per share (100/95.50 of net asset value) (Note 1)	$7.94

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$24,315,200

Shares of beneficial interest	3,216,335

Net asset value and offering price per share	$7.56

See accompanying notes to financial statements.

17

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME

Dividends	$560,252
Interest	1,215,771
Less net foreign taxes withheld	(627)

1,775,396

Expenses
Management fees (Note 6)	147,414
Service fees - Class A (Note 6)	35,266
Service and distribution fees - Class C (Note 6)	126,961
Trustees’ fees and expenses (Note 6)	5,505
Administrative fees (Note 6)	13,760
Custodian fees and expenses	17,239
Transfer agent fees and expenses - Class A (Note 6)	12,666
Transfer agent fees and expenses - Class C (Note 6)	11,419
Audit and tax services fees	23,029
Legal fees	966
Shareholder reporting expenses	13,770
Registration fees	15,332
Miscellaneous expenses	3,443

Total expenses	426,770
Less fee reduction and/or expense reimbursement (Note 6)	(489)

Net expenses	426,281

Net investment income	1,349,115

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investments	(10,796,766)
Foreign currency transactions	(7,497)
Net change in unrealized appreciation (depreciation) on:
Investments	12,884,640
Foreign currency translations	(39,805)

Net realized and unrealized gain on investments and foreign currency transactions	2,040,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,389,687

See accompanying notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008

FROM OPERATIONS:
Net investment income	$1,349,115	$4,474,064
Net realized loss on investments and foreign currency transactions	(10,804,263)	(9,441,665)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	12,844,835	(20,096,284)

Net increase (decrease) in net assets resulting from operations	3,389,687	(25,063,885)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(677,580)	(2,440,912)
Class C	(509,342)	(2,311,936)
Net realized capital gain
Class A	—	(481,930)
Class C	—	(559,123)

Total distributions	(1,186,922)	(5,793,901)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(11,296,940)	(32,008,958)

Net decrease in net assets	(9,094,175)	(62,866,744)
NET ASSETS
Beginning of the period	62,045,197	124,911,941

End of the period	$52,951,022	$62,045,197

UNDISTRIBUTED NET INVESTMENT INCOME	$206,060	$43,867

See accompanying notes to financial statements.

19

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20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) From Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

Class A
6/30/2009(f)	$7.18	$0.19	$0.38	$0.57	$(0.17)	$—	$(0.17)
12/31/2008	10.26	0.47	(2.96)	(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41	(0.71)	(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29	1.12	1.41	(0.32)	(0.01)	(0.33)
12/31/2005(h)	10.00	0.04	0.08	0.12	(0.05)	—	(0.05)
Class C
6/30/2009(f)	7.17	0.16	0.37	0.53	(0.14)	—	(0.14)
12/31/2008	10.24	0.40	(2.95)	(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33	(0.70)	(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22	1.09	1.31	(0.25)	(0.01)	(0.26)
12/31/2005(h)	10.00	0.04	0.07	0.11	(0.04)	—	(0.04)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been reduced during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to reimburse a portion of the Portfolio’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

21

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%)(b)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (loss) (%)(e)	Portfolio turnover rate (%)

$7.58	8.03	$28,636	1.24		1.24		5.42	12
7.18	(25.26)	31,709	1.09		1.10		5.10	23
10.26	(2.80)	54,733	1.08	(g)	1.09	(g)	3.76	50
11.15	14.24	37,117	1.25		1.30		2.72	52
10.07	1.15	5,074	1.25		9.57		3.61	2

7.56	7.50	24,315	1.98		1.99		4.60	12
7.17	(25.78)	30,336	1.84		1.84		4.30	23
10.24	(3.52)	70,179	1.83	(g)	1.84	(g)	3.00	50
11.12	13.33	49,027	2.00		2.05		2.02	52
10.07	1.11	39	2.00		10.31		3.25	2

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended June 30, 2009 (Unaudited).
(g)	Includes expense recapture of 0.01%.
(h)	For the period November 17, 2005 (inception) through December 31, 2005.

22

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (Unaudited)

1.  Organization.  Natixis Funds Trust I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to Natixis Income Diversified Portfolio (the “Portfolio”); the financial statements for the other funds of the Trust are presented in separate reports.

The Portfolio offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through August 26, 2009, the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Portfolio by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Portfolio may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio’s subadvisers using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Portfolio may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Portfolio is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned. The amount by which negative principal adjustments exceed interest income earned is recorded as an increase to the cost basis of the security. Additionally, the amount by which negative principal adjustments exceed positive principal adjustments on a cumulative basis is recorded as an increase to the cost basis of the security. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Portfolio’s investments in real estate investment trusts (“REITs”) are reported to the Portfolio after the end of the fiscal year; accordingly, the Portfolio estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Portfolio after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

23

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

c.  Foreign Currency Translation.  The books and records of the Portfolio are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Portfolio may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

The Portfolio may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  The Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Portfolio’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Portfolio’s Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Portfolio has committed to buy or sell represents the aggregate exposure to each currency the Portfolio has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e.  Federal and Foreign Income Taxes.  The Trust treats the Portfolio as a separate entity for federal income tax purposes. The Portfolio intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Management has performed an analysis of the Portfolio’s tax positions for the open tax years as of June 30, 2009 and has concluded that no provisions for income tax are required. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Portfolio. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Portfolio may be subject to foreign taxes on income and gains on investments that are accrued based upon the Portfolio’s understanding of the tax rules and regulations that exist in the countries in which the Portfolio invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as Treasury Inflation Protected Securities (TIPs) adjustments, distribution redesignations, capital gain and return of capital distributions from REITs, foreign currency gains and losses, defaulted bond interest and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, securities lending collateral gain/loss adjustments, defaulted bond interest and premium amortization. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2008 was as follows:

2008 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$4,776,531	$1,017,370	$5,793,901

24

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Differences between these amounts and those reported in the Statement of Changes in Net Assets, if any, are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2008, the capital loss carryforward and post-October losses were as follows:

Capital loss carryforward:
Expires December 31, 2016	$(6,802,865)

Deferred net capital losses (post-October 2008)	$(2,921,447)

g.  Repurchase Agreements.  It is the Portfolio’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Portfolio has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Portfolio, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Portfolio may bear the risk of loss with respect to the investment of the collateral. The Portfolio invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Portfolio and State Street Bank as lending agent.

As of June 30, 2009, there were no securities on loan.

i.  Delayed Delivery Commitments.  Certain transactions, such as forward transactions, or purchases of when-issued or delayed delivery instruments may have a similar effect on a Portfolio’s net asset value as if the Portfolio had created a degree of leverage in its portfolio. The price of the underlying instruments and the date when they will be paid for are fixed at the time the transaction is negotiated. If a Portfolio enters into such a transaction, collateral consisting of liquid securities or cash and cash equivalents will be maintained in an amount at least equal to the commitment with the custodian and/or broker. Losses may arise due to changes in the market value of the underlying instruments or if the counterparty does not perform under the contract.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with standards established by the Financial Accounting Standards Board, the Portfolio has categorized the inputs utilized in determining the value of its investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments;

•

Level 2 — prices determined using other significant observable inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar investments, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an investment (unobservable inputs reflect the Portfolio’s own assumptions in determining the fair value of investments and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

The following is a summary of the inputs used to value the Portfolio’s investments as of June 30, 2009:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Bonds and Notes
ABS Car Loan	$—	$93,507	$—	$93,507
ABS Credit Card	—	293,832	92,531	386,363
Aerospace & Defense	—	75,141	—	75,141
Airlines	—	757,121	35,306	792,427
Automotive	—	950,713	—	950,713
Banking	—	1,686,483	37,765	1,724,248
Building Materials	—	598,804	—	598,804
Chemicals	—	150,334	22,400	172,734
Commercial Mortgage-Backed Securities	—	817,371	—	817,371
Construction Machinery	—	396,713	—	396,713
Consumer Products	—	16,398	—	16,398
Electric	—	67,646	9,650	77,296
Entertainment	—	417,185	—	417,185
Government Guaranteed	—	169,653	—	169,653
Government Owned - No Guarantee	—	212,800	—	212,800
Healthcare	—	1,379,673	—	1,379,673
Home Construction	—	948,322	—	948,322
Independent Energy	—	303,314	—	303,314
Local Authorities	—	413,234	—	413,234
Lodging	—	23,450	—	23,450
Media Cable	—	815,130	—	815,130
Media Non-Cable	—	502,322	—	502,322
Metals & Mining	—	289,466	—	289,466
Municipal	—	33,316	—	33,316
Non-Captive Consumer	—	554,464	216,173	770,637
Non-Captive Diversified	—	286,696	1,035,493	1,322,189
Paper	—	828,917	—	828,917
Pharmaceuticals	—	235,875	—	235,875
Pipelines	—	185,905	—	185,905
Property & Casualty Insurance	—	14,130	396,182	410,312
Railroads	—	448,114	—	448,114
Retailers	—	1,918,498	—	1,918,498
Sovereigns	—	1,244,884	—	1,244,884
Supermarket	—	233,600	—	233,600
Supranational	—	982,744	58,874	1,041,618
Technology	—	1,569,429	15,688	1,585,117
Transportation Services	—	201,600	—	201,600
Treasuries	—	8,203,012	—	8,203,012
Wireless	—	1,221,800	—	1,221,800
Wirelines	—	1,582,285	—	1,582,285

Total Bonds and Notes	—	31,123,881	1,920,062	33,043,943

26

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Asset Valuation Inputs (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Common Stocks
Aerospace & Defense	$270,105	$—	$—	$270,105
Beverages	94,396	—	—	94,396
Biotechnology	—	—	186	186
Building Products	58,457	—	—	58,457
Chemicals	579,074	—	—	579,074
Commercial Banks	561,148	—	—	561,148
Commercial Services & Supplies	429,140	—	—	429,140
Containers & Packaging	68,665	—	—	68,665
Distributors	83,598	—	—	83,598
Diversified Telecommunication Services	87,437	—	—	87,437
Electric Utilities	1,030,993	—	—	1,030,993
Electrical Equipment	174,247	—	—	174,247
Energy Equipment & Services	46,875	—	—	46,875
Food & Staples Retailing	50,557	—	—	50,557
Food Products	196,702	—	—	196,702
Gas Utilities	416,135	—	—	416,135
Hotels, Restaurants & Leisure	218,309	—	—	218,309
Household Durables	151,070	—	—	151,070
Household Products	268,617	—	—	268,617
Industrial Conglomerates	53,900	—	—	53,900
Insurance	450,973	—	—	450,973
Leisure Equipment & Products	52,917	—	—	52,917
Machinery	372,025	—	—	372,025
Media	67,115	—	—	67,115
Metals & Mining	75,911	—	—	75,911
Multi Utilities	725,601	—	—	725,601
Oil, Gas & Consumable Fuels	195,063	—	—	195,063
Paper & Forest Products	85,611	—	—	85,611
Personal Products	64,244	—	—	64,244
Pharmaceuticals	358,535	—	—	358,535
REITs — Apartments	1,664,166	—	—	1,664,166
REITs — Diversified	682,000	—	—	682,000
REITs — Healthcare	1,224,246	—	—	1,224,246
REITs — Hotels	394,330	—	—	394,330
REITs — Industrial	1,062,072	—	—	1,062,072
REITs — Manufactured Homes	22,308	—	—	22,308
REITs — Office	1,380,966	—	—	1,380,966
REITs — Regional Malls	1,373,404	—	—	1,373,404
REITs — Shopping Centers	1,099,730	—	—	1,099,730
REITs — Storage	894,798	—	—	894,798
REITs — Triple Net Lease	356,683	—	—	356,683
Specialty Retail	58,484	—	—	58,484
Textiles, Apparel & Luxury Goods	144,574	—	—	144,574
Thrifts & Mortgage Finance	163,092	—	—	163,092
Tobacco	201,487	—	—	201,487
Trading Companies & Distributors	153,640	—	—	153,640

Total Common Stocks	18,163,400	—	186	18,163,586

27

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Asset Valuation Inputs (continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Preferred Stocks
Capital Markets	$—	$16,524	$—	$16,524
Diversified Financial Services	—	55,478	—	55,478
Thrifts & Mortgage Finance	84,937	18,264	—	103,201

Total Preferred Stocks	84,937	90,266	—	175,203

Short-Term Investments	—	550,000	—	550,000

Total	$18,248,337	$31,764,147	$1,920,248	$51,932,732

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Forward Foreign Currency Contracts	$—	$(56,542)	$—	$(56,542)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of June 30, 2009:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of June 30, 2009
Bonds and Notes
ABS Credit Card	$68,000	$—	$—	$24,531	$—	$—	$—	$—	$92,531
Airlines	—	—	—	306	35,000	—	—	—	35,306
Banking	—	76	—	(1,119)	—	—	38,808	—	37,765
Chemicals	107,000	512	—	13,738	—	—	9,150	(108,000)	22,400
Electric	—	22	—	1,028	—	—	8,600	—	9,650
Healthcare	146,600	640	—	59,926	—	(3,589)	—	(203,577)	—

28

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Investments in Securities	Balance as of December 31, 2008	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of June 30, 2009
Home Construction	$63,250	$782	$(160,499)	$187,905	$—	$(91,438)	$—	$—	$—
Metals & Mining	217,639	223	—	71,604	—	—	—	(289,466)	—
Non-Captive Consumer	—	1,877	—	19,726	—	—	194,570	—	216,173
Non-Captive Diversified	37,459	338	(14,563)	(36,611)	460	(15,389)	1,063,799	—	1,035,493
Property & Casualty Insurance	—	240	—	(21,671)	—	—	417,613	—	396,182
Supranational	120,812	3,831	(65,409)	73,014	—	(73,374)	—	—	58,874
Technology	38,900	69	—	24,319	—	—	—	(47,600)	15,688
Wireless	269,701	8	(33,675)	42,573	—	(56,789)	—	(221,818)	—
Common Stocks
Biotechnology	—	—	—	(2,503)	2,689	—	—	—	186
Preferred Stocks
Capital Markets	15,625	—	—	898	—	—	—	(16,523)	—
Diversified Financial Services	32,250	—	(222)	23,175	289	(14)	—	(55,478)	—

Total	$1,117,236	$8,618	$(274,368)	$480,839	$38,438	$(240,593)	$1,732,540	$(942,462)	$1,920,248

4.  Derivatives.  The Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), effective January 1, 2009. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Portfolio may use include forward foreign currency contracts.

The Portfolio is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Portfolio assets denominated in foreign currencies. The Portfolio may enter into forward foreign currency contracts for hedging purposes to protect the value of the Portfolio’s holdings of foreign securities. The Portfolio may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Portfolio.

The following is a summary of derivative instruments for the Portfolio, as of June 30, 2009:

Liability Derivatives	Forwards
Foreign exchange contracts	$(56,542)

Statement of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts

Transactions in derivative instruments during the six months ended June 30, 2009, were as follows:

Change in Appreciation (Depreciation)	Forwards
Foreign exchange contracts	$(56,542)

Statement of Operations Location	Net change in unrealized appreciation/depreciation on foreign currency translations

Volume of derivative activity, based on month-end notional amounts outstanding during the period, was as follows for the six months ended June 30, 2009:

Percentage of Net Assets Forwards
Average Notional Amount Outstanding	2%
Highest Notional Amount Outstanding	3%
Lowest Notional Amount Outstanding	2%
Notional Amount Outstanding as of June 30, 2009	2%

Notional amounts outstanding are at absolute value and are determined, when applicable, by netting notional amounts of contracts to buy and sell the same underlying instrument.

29

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2009, purchases and sales of securities (excluding short-term investments and including paydowns) were $6,307,669 and $14,093,980, respectively. Sales of U.S. government/agency securities (excluding short-term investments and including paydowns) were $3,903,940.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to the Portfolio. Under the terms of the management agreement, the Portfolio pays a management fee at the annual rate of 0.55% of the first $1 billion of the Portfolio’s average daily net assets and 0.50% of the Portfolio’s average daily net assets in excess of $1 billion, calculated daily and payable monthly.

Natixis Advisors has entered into subadvisory agreements with AEW Capital Management, L.P. (“AEW”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) on behalf of the Portfolio.

Payments to Natixis Advisors are reduced in the amount of payments to the subadvisers. Natixis Advisors voluntarily agreed to waive a portion of the management fee it retains for the Portfolio after payment to subadvisers.

Natixis Advisors has given a binding undertaking to the Portfolio to reduce management fees, and/or reimburse certain expenses associated with the Portfolio to limit its operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2010 and will be reevaluated on an annual basis. For the six months ended June 30, 2009, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C
1.25%	2.00%

For the six months ended June 30, 2009, the management fees and reductions of management fees for the Portfolio were as follows:

Gross Management Fee	Reductions of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
			Gross	Net
$147,414	$489	$146,925	0.55%	0.55%

For the six months ended June 30, 2009, expenses did not exceed the limits under the expense limitation agreement.

Natixis Advisors is permitted to recover expenses it has borne under the expense limitation agreement (whether through reduction of its management fees or otherwise) on a class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. There are no amounts subject to possible recovery under the expense limitation agreements at June 30, 2009.

Certain officers and directors of Natixis Advisors and its affiliates are also Trustees of the Portfolio. Natixis Advisors, Loomis Sayles and AEW are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Portfolio and has subcontracted with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors the Portfolio pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion, and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per class and an additional $75,000 if managed by multiple subadvisors.

For the six months ended June 30, 2009, the Portfolio paid $13,760 in administrative fees to Natixis Advisors.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Portfolio.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Portfolio’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Portfolio’s Class C shares (the “Class C Plan”).

30

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Under the Class A Plan, the Portfolio pays Natixis Distributors a monthly service fee at the annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Portfolio pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Portfolio pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Portfolio’s Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2009, the Portfolio paid the following service and distribution fees:

Service Fee		Distribution Fee
Class A	Class C	Class C
$35,266	$31,740	$95,221

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Portfolio if the shares of those customers were registered directly with the Portfolio’s transfer agent. Accordingly, the Portfolio agreed to pay a portion of the intermediary fees attributable to shares of the Portfolio held by the intermediaries (which generally are a percentage of the values of shares held) not exceeding what the Portfolio would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Portfolio which are included in the transfer agent fees and expenses in the Statement of Operations.

Sub-Transfer Agent Fees
Class A	Class C
$9,299	$8,538

e.  Commissions.  The Portfolio has been informed that commissions (including CDSCs) on Portfolio shares paid to Natixis Distributors by investors in shares of the Portfolio during the six months ended June 30, 2009 amounted to $2,101.

f.  Trustees Fees and Expenses.  The Portfolio does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Portfolio until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Portfolio under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  The Portfolio, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest will be charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR rate, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, will be accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

31

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2009 (Unaudited)

Prior to March 11, 2009, each fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 unsecured committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2009, the Portfolio had no borrowings under these agreements.

8.  Broker Commission Recapture.  The Portfolio has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Portfolio under such agreements and are included in realized gains in the Statement of Operations. For the six months ended June 30, 2009, amounts rebated under these agreements amounted to $2,231.

9.  Capital Shares.  The Portfolio may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	38,050	$261,653	444,730	$4,212,528
Issued in connection with the reinvestment of distributions	80,603	556,483	232,902	2,145,062
Redeemed	(753,770)	(5,168,315)	(1,596,225)	(14,388,129)

Net change	(635,117)	$(4,350,179)	(918,593)	$(8,030,539)

Class C
Issued from the sale of shares	88,582	$617,995	365,260	$3,379,096
Issued in connection with the reinvestment of distributions	30,492	209,940	106,337	990,568
Redeemed	(1,135,287)	(7,774,696)	(3,093,572)	(28,348,083)

Net change	(1,016,213)	$(6,946,761)	(2,621,975)	$(23,978,419)

Increase (decrease) from capital share transactions	(1,651,330)	$(11,296,940)	(3,540,568)	$(32,008,958)

32

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	August 26, 2009

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	August 26, 2009